[front cover]

AMERICAN CENTURY
Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Value
Equity Income
Small Cap Value
Large Cap Value

March 31, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     The fiscal year ended March 31, 2002, saw historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. But as tumultuous as conditions have been since last September, they could have been much worse. September 11 reawakened
America's "can do" spirit, triggering a flurry of activity that propped up the financial markets and re-ignited the economy. For its part, the Federal Reserve cut short-term interest rates to a 40-year low, which boosted the economy.

     Amid all this turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     Of course, some change is inevitable. To better meet the needs and demands of investors, eliminate some redundancies in our fund family, and concentrate the efforts of our investment teams, we combined and redefined some of our fixed-income portfolios.

     We're also working hard to provide you with the important investment information you need more efficiently and cost-effectively. We're putting increasing emphasis on quarterly fund commentaries, which should be available on our Web site (www.americancentury.com) within three weeks after each calendar quarter end. Quarterly reporting on the Web -- in addition to the annual and semiannual report mailings -- should help provide you with useful information in a more timely fashion.

     We appreciate your continued confidence in American Century, especially during these turbulent times. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.          /s/James E. Stowers III
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2

VALUE

EQUITY INCOME

SMALL CAP VALUE

LARGE CAP VALUE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   26
   Statement of Operations ................................................   28
   Statement of Changes
      in Net Assets .......................................................   30
   Notes to Financial
      Statements ..........................................................   32
   Financial Highlights ...................................................   40
   Independent
      Auditors' Report ....................................................   56

OTHER INFORMATION
   Management .............................................................   57
   Share Class and Retirement
      Account Information .................................................   59
   Background Information
      Portfolio Managers ..................................................   60
      Investment Philosophy

                                               www.americancentury.com      1

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

AN UNPRECEDENTED PERIOD

     The year covered in this report was one of the most volatile on record for the U.S. stock market, and one that presented a number of significant obstacles for equity investors. The downturn that began in early 2001 continued, as overcapacity in technology, massive layoffs, waning consumer and business spending, and deteriorating corporate earnings across many sectors weighed heavily upon the stock market. Despite the Federal Reserve Board's effort to stimulate the economy out of recession through a series of short-term interest-rate cuts--a total of nine during the period--the market environment remained difficult.

     Then came the tragedy that struck our nation on September 11, 2001 --
horrific terrorist attacks that rocked the world and took a devastating human toll here in America. Fallout from the atrocities was swift and profound; after a four-day market pause, stocks plummeted  dramatically as investors grappled with concerns that the attacks would further weigh on an already-ailing economy and effectively seal a long-term recession. Those concerns proved to be short lived, and the markets demonstrated amazing resiliency. Within weeks of the attacks, most broad market indices had regained their pre-attack levels and then maintained their upward momentum as 2001 wound to a close. At the same time, monetary and fiscal policy finally took hold, and investors began seeing the first tangible signs that the economy was taking tentative steps toward stabilization.

VALUE RULED, SMALLER  STOCKS PREVAILED

     The sectors that performed well during the year were an odd mix.
Economically sensitive sectors, such as basic materials and consumer cyclicals, led the market, reflecting optimism about a rebounding economy, at the same time that more defensive sectors, such as consumer non-cyclicals and commercial services, also moved higher. Financials, the largest sector component of the S&P
500, posted modest gains, while at the opposite end, technology and telecommunications struggled.

     Size mattered too. Investors increasingly sought both strong fundamentals and solid earnings at reasonable prices, creating an environment that ultimately favored smaller value-oriented stocks over their larger growth-oriented counterparts. For the year ended March 31, 2002, the S&P MidCap 400/BARRA Value
Index, representative of mid-cap stocks, was up significantly, showing a gain of
21.98%, and the S&P SmallCap 600/BARRA Value Index, which reflects the performance of smaller value-oriented companies, gained 25.86% in the same period. The S&P 500 Index, the most commonly used indicator of broad market performance, gained just 0.21% during the period.

A LOOK AHEAD

     Currently, many larger stocks remain richly valued, while many smaller-cap firms continue to sell at discounts to their fair market value, an environment that may persist in the months to come. Also, in the wake of the Enron scandal that erupted in late 2001, investors increasingly are focused on the balance sheet, actively questioning the complex accounting practices in place at many larger, high-profile firms. In any case, we will continue to apply our disciplined, value-based methodologies to find those high-quality businesses that can be purchased at attractive discounts to their normal prices. We believe that, over time, these firms have the potential to provide competitive returns for our investors.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED MARCH 31, 2002

S&P 500/BARRA VALUE               -4.29%
S&P MIDCAP 400/ BARRA VALUE       21.98%
S&P SMALLCAP 600/ BARRA VALUE     25.86%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED MARCH 31, 2002

 2      1-800-345-2021

Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2002

                     INVESTOR CLASS               ADVISOR CLASS             INSTITUTIONAL CLASS            C CLASS
                   (INCEPTION 9/1/93)           (INCEPTION 10/2/96)         (INCEPTION 7/31/97)        (INCEPTION 6/4/01)
                   ------------------           -------------------         -------------------        ------------------

               VALUE   S&P 500   LIPPER      VALUE    S&P 500    LIPPER     VALUE  S&P 500    LIPPER     VALUE    S&P 500   LIPPER
                                MULTI-CAP                       MULTI-CAP                    MULTI-CAP                     MULTI-CAP
                                VALUE FUND                     VALUE FUND                    VALUE FUND                   VALUE FUND
                                 INDEX                           INDEX                         INDEX                         INDEX

6 MONTHS* .... 16.95%  10.97%     15.30%     16.65%   10.97%     15.30%     16.88%   10.97%    15.30%    15.37%(3)  10.97%    15.30%
1 YEAR ....... 17.96%   0.21%      6.47%     17.51%    0.21%      6.47%     18.19%    0.21%     6.47%      --         --        --
====================================================================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================================================================
3 YEARS ...... 12.60%  -2.54%      6.14%     12.28%   -2.54%      6.14%     12.76%   -2.54%     6.14%     --         --        --
5 YEARS ...... 12.48%  10.17%      9.88%     12.18%   10.17%      9.88%        --       --        --      --         --        --
LIFE OF FUND . 14.50%  13.21%(1)  11.96%(1)  12.61%   10.88%(2)  11.34%(2)   9.38%    6.04%     5.43%  5.33%(4)  -2.17%(5)  7.63%(5)

*Returns for periods less than one year are not annualized.

(1)  From 8/31/93, the date nearest the class's inception for which data are available.

(2)  From 9/30/96, the date nearest the class's inception for which data are available.

(3)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been 16.37% if shares were not redeemed during the period.

(4)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been 6.33% if shares were not redeemed during the period.

(5)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

*Fund performance from 9/1/93, Index performance from 8/31/93, the date nearest the class's inception from which data are available. Not annualized.

                                               www.americancentury.com      3

Value--Performance Review
--------------------------------------------------------------------------------

[photo of Phil Davidson and Scott Moore]

     The following is a market overview and performance summary from Phil
Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

     We are pleased with Value's strong performance during a period that was difficult for many stocks. Value gained 17.96%* during the year ended March 31,
2002, substantially greater than the 6.47% gain posted by its benchmark, the
Lipper Multi-Cap Value Fund Index, for the same period. The S&P 500 Index, representative of the broad market, gained just 0.21%.

     As is discussed in the Market Perspective on page 2, the months covered by this report were marked by  a number of events that impacted the markets.
Foremost among them were a worldwide economic slowdown, declining corporate profits, heightened volatility in the aftermath of the terrorist attacks on
America in September 2001 and, more recently, heightened investor concern about corporate accounting practices spawned by the collapse of energy trading giant
Enron in late 2001. As the period progressed, signs of economic recovery were somewhat slower to materialize than anticipated, and investor anxiety continued
unabated. In this environment, many investors determined that many stocks were too pricey and correspondingly sought the relative safety of value-oriented firms. As a result, the value style of investing dominated for the better part of the period.

     A market environment such as this may sound like a value investor's dream come true, and in many respects that was the case. Value opportunities --
high-quality firms selling at prices below their fair market value -- have appeared plentiful. However, we believe that careful stock selection takes on even greater importance in an environment where inexpensive stocks abound, because not all stocks selling at a  discount are true value opportunities. To find those firms whose underlying strength and stability will enable them to persevere in difficult market conditions, we adhered to our "pure-play" value strategy, selecting only those firms that met our strict value criteria. We believe our ability to do this successfully enabled the fund to outperform its benchmark index by such a wide margin.

CLASSIC VALUE HAVENS

     Basic materials and consumer  non-cyclical holdings -- classic value havens
--contributed the most to Value's performance during the year. Top-performing chemical companies included Air Products and Chemicals Inc., Minerals
Technologies, and Minnesota Mining and Manufacturing Co., all of which were among the fund's top-ten contributors. In the home products arena, standout performers included Clorox and Procter & Gamble.

     Financials, Value's largest sector stake during the period, also contributed. Virtually all industries comprising this sector flourished in the wake of the Federal Reserve's series of rate cuts

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                3/31/02           3/31/01

NO. OF COMPANIES                                  80                77

P/E RATIO                                        26.8              19.7

MEDIAN MARKET                                    $6.50             $5.28
CAPITALIZATION                                  BILLION           BILLION

WEIGHTED MARKET                                  $40.0             $31.7
CAPITALIZATION                                  BILLION           BILLION

DIVIDEND YIELD                                   1.94%             2.16%

PORTFOLIO TURNOVER                                151%              150%

EXPENSE RATIO (FOR
INVESTOR CLASS)                                  1.00%             1.00%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF MARCH 31, 2002
U.S. COMMON STOCKS AND FUTURES                                   93.4%
FOREIGN COMMON STOCKS                                             5.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         98.6%
TEMPORARY CASH INVESTMENTS                                        1.4%

Investment terms are defined in the Glossary on pages 62-63.

 4      1-800-345-2021

Value--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

throughout 2001, but bank holdings and property and casualty insurers delivered the bulk of performance. Among banks, top-performers included First
Virginia Banks, Inc., and Marshall & Ilsley Corp., which are enjoying greater profit margins in their lending businesses due to lower interest rates. Among insurance firms, the standout performer was Allstate Corp. The firm's shares had struggled briefly when the market overreacted to setbacks Allstate experienced in its homeowners' line, but later rebounded. We believe the operating environment for all three firms will continue to be favorable going forward and are therefore maintaining our positions.

     Energy stocks also contributed, particularly during the latter half of the period when escalating tension in the Middle East pushed oil prices up dramatically. Our overweight stake and emphasis on higher quality names, such as Exxon Mobil Corp., translated into significant gains for the fund.

SMALL POCKETS OF UNDERPERFORMANCE

     Value generally fared well in the telecommunications sector, helped by strong stock selection among telephone companies and a limited exposure to the struggling and highly competitive wireless telecommunications arena.
Nonetheless, one holding, Sprint Corp. - PCS Group, weighed on performance. The firm has been fighting a generally uphill battle since mid-2000, when investors reacted negatively to the company's failed merger with WorldCom. Increasing competition in the long-distance market has put additional pressure on the firm.
Given these difficulties, we have removed this stock from the portfolio.

     Other small areas of concentration for the fund, including selected clothing and specialty stores and drug firms, also weighed on performance. Some retailers stumbled a bit earlier in the period as the economy slowed and consumers reined in discretionary spending. Meanwhile, the most noteworthy detractor in the drug arena was Bristol-Myers Squibb Co., a fundamentally sound firm whose earnings have slowed due to what we believe are transitory problems associated with its product pipeline and inventory reduction.

STAYING THE COURSE

     We remain optimistic about the months ahead, although volatility may continue to be an issue. Downbeat  corporate earnings, conflicting economic indicators and anxiety about corporate accounting practices continue to plague the markets, but we also have begun to see the first tangible signs of economic recovery -- including expanding manufacturing, strong consumer spending and increasing investor confidence. Such an environment bodes well for the value-oriented firms we seek for Value's portfolio -- seasoned, well-managed, and fundamentally sound firms that are trading at a discount. We believe these offer significant potential for attractive returns over the long term.

[right margin]

TOP TEN HOLDINGS

                                                 % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               3/31/02             9/30/01

FIRST VIRGINIA
     BANKS, INC.                                 3.3%                3.6%

BRISTOL-MYERS
     SQUIBB CO.                                  3.1%                2.2%

KIMBERLY-CLARK CORP.                             3.1%                 --

WASTE MANAGEMENT,
     INC.                                        3.0%                2.7%

EXXON MOBIL CORP.                                3.0%                0.4%

BP PLC ADR                                       3.0%                3.6%

MARTIN MARIETTA
     MATERIALS, INC.                             2.9%                2.6%

ALLSTATE CORP.                                   2.8%                1.5%

MINNESOTA MINING &
     MANUFACTURING CO.                           2.5%                2.6%

CAMPBELL SOUP
     COMPANY                                     2.3%                2.0%

TOP FIVE INDUSTRIES

                                                  % OF FUND INVESTMENTS

                                                AS OF              AS OF
                                               3/31/02             9/30/01

ENERGY RESERVES
     & PRODUCTION                                7.4%                7.7%

DRUGS                                            5.8%                3.2%

CHEMICALS                                        5.7%                6.4%

BANKS                                            5.1%                5.1%

HOME PRODUCTS                                    5.1%                4.0%

                                           www.americancentury.com          5

Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS - 89.0%

APPAREL & TEXTILES - 0.4%

   315,200  Jones Apparel Group, Inc.(1)                         $   11,016,240
                                                                 ---------------

BANKS - 5.1%

 1,550,000  First Virginia Banks, Inc.                               83,126,500

   464,500  Marshall & Ilsley Corp.                                  28,910,480

   250,400  SunTrust Banks, Inc.                                     16,709,192
                                                                 ---------------

                                                                    128,746,172
                                                                 ---------------

CHEMICALS - 5.7%

   908,200  Air Products & Chemicals, Inc.                           46,908,530

   669,800  Minerals Technologies Inc.                               35,144,406

   550,000  Minnesota Mining & Manufacturing Co.                     63,255,500
                                                                  --------------

                                                                    145,308,436
                                                                  --------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.4%

   370,600  Avocent Corp.(1)                                          9,928,374
                                                                 ---------------

CONSTRUCTION & REAL PROPERTY - 3.2%

   210,000  Fluor Corporation                                         8,565,900

 1,729,100  Martin Marietta Materials, Inc.                          73,002,602
                                                                 ---------------

                                                                     81,568,502
                                                                 ---------------

CONSUMER DURABLES - 1.6%

   230,000  Carlisle Companies, Inc.                                 10,055,600

 1,280,885  Miller (Herman), Inc.                                    30,453,041
                                                                 ---------------

                                                                     40,508,641
                                                                 ---------------

DEFENSE/AEROSPACE - 2.3%

   750,000  Raytheon Company                                         30,787,500

 1,107,300  Rockwell Collins                                         27,926,106
                                                                 ---------------

                                                                     58,713,606
                                                                 ---------------

DEPARTMENT STORES - 1.6%

   965,100  Federated Department Stores, Inc.(1)                     39,424,335
                                                                 ---------------

DRUGS - 5.8%

 1,958,700  Bristol-Myers Squibb Co.                                 79,307,763

   825,000  Merck & Co., Inc.                                        47,503,500

   722,557  Watson Pharmaceuticals, Inc.(1)                          19,574,069
                                                                 ---------------

                                                                    146,385,332
                                                                 ---------------

ELECTRICAL EQUIPMENT - 3.9%

   919,900  AVX Corporation                                          19,262,706

   755,800  CommScope, Inc.(1)                                       13,150,920

   998,607  Dover Corp.                                              40,942,887

 1,044,300  Littelfuse, Inc.(1)(2)                                   25,804,653
                                                                 ---------------

                                                                     99,161,166
                                                                 ---------------

ELECTRICAL UTILITIES - 3.7%

   397,000  Ameren Corp.                                             16,971,750

   748,700  FPL Group, Inc.                                          44,585,085

 1,278,300  Wisconsin Energy Corp.                                   31,804,104
                                                                 ---------------

                                                                     93,360,939
                                                                 ---------------

Shares                                                                Value
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 7.4%

 1,418,900  BP Plc ADR                                          $    75,343,590

   275,000  Burlington Resources, Inc.                               11,024,750

 1,735,900  Exxon Mobil Corp.                                        76,084,498

   480,501  Royal Dutch Petroleum Co.
                              New York Shares                        26,100,814

                                                                 ---------------

                                                                    188,553,652

                                                                 ---------------

ENVIRONMENTAL SERVICES - 3.0%

 2,799,400  Waste Management, Inc.                                   76,283,650

                                                                 ---------------

FINANCIAL SERVICES - 1.5%

   237,800  MBIA Inc.                                                13,005,282

   106,000  MGIC Investment Corp.                                     7,253,580

   182,000  Student Loan Corp. (The)                                 16,671,200

                                                                 ---------------

                                                                     36,930,062

                                                                 ---------------

FOOD & BEVERAGE - 3.2%

 2,207,200  Campbell Soup Company                                    59,152,960

   414,900  Coca-Cola Enterprises Inc.                                7,791,822

   329,900  Heinz (H.J.) Co.                                         13,690,850

                                                                 ---------------

                                                                     80,635,632

                                                                 ---------------

FOREST PRODUCTS & PAPER - 1.1%

   567,100  Bowater Inc.                                             28,241,580

    43,500  Sonoco Products Co.                                       1,244,535

                                                                 ---------------

                                                                     29,486,115

                                                                 ---------------

GAS & WATER UTILITIES - 3.3%

 2,085,000  AGL Resources Inc.                                       48,997,500

 1,319,300  WGL Holdings Inc.(3)                                     35,436,398

                                                                 ---------------
                                                                     84,433,898

                                                                 ---------------

GROCERY STORES - 0.9%

   870,000  Koninklijke Ahold NV ADR                                 22,759,200

                                                                 ---------------

HEAVY ELECTRICAL EQUIPMENT - 3.0%

 1,111,026  American Power Conversion Corp.(1)                       16,415,409

   143,200  Crane Co.                                                 3,915,088

   966,700  Emerson Electric Co.                                     55,478,913

                                                                 ---------------

                                                                     75,809,410

                                                                 ---------------

HEAVY MACHINERY - 0.3%

   144,600  Caterpillar Inc.                                          8,220,510

                                                                 ---------------

HOME PRODUCTS - 5.1%

 1,145,600  Clorox Company                                           49,982,528

 1,213,000  Kimberly-Clark Corp.                                     78,420,450

                                                                 ---------------

                                                                    128,402,978

                                                                 ---------------

INDUSTRIAL PARTS - 0.6%

   431,300  York International Corp.                                 15,483,670

                                                                 ---------------

INFORMATION SERVICES - 0.1%

    73,500  ADVO, Inc.(1)                                             3,104,640

                                                                 ---------------

LIFE & HEALTH INSURANCE - 1.3%

 1,072,700  MetLife, Inc.                                            33,790,050

                                                                 ---------------

 6          1-800-345-2021                  See Notes to Financial Statements

Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.1%

   123,500  Bard (C.R.), Inc.                                     $   7,292,675

   461,400  Beckman Coulter Inc.                                     23,563,698

   140,000  Becton Dickinson & Co.                                    5,280,800

   627,400  Waters Corp.(1)                                          17,548,378
                                                                 ---------------

                                                                     53,685,551
                                                                 ---------------

MEDICAL PROVIDERS & SERVICES - 2.5%

   295,185  Anthem, Inc.(1)                                          16,993,800

   950,000  HCA Inc.                                                 41,876,000

   153,400  Orthodontic Centers of America, Inc.(1)                   4,235,374
                                                                 ---------------

                                                                     63,105,174
                                                                 ---------------

MOTOR VEHICLES & PARTS - 0.4%

    50,000  Superior Industries International, Inc.                   2,439,000

   306,500  Toyota Motor Corp. ORD                                    8,831,121
                                                                 ---------------

                                                                     11,270,121
                                                                 ---------------

OIL REFINING - 1.0%

   282,200  ChevronTexaco Corp.                                      25,474,194
                                                                 ---------------

OIL SERVICES - 0.6%

   516,800  Diamond Offshore Drilling, Inc.                          16,155,168
                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 4.9%

 1,890,500  Allstate Corp.                                           71,404,185

   499,500  Chubb Corp.                                              36,513,450

   475,000  Horace Mann Educators Corp.                              10,692,250

   338,992  Travelers Property Casualty Corp.(1)                      6,779,840
                                                                 ---------------

                                                                    125,389,725
                                                                 ---------------

PUBLISHING - 1.9%

   579,600  Belo Corp. Cl A                                          13,475,700

   592,000  Dow Jones & Co., Inc.                                    34,466,240
                                                                 ---------------

                                                                     47,941,940
                                                                 ---------------

RAILROADS - 0.4%

   168,300  Union Pacific Corp.                                       10,458,162
                                                                 ---------------

SECURITIES & ASSET MANAGEMENT - 3.1%

   940,900  Edwards (A.G.), Inc.                                      41,380,782

   354,700  Merrill Lynch & Co., Inc.                                 19,643,286

   151,700  Morgan Stanley Dean Witter & Co.                           8,693,927

   250,000  T. Rowe Price Group Inc.                                   9,732,500
                                                                 ---------------

                                                                     79,450,495
                                                                 ---------------

SEMICONDUCTOR - 0.8%

   940,600  Vishay Intertechnology, Inc.(1)                          19,131,804
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------

TELEPHONE - 4.7%

 1,150,000  BellSouth Corp.                                     $    42,389,000

    50,000  CenturyTel Inc.                                           1,700,000

   181,000  Commonwealth Telephone
               Enterprise Inc.(1)                                     6,971,215

 1,469,610  SBC Communications Inc.                                  55,022,197

   309,000  Verizon Communications                                   14,105,850

                                                                 ---------------

                                                                    120,188,262

                                                                 ---------------

TOBACCO - 0.9%

   563,200  UST Inc.                                                 21,925,376

                                                                 ---------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.2%

 496,102  United Parcel Service, Inc. Cl B                           30,163,002

                                                                 ---------------

TOTAL COMMON STOCKS                                               2,262,354,184
                                                                 ---------------
  (Cost $2,002,316,399)
===============================================================================

 TEMPORARY CASH INVESTMENTS -
===============================================================================

 SEGREGATED FOR FUTURES** - 9.6%

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.75%, dated 3/28/02, due
       4/1/02 (Delivery value $125,124,325)                         125,100,000

    Repurchase Agreement, Salomon Smith Barney, Inc.
       (U.S. Treasury obligations), in a joint trading
       account at 1.75%, dated 3/28/02, due
       4/1/02 (Delivery value $55,610,811)                           55,600,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.74%, dated 3/28/02, due
       4/1/02 (Delivery value $62,051,994)                           62,040,000

                                                                 ---------------

TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES                                              242,740,000
                                                                 ---------------
   (Cost $242,740,000)
===============================================================================

 TEMPORARY CASH INVESTMENTS - 1.4%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.74%, dated 3/28/02, due
       4/1/02 (Delivery value $36,066,972)                           36,060,000

                                                                 ---------------

   (Cost $36,060,000)

TOTAL INVESTMENT SECURITIES - 100.0%                             $2,541,154,184
                                                                 ===============
   (Cost $2,281,116,399)

See Notes to Financial Statements              www.americancentury.com      7

Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

   Contracts               Settlement                          Unrealized
    to Sell                   Date             Value           Gain (Loss)
------------------------------------------------------------------------------

   12,849,674   EURO       4/30/2002        $11,178,937          $81,593

  808,853,500   JPY        4/30/2002          6,109,473           (3,997)
                                         -----------------------------------

                                            $17,288,410          $77,596
                                         ===================================

(Value on Settlement Date $17,366,006)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging).  The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.
================================================================================

 EQUITY FUTURES CONTRACTS**

                        Expiration      Underlying Face        Unrealized
       Purchased           Date         Amount at Value           Loss
----------------------------------------------------------------------------

      848  S&P 500         June
           Futures         2002          $242,740,000         $(5,121,131)
                                     =======================================

**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

JPY = Japanese Yen

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
Investment Company Act of 1940.  (See Note 5 in Notes to Financial Statements
for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2002.)

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

 8          1-800-345-2021                 See Notes to Financial Statements

Equity Income--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2002

                   INVESTOR CLASS                   ADVISOR CLASS                INSTITUTIONAL CLASS                 C CLASS
                 (INCEPTION 8/1/94)               (INCEPTION 3/7/97)              (INCEPTION 7/8/98)            (INCEPTION 7/13/01)

               EQUITY   S&P      LIPPER        EQUITY    S&P      LIPPER       EQUITY     S&P     LIPPER      EQUITY    S&P     LIPPER
               INCOME   500    EQUITY INCOME   INCOME    500   EQUITY INCOME   INCOME     500  EQUITY INCOME  INCOME    500  EQUITY INCOME
                               FUND INDEX                       FUND INDEX                     FUND INDEX                    FUND INDEX

6 MONTHS* .... 13.20%  10.97%     10.70%       13.06%   10.97%    10.70%        13.31%   10.97%    10.70%    11.64%(4) 10.97%    10.70%
1 YEAR ....... 17.35%   0.21%      3.91%       17.05%    0.21%     3.91%        17.40%    0.21%    3.91%       --       0.21%     3.91%
=======================================================================================================================================
AVERAGE ANNUAL RETURNS
=======================================================================================================================================
3 YEARS ...... 13.82%  -2.54%      2.96%       13.54%   -2.54%     2.96%        14.05%   -2.54%    2.96%          --    -2.54%     2.96%
5 YEARS ...... 15.13%  10.17%      8.83%       14.88%   10.17%     8.83%           --    10.17%    8.83%          --    10.17%     8.83%
LIFE OF FUND . 16.73%  14.70%(1)  11.80%(1)    14.01%    8.90%(2)  7.82%(2)     11.62%    1.02%(3) 2.63%(3)   7.45%(5)  -4.12%(6)  0.46%(6)

*Returns for periods less than one year are not annualized.

(1)  From 7/31/94, the date nearest the class's inception for which data are available.

(2)  From 3/6/97, the date nearest the class's inception for which data are available.

(3)  From 7/9/98, the date nearest the class's inception for which data are available.

(4)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares within the first year after purchase. Return would have been 12.64% if shares were not redeemed during the period.

(5)  Return reflects deduction of the 1.00% maximum contingent deferred sales charge imposed on shares within the first year after purchase. Return would have been 8.45% if shares were not redeemed during the period.

(6)  From 7/12/01, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

*Fund performance from 8/1/94, Index performance from 7/31/94, the date nearest the class's inception for which data are available. Not annualized.

                                               www.americancentury.com      9

Equity Income--Performance Review
--------------------------------------------------------------------------------

     The following is a market overview and performance summary from Phil
Davidson and Scott Moore, portfolio managers on the Equity Income  investment team. A photo of Phil  and Scott appears on page 4.

     Equity Income performed exceptionally well in a period that was difficult for many stocks. The fund gained 17.35%* during the year ended March 31, 2002, vastly outperforming the 3.91% gain posted by its benchmark, the Lipper Equity
Income Fund Index, for the same period. The S&P 500 Index, representative of the broad market, gained just 0.21%.

     As is discussed in the Market Perspective on page 2, the months covered by this report were marked by a number of events that impacted the stock and bond markets. Foremost among them were a worldwide economic slowdown, declining corporate profits, heightened volatility in the aftermath of the terrorist attacks on America in September 2001 and, more recently, heightened investor concern about corporate accounting practices spawned by the collapse of energy trading giant Enron in late 2001. As the period progressed, signs of economic recovery were somewhat slower to materialize than anticipated, and investor anxiety continued unabated. In this environment, investors determined that many stocks were too pricey and correspondingly sought more reasonably priced companies with predictable earnings prospects.

     Although the investment landscape has indeed been rich with the types of investment  opportunities we seek -- high-quality firms selling at prices below their fair market value -- we continued to evaluate portfolio candidates using our strict methodology. It is our belief that careful stock selection takes on even greater importance in an environment where inexpensive stocks abound, because not all stocks selling at a  discount are true value opportunities. For that reason, we have adhered to  our discipline of buying undervalued, leading businesses that have transitory issues affecting the prices of their stocks or those that offer high relative yields based on near-term expectations by the market. We believe these firms are most likely to offer investors good opportunities for handsome, risk-adjusted returns.

CLASSIC SAFE HAVENS

     Industrials and basic materials holdings -- classic stalwarts --
contributed significantly to Equity Income's performance during the year, as investors flocked to reasonably-valued shares in lieu of their growth counterparts. Top-performing industrial holdings included Cooper Industries,
Inc. and Hubbell, Inc., which closed the year as Equity Income's number-one and number-two contributors, respectively. Cooper is a leading supplier of electrical fuses, lighting fixtures and transformers. An unsolicited buyout offer from Danaher Corp. in August 2001 pushed the company's stock price up dramatically. We sold  our position on this strength and later repurchased
Cooper, again at an attractive price, after the acquisition effort failed.
Hubbell, meanwhile, makes wiring devices and lighting fixtures  for commercial and industrial use. We purchased this stock when its price  was beaten down due to temporary problems related to below-market  pricing by a competitor, then benefited significantly when it later rebounded.

     In the basic materials arena, the greatest gains were delivered by chemicals firms, another group that was boosted by investors' preference for reasonably priced firms with predictable earnings prospects. Standout performers included

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                3/31/02           3/31/01

NO. OF COMPANIES                                  77                67

P/E RATIO                                        27.0              16.3

MEDIAN MARKET                                    $6.52             $2.23
CAPITALIZATION                                  BILLION           BILLION

WEIGHTED MARKET                                  $41.2             $26.9
CAPITALIZATION                                  BILLION           BILLION

DIVIDEND YIELD                                   3.07%             3.05%

PORTFOLIO TURNOVER                                139%              169%

EXPENSE RATIO (FOR
INVESTOR CLASS)                                  1.00%             1.00%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF MARCH 31, 2002
U.S. COMMON STOCKS AND FUTURES                                   63.5%
FOREIGN COMMON STOCKS                                             4.0%
CONVERTIBLE PREFERRED STOCKS                                     14.2%
CONVERTIBLE BONDS                                                16.2%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         97.9%
TEMPORARY CASH INVESTMENTS                                        2.1%

Investment terms are defined in the Glossary on pages 62-63.

 10      1-800-345-2021

Equity Income--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

Air Products and Chemicals, Inc., an industrial gas supplier, and Minnesota
Mining and Manufacturing Co., a global supplier of various chemical products and adhesives. Both firms are longtime holdings that have contributed significantly in previous periods as well.

     Financials, Equity Income's largest sector stake during the period, also contributed. Virtually all industries comprising this sector flourished in the wake of the Federal Reserve's series of rate cuts throughout 2001, but bank holdings and property and casualty insurers provided the bulk of performance.
Our best bets among banks were First Virginia Banks, Inc. and Commerce
Bancshares Inc., both of which have enjoyed greater profit margins in their lending businesses. Another top name was Student Loan Corp., which originates, holds, and services student loans. We purchased the stock when it was inexpensive due to a failed acquisition bid by its majority shareholder,
Citibank, and have since watched it rebound handsomely. We believe the operating environment for all three firms will continue to be favorable going forward and are therefore maintaining our positions.

     Utilities, which represented the fund's second-largest sector weighting at the end of the period, were yet another source of strength. This classic value group was boosted as investors rediscovered the sector's consistent growth opportunities, dependable earnings and attractive yields. Top contributors in this group were gas utilities AGL Resources Inc. and Piedmont Natural Gas Co.
Inc., both of which have been strong performers in past periods.

FEW STUMBLED

     Telecommunications represented Equity Income's only detractor for the period at the sector level. The fund benefited from strong stock selection among telephone companies and a limited exposure to the struggling and highly competitive wireless telecommunications arena. Nonetheless, one holding, Sprint
Corp., weighed on performance. The firm has been fighting a generally uphill battle since mid-2000, when investors reacted negatively to the company's failed merger with WorldCom. Increasing competition in the long-distance market has put additional pressure on the firm. We eliminated our position.

     Other small areas of concentration for the fund, including selected clothing and specialty stores and drug firms, also detracted slightly. The problem among retailers was industry-wide, as many firms stumbled when consumers reined in discretionary spending as the economy slowed. Problems were more company-specific among drug holdings. The  primary detractor in this group was
Bristol-Myers Squibb Co., a fundamentally sound firm whose earnings slowed as a result of what we believe are some transitory problems associated with its product pipeline.

STAYING THE COURSE

     We remain optimistic about the months ahead, although volatility may continue to be an issue for some time to come. Downbeat corporate earnings, conflicting economic indicators and anxiety about corporate accounting practices continue to plague the market, although we also have begun to see some tangible signs of economic recovery -- including expanding manufacturing, strong consumer spending and increasing investor confidence. This environment should continue to favor the types  of firms we believe hold significant promise -- seasoned, well-managed and fundamentally sound firms that  are trading at a discount or providing  an attractive yield.

[right margin]

TOP TEN HOLDINGS

                                                  % OF FUND INVESTMENTS

                                                AS OF                AS OF
                                               3/31/02              9/30/01

PIEDMONT NATURAL
     GAS CO., INC.                               3.5%                 3.7%

UNION PACIFIC
     CAPITAL TRUST                               3.2%                 4.6%

BP PLC ADR                                       3.2%                 3.4%

BRISTOL-MYERS
     SQUIBB CO.                                  3.1%                 1.5%

WGL HOLDINGS INC.                                2.4%                 3.5%

CAMPBELL SOUP
     COMPANY                                     2.3%                 2.0%

AGL RESOURCES INC.                               2.1%                 2.7%

MINNESOTA MINING
     & MANUFACTURING CO.                         2.1%                 2.2%

AMEREN CORP.                                     2.1%                 0.6%

FPL GROUP INC.                                   1.9%                 2.1%

TOP FIVE INDUSTRIES

                                                   % OF FUND INVESTMENTS

                                                 AS OF               AS OF
                                                3/31/02             9/30/01

GAS & WATER UTILITIES                            8.5%                11.2%

ENERGY RESERVES
     & PRODUCTION                                7.0%                 5.9%

ELECTRICAL UTILITIES                             6.7%                 3.1%

BANKS                                            5.5%                 4.9%

HEAVY ELECTRICAL
     EQUIPMENT                                   5.4%                 8.0%

                                          www.americancentury.com          11

Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 58.0%

BANKS - 5.5%

   431,184  Commerce Bancshares, Inc.                            $   19,116,543

   423,600  First Virginia Banks, Inc.                               22,717,668

   301,500  PNC Financial Services Group                             18,539,235

   124,570  UMB Financial Corp.                                       5,355,264
                                                                 ---------------

                                                                     65,728,710
                                                                 ---------------

CHEMICALS - 3.1%

   221,900  Air Products & Chemicals, Inc.                           11,461,135

   218,300  Minnesota Mining & Manufacturing Co.                     25,106,683
                                                                 ---------------

                                                                     36,567,818
                                                                 ---------------

DEFENSE/AEROSPACE - 1.1%

   675,800  BAE Systems PLC ORD                                       3,228,138

   387,800  Rockwell Collins                                          9,780,316
                                                                 ---------------

                                                                     13,008,454
                                                                 ---------------

DEPARTMENT STORES - 1.2%

   427,700  May Department Stores Co. (The)                          14,905,345
                                                                 ---------------

DRUGS - 4.9%

   918,800  Bristol-Myers Squibb Co.                                 37,202,212

   378,800  Merck & Co., Inc.                                        21,811,304
                                                                 ---------------

                                                                     59,013,516
                                                                 ---------------

ELECTRICAL UTILITIES - 1.6%

   259,600  FPL Group, Inc.                                          15,459,180

   133,500  Wisconsin Energy Corp.                                    3,321,480
                                                                 ---------------

                                                                     18,780,660
                                                                 ---------------

ENERGY RESERVES & PRODUCTION - 4.7%

   711,700  BP Plc ADR                                               37,791,270

   428,600  Exxon Mobil Corp.                                        18,785,538
                                                                 ---------------

                                                                     56,576,808
                                                                 ---------------

FINANCIAL SERVICES - 1.1%

    49,100  Marsh & McLennan Companies, Inc.                          5,535,534

    82,800  Student Loan Corp. (The)                                  7,584,480
                                                                 ---------------

                                                                     13,120,014
                                                                 ---------------

FOOD & BEVERAGE - 3.9%

 1,038,800  Campbell Soup Company                                    27,839,840

   293,600  Heinz (H.J.) Co.                                         12,184,400

   115,100  Unilever N.V. New York Shares                             6,537,680
                                                                 ---------------

                                                                     46,561,920
                                                                 ---------------

FOREST PRODUCTS & PAPER - 0.2%

    53,600  Rayonier, Inc.                                            2,855,808
                                                                 ---------------

GAS & WATER UTILITIES - 8.5%

 1,075,300  AGL Resources Inc.                                       25,269,550

   163,500  NICOR Inc.                                                7,447,425

 1,161,100  Piedmont Natural Gas Co., Inc.(1)                        41,335,160

 1,088,800  WGL Holdings Inc.                                        29,245,168
                                                                 ---------------

                                                                    103,297,303
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 5.4%

   493,500  Cooper Industries, Inc.                            $     20,702,325

   396,800  Emerson Electric Co.                                     22,772,352

   628,000  Hubbell Inc. Cl B                                        20,661,200

                                                                 ---------------

                                                                     64,135,877

                                                                 ---------------

HOME PRODUCTS - 2.6%

   371,800  Clorox Co.                                               16,221,634

   239,400  Kimberly-Clark Corp.                                     15,477,210

                                                                 ---------------
                                                                     31,698,844

                                                                 ---------------

INDUSTRIAL PARTS - 1.6%

   617,500  Nordson Corp.                                            18,589,838

                                                                 ---------------

MEDICAL PRODUCTS & SUPPLIES - 0.3%

    77,300  Bausch & Lomb Inc. Cl A                                   3,445,261

                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 3.0%

   467,600  Allstate Corp.                                           17,661,252

    86,500  Chubb Corp. (The)                                         6,323,150

   793,600  CNA Surety Corp.                                         11,943,680

                                                                 ---------------

                                                                     35,928,082

                                                                 ---------------

PUBLISHING - 1.9%

   148,600  Dow Jones & Co., Inc.                                     8,651,492

   440,800  R.R. Donnelley & Sons Company                            13,708,880

                                                                 ---------------
                                                                     22,360,372

                                                                 ---------------

REAL ESTATE INVESTMENT TRUST - 1.3%

   305,500  CarrAmerica Realty Corp.                                  9,595,755

   184,100  Manufactured Home Communities, Inc.                       6,075,300

                                                                 ---------------
                                                                     15,671,055

                                                                 ---------------

TELEPHONE - 3.5%

   350,200  BellSouth Corp.                                          12,908,372

   561,392  SBC Communications Inc.                                  21,018,516

   165,900  Verizon Communications                                    7,573,335

                                                                 ---------------

                                                                     41,500,223

                                                                 ---------------

THRIFTS - 0.9%

   446,771  Washington Federal, Inc.                                 10,702,399

------------------------------------------

TOBACCO - 0.5%

   160,500  UST Inc.                                                  6,248,265

                                                                 ---------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.2%

   467,400  Ryder System, Inc.                                       13,806,996

                                                                 ---------------

TOTAL COMMON STOCKS                                                 694,503,568

                                                                 ---------------
  (Cost $619,745,809)

 12          1-800-345-2021                  See Notes to Financial Statements

Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Principal Amount                                                       Value
--------------------------------------------------------------------------------

 CONVERTIBLE BONDS - 16.2%

APPAREL & TEXTILES - 0.9%

$19,835,000  Jones Apparel Group Inc.,
               3.56%, 2/1/21(2)                                  $   10,393,074
                                                                 ---------------

COMPUTER SOFTWARE - 0.8%

 9,231,000  Goldman Sachs Group Inc.,
              (convertible into Computer
              Associates International, Inc.),
              2.00%, 3/8/09(3)                                        9,800,737
                                                                 ---------------

CONSTRUCTION & REAL PROPERTY - 0.7%

19,644,000  Masco Corp.,
              2.96%, 7/20/31(2)                                       8,272,717
                                                                 ---------------

DEPARTMENT STORES - 0.6%

 7,100,000  Goldman Sachs Group, Inc.
              (convertible into Federated
              Department Stores Inc.),
              3.00%, 10/5/08(3)                                       7,561,642
                                                                 ---------------

ELECTRICAL EQUIPMENT - 1.7%

 9,238,000  Commscope Inc.,
              4.00%, 12/15/06                                         7,350,205

23,824,000  Vishay Intertechnology Inc.,
              3.125%, 6/4/21(2)                                      13,087,715
                                                                 ---------------

                                                                     20,437,920
                                                                 ---------------

ENERGY RESERVES & PRODUCTION - 2.3%

14,749,000  Devon Energy Corporation
              (convertible into Chevron
              Texaco Corp.), 4.90%, 8/15/08(3)                       14,832,619

12,262,000  Devon Energy Corporation
              (convertible into Chevron
              Texaco Corp.), 4.95%, 8/15/08(3)                       12,377,502
                                                                 ---------------

                                                                     27,210,121
                                                                 ---------------

ENTERTAINMENT - 0.5%

11,411,000  America Online, Inc.,
              3.47%, 12/6/19(2)                                       6,108,451
                                                                 ---------------

ENVIRONMENTAL SERVICES - 1.7%

20,151,000  Goldman Sachs Group Inc.,
              (convertible into Waste
              Management, Inc.),
              2.00%, 2/12/09(3)                                      20,468,983

   657,000  Waste Management Inc.,
              2.00%, 1/24/05                                            570,671
                                                                 ---------------

                                                                     21,039,654
                                                                 ---------------

GROCERY STORES - 0.4%

 5,000,000  Koninklijke Ahold NV,
              4.00%, 5/19/05                                          4,699,426
                                                                 ---------------

MEDIA - 0.2%

 3,338,000  Liberty Media Corp.,
              3.50%, 1/15/31                                          2,420,050
                                                                 ---------------

Principal Amount/Shares                                                 Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.9%

10,800,000  Goldman Sachs Group Inc.,
              (convertible into HCA Inc.),
              3.50%, 1/15/09(3)                                  $   10,762,092

                                                                 ---------------

OIL SERVICES - 1.9%

$9,760,000  Diamond Offshore Drilling,
              1.50%, 4/15/31                                          9,025,277

15,742,000  Loews Corp. (convertible into
              Diamond Offshore Drilling),
              3.125%, 9/15/07(3)                                     13,430,146

                                                                 ---------------
                                                                     22,455,423

                                                                 ---------------

RESTAURANTS - 0.2%

 4,650,000  CBRL Group Inc.,
              3.02%, 3/26/32 (Acquired
              3/28/02, Cost $1,903,245)(2)(4)                         1,904,175

                                                                 ---------------

SEMICONDUCTOR - 2.1%

 6,831,000  Agilent Technologies Inc.,
              3.00%, 12/1/21(Acquired
              11/20/01-2/20/02,
              Cost $6,940,389)(4)                                     8,577,174

18,083,000  Arrow Electronics Inc.,
              4.00%, 2/21/21(2)                                       8,521,614

 7,354,000  Burr-Brown Corp. (convertible into
              Texas Instruments Inc.),
              4.25%, 2/15/07(3)                                       8,100,567

                                                                 ---------------
                                                                     25,199,355

                                                                 ---------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.3%

15,892,000  United Parcel Service Inc.,
              1.75%, 9/27/07                                         16,115,879

                                                                 ---------------

TOTAL CONVERTIBLE BONDS                                             194,380,716

                                                                 ---------------

  (Cost $192,273,981)

 CONVERTIBLE PREFERRED STOCKS - 14.2%

DEFENSE/AEROSPACE - 0.9%

   167,100  Raytheon Company,
              8.25%, 5/15/06                                         11,364,471

                                                                 ---------------

ELECTRICAL UTILITIES - 5.1%

   926,000  Ameren Corp.,
              9.75%, 5/15/05                                         25,094,600

   410,422  FPL Group Inc.,
              8.50%, 2/16/05                                         23,024,674

   233,500  Sierra Pacific Resources,
              9.00%, 11/15/05                                        12,632,350

                                                                 ---------------
                                                                     60,751,624

                                                                 ---------------

FOREST PRODUCTS & PAPER - 0.2%

    53,500  International Paper Co.,
              5.25%, 7/20/25                                          2,507,829

                                                                 ---------------

HOME PRODUCTS - 0.6%

   165,100  Newell Financial Trust,
              5.25%, 12/1/27                                          6,998,713

                                                                 ---------------

See Notes to Financial Statements              www.americancentury.com      13

Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 1.1%

   175,885  Anthem Inc.,
              6.00%, 11/15/04                                    $   12,804,428
                                                                 ---------------

MOTOR VEHICLES & PARTS - 0.5%

   210,400  General Motors Corp.,
              5.25%, 3/6/32(5)                                        5,750,232
                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 1.8%

   832,234  Travelers Property Casualty Corp.,
              4.50%, 4/15/32(5)                                      22,054,201
                                                                 ---------------

RAILROADS - 3.2%

   764,200  Union Pacific Capital Trust,
              6.25%, 4/1/28                                          38,521,106
                                                                 ---------------

TELEPHONE - 0.8%

   392,700  Citizens Communications Co.,
              6.75%, 8/17/04                                          9,130,275
                                                                 ---------------

TOTAL CONVERTIBLE PREFERRED STOCKS                                  169,882,879
                                                                 ---------------
   (Cost $154,455,445)
================================================================================

 TEMPORARY CASH INVESTMENTS -
================================================================================

 SEGREGATED FOR FUTURES** - 9.5%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.74%, dated 3/28/02, due
       4/1/02 (Delivery value $58,611,329)                           58,600,000

$55,613,750   FHLB Discount Notes,
                1.61%, 4/1/02(5)                                     55,613,750
                                                                 ---------------

TOTAL TEMPORARY CASH INVESTMENTS -
SEGREAGATED FOR FUTURES                                             114,213,750
                                                                 ---------------
   (Cost $114,213,750)

================================================================================

 U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 2.1%

$24,686,250  FHLB Discount Notes,
              1.61%, 4/1/02(5)                                       24,686,250
                                                                 ---------------

   (Cost $24,686,250)

TOTAL INVESTMENT SECURITIES - 100.0%                             $1,197,667,163
                                                                 ===============
  (Cost $1,105,375,235)

===============================================================================

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

   Contracts              Settlement                             Unrealized
    to Sell                  Date             Value                 Gain
-----------------------------------------------------------------------------

   2,615,025   EURO       4/30/2002         $2,275,016             $16,605

     826,217    GBP       4/30/2002          1,176,144               1,545
                                          -----------------------------------

                                            $3,451,160             $18,150
                                          ===================================

(Value on Settlement Date $3,469,310)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging).  The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.
===============================================================================

 EQUITY FUTURES CONTRACTS**

                          Expiration       Underlying Face        Unrealized
      Purchased              Date          Amount at Value           Loss
------------------------------------------------------------------------------

     399    S&P 500          June
            Futures          2002           $114,213,750         $(2,326,069)
                                       =======================================

**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

GBP = British Pound

ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial  discount from their value at maturity.

(3) Equity-linked debt security. The aggregate value of these securities at
March 31, 2002, was $97,334,288, which represented 8.1% of net assets.

(4) Security was purchased under Rule 144A of the Securities Act of
1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2002, was $10,481,349, which represented 0.9% of net assets.

(5) Rate disclosed is the yield to maturity at purchase.

 14          1-800-345-2021                 See Notes to Financial Statements

Small Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2002

                   INVESTOR CLASS             ADVISOR CLASS            INSTITUTIONAL CLASS             C CLASS
                (INCEPTION 7/31/98)        (INCEPTION 12/31/99)       (INCEPTION 10/26/98)        (INCEPTION 6/1/01)
                -------------------        --------------------       --------------------        ------------------

             SMALL CAP    S&P SMALLCAP   SMALL CAP   S&P SMALLCAP    SMALL CAP   S&P SMALLCAP    SMALL CAP   S&P SMALLCAP
               VALUE       600/BARRA       VALUE       600/BARRA       VALUE       600/BARRA       VALUE       600/BARRA
                          VALUE INDEX                VALUE INDEX                 VALUE INDEX                  VALUE INDEX

6 MONTHS* .... 26.73%       33.50%         26.59%       33.50%         26.80%       33.50%        25.09%(2)     33.50%
1 YEAR ....... 33.97%       25.86%         33.74%       25.86%         34.11%       25.86%          --            --
====================================================================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================================================================
3 YEARS ...... 27.97%       19.74%            --           --          28.18%       19.74%          --            --
LIFE OF FUND . 20.91%       12.01%         34.64%       20.00%         24.04%       16.45%(1)     14.80%(3)     15.76%(4)

*Returns for periods less than one year are not annualized.

(1)  From 10/31/98, the date nearest the class's inception for which data are available.

(2)  Return reflects deduction of the 1.00% maximum contingent deferral sales charge imposed on shares redeemed within the first year after purchase. Return
would have been 26.09% if shares   were not redeemed during the period.

(3)  Return reflects deduction of the 1.00% maximum contingent deferral sales charge imposed on shares redeemed within the first year after purchase. Return would have been 15.80% if shares were not redeemed during the period.

(4)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the S&P SmallCap 600/BARRA
Value Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600/BARRA Value Index is provided for comparison in each graph. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SmallCap 600/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

* From 7/31/98 to 3/31/99. Not annualized.

                                               www.americancentury.com      15

Small Cap Value--Performance Review
--------------------------------------------------------------------------------

[photo of Todd Vingers and Ben Giele]

     The following is a market overview and performance summary from Todd
Vingers (left) and Ben Giele, portfolio managers on the Small Cap Value investment team.

     We were pleased with Small Cap Value's performance in this remarkable period. The fund rose 33.97%* for the year ended March 31, 2002, solidly ahead of the 25.86% return posted by its benchmark, the S&P SmallCap 600/BARRA Value
Index. The S&P 500 Index, the proxy for the broader market rose only 0.21%.
Small Cap Value's longer-term performance also has been strong. Since the fund launched on  July 31, 1998, it has posted annualized returns of 20.91%, compared to the 12.01% gain of the benchmark and the 1.94% gain of the S&P 500.

A YEAR OF CONTRASTS

     The year was a study in contrasts, one marked by alternating periods of uncertainty and optimism and unified by an undercurrent of caution that threaded through the twelve months. The year opened to the sound of a familiar refrain as one business after another announced earnings disappointments. Attempts by the
Federal Reserve to forestall recession -- in all, there were nine interest-rate cuts during the period -- initially appeared ineffective. The relentless stream of data underscoring economic weakness, the terrorist attacks on U.S. soil, and the ongoing allegations of irregular accounting practices at major corporations only further pressured equities.

     The tides turned in the latter half of the year, though, when monetary policy finally appeared to spark expansion, ushering in a wave of optimism.
Still, lackluster earnings were proof positive that corporate profits, the cornerstones of stock prices, had yet to catch up to the more encouraging economic forecasts for 2002. Consequently, burgeoning optimism was punctuated by bouts of uncertainty and bearish sentiment, and discerning investors sought both strong fundamentals and solid earnings at reasonable prices. This environment ultimately favored smaller value-oriented stocks over their larger growth-oriented counterparts. Against this backdrop, we remained steadfast in our commitment to seek stocks of strong businesses with superior returns on capital that were temporarily undervalued by the market.

TRENDING HIGHER: CONSUMER AND FINANCIAL STOCKS

     The economically sensitive firms of the consumer cyclicals sector gave the portfolio some of its best performance for the period. We selectively built positions in these companies at a time when the sluggish economy had given investors reason to seek the relative safety of more defensive issues. However, consumers' unflagging confidence underpinned spending that remained solid through the year, reinvigorating firms across the sector and adding to the fund's bottom line.

     The financial sector was another bright spot. Banks reaped the benefits of a favorable interest rate environment, without incurring damage from deteriorating credit quality, a concern that has not yet come to fruition.
Meanwhile, property and casualty insurance companies enjoyed improved pricing power.

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                3/31/02           3/31/01

NO. OF COMPANIES                                  112               90

P/E RATIO                                        25.7              17.0

MEDIAN MARKET                                    $844              $660
CAPITALIZATION                                  MILLION           MILLION

WEIGHTED MARKET                                  $1.16             $922
CAPITALIZATION                                  BILLION           MILLION

DIVIDEND YIELD                                   1.27%             1.84%

PORTFOLIO TURNOVER                                73%              144%

EXPENSE RATIO (FOR
INVESTOR CLASS)                                  1.25%             1.25%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF MARCH 31, 2002
U.S. COMMON STOCKS AND FUTURES                                   93.2%
FOREIGN STOCKS                                                    1.1%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         94.3%
TEMPORARY CASH INVESTMENTS                                        5.7%

Investment terms are defined in the Glossary on pages 62-63.

 16      1-800-345-2021

Small Cap Value--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

TECHNOLOGY SHINES

     Overall, technology, one of the fund's largest sector weightings, contributed the most to results. The recent steep correction in technology created compelling value prospects and we built positions in three promising companies that went on to become some of the best-contributing stocks for the period.

     One success was Roxio Inc., which makes software that allows individual users to create and manage their own music, photo, or video CDs and DVDs, a niche business in which the company has a commanding market share.

     Another was Serena Software. This firm sells and supports tools for managing the implementation of new mainframe software -- a business that benefited from a recent cycle of mainframe upgrades. Like Roxio, Serena has a solid balance sheet, high profitability, and exceptional returns on capital. We bought both companies at attractive discounts and they have since appreciated considerably.

     The last name worth noting is Unigraphics Solutions Inc., which specializes in software used for high-end design applications, such as in automobile manufacturing, and enjoys a sound business built on a solid base of users. We initiated this position when the company's stock was extremely undervalued and later sold it at a premium when Electronic Data Systems, the controlling shareholder, repurchased a minority interest it had taken public several years earlier.

MINOR SETBACKS

     Our discipline mandates that we build the portfolio one stock at a time, evaluating each company on its own merits. Though we subject every firm to intense scrutiny, security selection occasionally produces disappointments. One was Medallion Financial Corp., a commercial finance firm. Medallion's core business is financing taxicab licenses, primarily in New York City, an enterprise that has never lost money. The company also has a side business in taxicab advertisements. Because of the venue in which Medallion operates, advertisers suddenly withdrew following the September 11 terrorist attacks, creating an inescapable drain on the firm's bottom line that sent the stock tumbling. However, because of the licensing business's perfect track record of profitability, we continue to like Medallion's prospects.

     Wilson's Leather was another setback. Wilson's, the country's largest leather retailer, experienced pronounced declines in demand as the unraveling economy caused consumers to reign in discretionary spending on expensive items such as leather coats. With the recent acquisition of two luggage firms,
Wilson's also has become the country's largest retailer of leather luggage. This aspect of the business languished in the wake of the terrorist attacks--when consumers sharply reduced their air travel, the demand for new leather  luggage fell in tandem. Still, we think this solid business is capable of recovering from these short-term issues, so we're maintaining our position.

WHAT'S NEXT?

     Over the last two years, we've seen a dramatic reversal of fortune for many smaller businesses that were previously ignored by the market in favor of their more glamorous technology cousins. Following the collapse of the speculative bubble in March 2000, investors increasingly came to recognize these firms for the high-quality operations that they are. While we are still finding rewarding value opportunities, as the recovery deepens and firms become more fully valued, we expect more moderate relative performance in the months ahead.

[right margin]

TOP TEN HOLDINGS

                                                   % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               3/31/02             9/30/01

AMERIPATH INC.                                   1.8%                  --

SENSIENT TECHNOLOGIES
     CORP.                                       1.7%                1.9%

WISCONSIN ENERGY CORP.                           1.7%                2.4%

PHOENIX COMPANIES INC.                           1.7%                1.4%

INSITUFORM TECHNOLOGIES,
     INC. CL A                                   1.6%                  --

VALASSIS
     COMMUNICATIONS, INC.                        1.6%                1.5%

WESTPORT RESOURCES
     CORP.                                       1.6%                1.6%

PMI GROUP, INC. (THE)                            1.6%                2.0%

OWENS & MINOR INC.                               1.5%                1.9%

JACK IN THE BOX INC.                             1.5%                1.5%

TOP FIVE INDUSTRIES

                                                   % OF FUND INVESTMENTS

                                                 AS OF              AS OF
                                                3/31/02            9/30/01

ELECTRICAL EQUIPMENT                              5.9%               6.0%

MEDICAL PROVIDERS
     & SERVICES                                   5.4%               1.0%

FOOD & BEVERAGE                                   5.3%               5.9%

MEDICAL PRODUCTS
     & SUPPLIES                                   5.2%               5.7%

INDUSTRIAL PARTS                                  4.7%               4.8%

                                           www.americancentury.com          17

Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 91.2%

APPAREL & TEXTILES - 2.7%

   860,000  Kellwood Co.                                       $     20,889,400

   385,000  Reebok International Ltd.(1)                             10,406,550

   640,000  Wolverine World Wide, Inc.                               11,488,000
                                                                 ---------------

                                                                     42,783,950
                                                                 ---------------

BANKS - 3.9%

   725,000  Bancorpsouth Inc.                                        14,297,000

   285,000  Commerce Bancshares, Inc.                                12,635,475

   505,000  Cullen/Frost Bankers, Inc.                               18,114,350

   375,000  Hibernia Corp. Cl A                                       7,162,500

   415,000  Sky Financial Group Inc.                                  9,235,825
                                                                 ---------------

                                                                     61,445,150
                                                                 ---------------

CHEMICALS - 3.3%

   445,000  AptarGroup, Inc.                                         15,597,250

   304,100  FMC Corp.(1)                                             12,747,872

   625,000  Georgia Gulf Corporation                                 16,781,250

   130,000  Minerals Technologies Inc.                                6,821,100
                                                                 ---------------

                                                                     51,947,472
                                                                 ---------------

CLOTHING STORES - 2.2%

   410,000  American Eagle Outfitters, Inc.(1)                       10,161,850

   120,100  Buckle Inc.(1)                                            2,942,450

   610,000  Men's Wearhouse, Inc. (The)(1)                           14,243,500

   655,000  Wilson's The Leather Experts Inc.(1)                      7,837,075
                                                                 ---------------

                                                                     35,184,875
                                                                 ---------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.0%

   905,000  Electronics for Imaging, Inc.(1)                         16,556,975
                                                                 ---------------

COMPUTER SOFTWARE - 3.5%

 3,325,000  Parametric Technology Corp.(1)                           19,999,875

   485,000  Roxio Inc.(1)                                            11,007,075

   815,000  Sybase, Inc.(1)                                          14,238,050

   520,000  Take-Two Interactive Software(1)                         10,454,600
                                                                 ---------------

                                                                     55,699,600
                                                                 ---------------

CONSTRUCTION & REAL PROPERTY - 1.6%

 1,030,000  Insituform Technologies, Inc. Cl A(1)                    26,028,100
                                                                 ---------------

CONSUMER DURABLES - 0.9%

   595,000  Miller (Herman), Inc.                                    14,146,125
                                                                 ---------------

DEFENSE/AEROSPACE - 0.5%

   270,000  Moog Inc.(1)                                              8,640,000
                                                                 ---------------

DRUGS - 0.6%
   365,000  Syncor International Corporation(1)                       9,948,075
                                                                 ---------------

Shares                                                                 Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 5.9%

   475,000  Anixter International Inc.(1)                      $     14,074,250

 1,500,000  Cable Design Technologies Corp.(1)                       20,025,000

   400,000  Coherent, Inc.(1)                                        13,414,000

   565,000  Ditech Communications Corp.(1)                            2,528,375

   760,000  Littelfuse, Inc.(1)                                      18,779,600

 1,080,000  Methode Electronics, Inc.                                13,408,200

 1,320,000  Ulticom Inc.(1)                                          10,045,200

                                                                 ---------------

                                                                     92,274,625

                                                                 ---------------

ELECTRICAL UTILITIES - 3.4%

   735,000  Empire District Electric Co.                             15,721,650

   730,000  Sierra Pacific Resources                                 11,015,700

 1,110,000  Wisconsin Energy Corp.                                   27,616,800

                                                                 ---------------

                                                                     54,354,150

                                                                 ---------------

ENERGY RESERVES & PRODUCTION - 3.2%

   620,000  Pure Resources Inc.(1)                                   13,999,600

   625,000  Swift Energy Co.(1)(2)                                   12,312,500

 1,290,000  Westport Resources Corp.(1)                              25,348,500

                                                                 ---------------
                                                                     51,660,600

                                                                 ---------------

FINANCIAL SERVICES - 0.8%

    80,000  Gladstone Capital Corp.                                   1,428,000

 1,010,000  Medallion Financial Corp(3)                               7,852,750

   490,000  MicroFinancial Inc.                                       4,189,500

                                                                 ---------------
                                                                     13,470,250

                                                                 ---------------

FOOD & BEVERAGE - 5.3%

   585,000  Corn Products International Inc.                         18,837,000

   670,000  International Multifoods Corp.(1)                        15,919,200

   215,000  Lancaster Colony Corp.                                    7,964,675

   965,000  Lance, Inc.                                              13,900,825

 1,200,000  Sensient Technologies Corp.                              27,624,000

                                                                 ---------------
                                                                     84,245,700

                                                                 ---------------

FOREST PRODUCTS & PAPER - 3.0%

   860,000  Caraustar Industries Inc.                                 9,047,200

   150,000  Rayonier, Inc.                                            7,992,000

   790,000  Sappi Ltd. ADR                                           10,578,100

 1,525,000  Wausau-Mosinee Paper Corp.                               19,459,000

                                                                 ---------------
                                                                     47,076,300

                                                                 ---------------

GAS & WATER UTILITIES - 2.4%

   730,000  AGL Resources Inc.                                       17,155,000

   330,000  Northwest Natural Gas Co.                                 9,243,300

   417,000  WGL Holdings Inc.                                        11,200,620

                                                                 ---------------
                                                                     37,598,920

                                                                 ---------------

GROCERY STORES - 1.9%

 1,695,000  Casey's General Stores, Inc.                             22,890,975

   280,000  Supervalu Inc.                                            7,224,000

                                                                 ---------------
                                                                     30,114,975

                                                                 ---------------

 18          1-800-345-2021                 See Notes to Financial Statements

Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                Value
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 0.9%

   495,000  Crane Co.                                            $   13,533,300
                                                                 ---------------

HEAVY MACHINERY - 1.3%

   795,000  Regal-Beloit Corp.                                       20,312,250
                                                                 ---------------

HOME PRODUCTS - 0.8%

   775,000  Rayovac Corporation(1)                                   11,973,750
                                                                 ---------------

INDUSTRIAL PARTS - 4.7%

   395,000  Circor International Inc.                                 8,196,250

   700,000  Flowserve Corp.(1)                                       22,407,000

   185,000  Idex Corp.                                                6,845,000

   830,000  Kadant Inc.(1)(3)                                        11,852,400

 1,110,000  Measurement Specialties Inc.(1)(3)                        1,665,000

   425,000  Pentair, Inc.                                            19,112,250

   100,000  Tecumseh Products Cl A                                    5,323,500
                                                                 ---------------

                                                                     75,401,400
                                                                 ---------------

INDUSTRIAL SERVICES - 1.1%

   215,300  G&K Services Inc. Cl A                                    8,027,461

   350,000  Kelly Services, Inc. Cl A                                 9,878,750
                                                                 ---------------

                                                                     17,906,211
                                                                 ---------------

INFORMATION SERVICES - 4.2%

   530,000  ADVO, Inc.(1)                                            22,387,200

   300,082  CSG Systems International, Inc.(1)                        8,538,833

   640,000  Pomeroy Computer Resources, Inc.(1)(3)                    9,718,400

   670,000  Valassis Communications, Inc.(1)                         25,882,100
                                                                 ---------------

                                                                     66,526,533
                                                                 ---------------

LEISURE - 1.0%

   390,000  Boyds Collection Ltd.(1)                                  2,554,500

   565,000  Hasbro, Inc.                                              8,938,300

   130,000  Russ Berrie and Co., Inc.                                 4,186,000
                                                                 ---------------

                                                                     15,678,800
                                                                 ---------------

LIFE & HEALTH INSURANCE - 2.1%

   325,000  Annuity and Life Re (Holdings), Ltd.                      6,288,750

 1,400,000  Phoenix Companies Inc.(1)                                26,880,000
                                                                 ---------------

                                                                     33,168,750
                                                                 ---------------

MEDIA - 1.0%

   395,000  Liberty Corp. (The)                                      15,728,900
                                                                 ---------------

MEDICAL PRODUCTS & SUPPLIES - 5.2%

   140,000  Arrow International Inc.                                  6,608,700

   125,000  Beckman Coulter Inc.                                      6,383,750

   230,000  Invitrogen Corp.(1)                                       7,894,750

 1,250,000  Owens & Minor Inc.                                       24,550,000

   555,000  PerkinElmer, Inc.                                        10,267,500

 1,185,000  Sybron Dental Specialties Inc.(1)                        23,818,500

   106,800  Young Innovations Inc.(1)                                 3,404,250
                                                                 ---------------

                                                                     82,927,450
                                                                 ---------------

Shares                                                                 Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 5.4%

 1,525,000  Alliance Imaging Inc.(1)                           $     18,757,500

 1,050,000  AmeriPath Inc.(1)                                        28,029,750

   775,000  DaVita Inc.(1)                                           19,607,500

   295,000  Kindred Healthcare Inc.(1)                               11,948,975

   480,084  SRI/Surgical Express Inc.(1)(3)                           7,323,681

                                                                 ---------------
                                                                     85,667,406

                                                                 ---------------

MINING & METALS - 0.5%

   455,000  Olin Corp.                                                8,554,000

                                                                 ---------------

MOTOR VEHICLES & PARTS - 1.2%

 1,145,000  Visteon Corp.                                            18,949,750

                                                                 ---------------

MULTI-INDUSTRY - 0.5%

   470,000  Griffon Corp.(1)                                          7,872,500

                                                                 ---------------

OIL SERVICES - 2.2%

   525,000  Hydril Co.(1)                                            12,886,125

   925,000  NATCO Group Inc.(1)(3)                                    7,483,250

   660,000  W-H Energy Services Inc.(1)                              14,275,800

                                                                 ---------------
                                                                     34,645,175

                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 3.0%

   305,000  Horace Mann Educators Corp.                               6,865,550

   330,000  PMI Group, Inc. (The)                                    25,000,800

   870,000  ProAssurance Corp.(1)                                    15,703,500

                                                                 ---------------
                                                                     47,569,850

                                                                 ---------------

PUBLISHING - 1.4%

   320,000  Banta Corp.                                              11,427,200

   455,000  Belo Corp. Cl A                                          10,578,750

                                                                 ---------------
                                                                     22,005,950

                                                                 ---------------

REAL ESTATE INVESTMENT TRUST - 1.3%

   620,000  Getty Realty Corp.                                       11,656,000

   675,000  Senior Housing Properties Trust                           9,720,000

                                                                 ---------------
                                                                     21,376,000

                                                                 ---------------

RESTAURANTS - 2.6%

   805,000  Jack in the Box Inc.(1)                                  23,868,250

   275,000  O'Charley's Inc.(1)                                       6,011,500

   440,000  Papa John's International, Inc.(1)                       12,280,400

                                                                 ---------------
                                                                     42,160,150

                                                                 ---------------

SEMICONDUCTOR - 1.3%

   520,000  Avnet Inc.                                               14,071,200

   405,000  Electroglas, Inc.(1)                                      6,866,775

                                                                 ---------------
                                                                     20,937,975

                                                                 ---------------

SPECIALTY STORES - 2.6%

   380,000  Advance Auto Parts(1)                                    17,480,000

   965,000  Claire's Stores Inc.                                     18,798,200

   152,200  Coldwater Creek Inc.(1)                                   2,719,053

   100,000  Linens 'n Things, Inc.(1)                                 3,053,000

                                                                 ---------------
                                                                     42,050,253

                                                                 ---------------

See Notes to Financial Statements             www.americancentury.com      19

Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                 Value
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.8%

 510,000  Yellow Corp.(1)                                        $   13,456,350
                                                                 ---------------

TOTAL COMMON STOCKS                                               1,451,578,545
                                                                 ---------------
   (Cost $1,262,986,139)
================================================================================

 TEMPORARY CASH INVESTMENTS -
================================================================================

 SEGREGATED FOR FUTURES*- 3.1%

    Repurchase Agreement, Credit Suisse,
       First Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.82%,
       dated 3/28/02, due 4/1/02
       (Delivery value $49,401,988)                                  49,392,000
                                                                 ---------------

   (Cost $49,392,000)
================================================================================

 TEMPORARY CASH INVESTMENTS - 5.7%

    Repurchase Agreement, Credit Suisse,
       First Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.82%,
       dated 3/28/02, due 4/1/02
       (Delivery value $29,313,927)                                  29,308,000

    Repurchase Agreement, Goldman Sachs & Co.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.80%, dated 3/28/02,
       due 4/1/02 (Delivery value $61,612,320)                       61,600,000
                                                                 ---------------

TOTAL TEMPORARY CASH INVESTMENTS                                     90,908,000
                                                                 ---------------

   (Cost $90,908,000)

TOTAL INVESTMENT SECURITIES - 100.0%                             $1,591,878,545
                                                                 ===============

   (Cost $1,403,286,139)

================================================================================

 EQUITY FUTURES CONTRACTS*

                          Expiration        Underlying Face    Unrealized
      Purchased              Date           Amount at Value       Gain
--------------------------------------------------------------------------

  196   Russell 2000         June
        Futures              2002             $49,392,000       $634,355
                                        ==================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts

(3) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
Investment Company Act of 1940.  (See Note 5 in Notes to Financial Statements
for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2002.)

 20          1-800-345-2021                See Notes to Financial Statements

Large Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2002

                      INVESTOR CLASS                    ADVISOR CLASS
                    (INCEPTION 7/30/99)              (INCEPTION 10/26/00)

                                RUSSELL   S&P 500/            RUSSELL     S&P 500/
             LARGE CAP  S&P   1000 VALUE   BARRA    LARGE CAP 1000 VALUE   BARRA
              VALUE     500     INDEX   VALUE INDEX   VALUE    INDEX    VALUE INDEX

6 MONTHS* ... 13.25%  10.97%    11.77%      9.39%     13.12%   11.77%      9.39%
1 YEAR ...... 10.20%   0.21%     4.38%     -4.29%      9.93%    4.38%     -4.29%
====================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================
LIFE OF FUND ..5.36%  -4.17%(1)  1.13%(1)  -1.19%(1)  13.55%   -0.45%(2)  -7.72%(2)

                    INSTITUTIONAL CLASS                  C CLASS
                   (INCEPTION 8/10/01)               (INCEPTION 11/7/01)

                        RUSSELL     S&P 500/                RUSSELL       S&P 500/
             LARGE CAP 1000 VALUE   BARRA     LARGE CAP   1000 VALUE      BARRA
              VALUE     INDEX     VALUE INDEX   VALUE        INDEX      VALUE INDEX

6 MONTHS* ... 13.36%     11.77%      9.39%       --           --            --
1 YEAR ......   --        --          --         --           --            --
======================================================================================
AVERAGE ANNUAL RETURNS
=======================================================================================
LIFE OF FUND ..2.69%     0.26%(3)   -6.72%(3)  6.78%(4)     12.74%(5)     9.39%(5)

*Returns for periods less than one year are not annualized.

(1)  From 7/31/99, the date nearest the class's inception for which data are available.

(2)  From 10/31/00, the date nearest the class's inception for which data are available.

(3)  From 7/31/01, the date nearest the class's inception for which data are available.

(4)  Return reflects deduction of the 1.00% maximum contingent deferral sales charge imposed on shares redeemed within the first year after purchase. Return would have been 7.78% if shares were not redeemed during the period.

(5)  From 10/31/01, the date nearest the class's inception for which data are available.

See pages 59-62 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison. Large Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

*Fund performance from 7/30/99, Index performance from 7/31/99, the date nearest the class's inception for which data are available. Not annualized.

                                              www.americancentury.com      21

Large Cap Value--Performance Review
--------------------------------------------------------------------------------

[photo of Chuck Ritter and Mark Mallon]

The following is a market overview and performance summary from  Chuck
Ritter (left) and Mark Mallon, portfolio managers on the Large Cap Value investment team.

     During the 12-month period ending March 31, 2002, Large Cap Value earned
10.20%*, outpacing its new benchmark, the Russell 1000 Value Index, which gained only 4.38%. The Russell 1000 Value Index replaces the fund's previous benchmark, the S&P 500/BARRA Value Index, because we feel it more accurately reflects the performance of undervalued large-capitalization stocks. Large Cap Value outpaced its old benchmark as well, which lost 4.29% during that period.

     The period covered by this report was marked by a series of negative events that rattled the stock markets. A worldwide economic slowdown led to slumping corporate profits, shrinking corporate spending, and hundreds of thousands of layoffs. These trends intensified after the terrorist attacks of September 11,
2001. Just as the markets began to recover in late 2001, worries about corporate accounting practices spawned by the collapse of energy  trading giant Enron triggered a new wave of anxiety about investing.

     In this environment, many investors shifted toward the value style of investing -- searching for high-quality firms that, because of market sentiment or other factors, are selling at prices below their fair market value. During this year ended March 31, 2002, for example, while the Russell 1000 Value Index grew 4.38%, its growth counterpart, the Russell 1000 Growth Index, lost 2.00%.
Similarly, while the Lipper Large-Cap Value Fund Index grew 1.02% during the period, the Lipper Large-Cap Growth Fund Index, which tracks larger growth stocks, fell 4.80%.

PRUDENT SELECTION

     It is important to note that not all stocks selling at depressed prices are true value opportunities. Our approach is to focus on companies whose underlying strength and stability will enable them to persevere in difficult market conditions. Our effectiveness with this approach allowed us to push past most of our peers. During the period, Large Cap Value was ranked ninth among the 336 large-cap value funds tracked by Lipper Inc., and also outpaced its benchmark by a wide margin.

     Financials, the portfolio's largest  sector concentration during the period, was also its largest contributing sector. Virtually all industries in this sector flourished in the wake of the Federal Reserve's series of rate cuts throughout 2001, but banks and diversified financial service companies contributed the most. Among banks, top-performers included Bank of America Corp.
and Citigroup, Inc., which are enjoying greater profit margins in their lending businesses. Similarly, lower rates meant higher margins for Fannie Mae, the nation's largest source of financing for home mortgages, because a large part of its assets are fixed-rate mortgages.

     As the year wore on, OPEC nations regrouped and increased coordinated efforts to cut production and increase

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE

                                                3/31/02           3/31/01

NO. OF COMPANIES                                  91                88

P/E RATIO                                        25.3              18.8

MEDIAN MARKET                                    $17.0             $11.7
CAPITALIZATION                                  BILLION           BILLION

WEIGHTED MARKET                                  $62.1             $55.6
CAPITALIZATION                                  BILLION           BILLION

DIVIDEND YIELD                                   2.33%             2.23%

PORTFOLIO TURNOVER                                34%               55%

EXPENSE RATIO (FOR
INVESTOR CLASS)                                  0.90%             0.90%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF MARCH 31, 2002
U.S. COMMON STOCKS                                               91.2%
FOREIGN STOCKS                                                    3.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         94.5%
TEMPORARY CASH INVESTMENTS                                        5.5%

Investment terms are defined in the Glossary on pages 62-63.

 22      1-800-345-2021

Large Cap Value--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

oil prices. That helped make Large Cap Value's energy stake its second-biggest contributing sector. An overweight stake in oil companies translated into significant gains for the fund.

     Consumer non-cyclical holdings  also contributed to Large Cap Value's performance during the year. In periods of uncertainty, investors typically shift toward non-cyclical consumer industries, believing that changes in the economy do not deter consumer demand for food, beverages, and tobacco. Home products maker Fortune Brands Inc., food conglomerate ConAgra Foods, Inc., and tobacco firm Philip Morris Co. Inc., all contributed during the year.

     The terrorist attacks in America and subsequent war in Afghanistan focused the market's attention on defense manufacturers. But we were there first, thanks to our focus on finding strong companies that the market has temporarily undervalued or overlooked. When we launched Large Cap Value in 1999, one of our first investments was ITT Industries Inc., a leading manufacturer of combat radios, night vision devices, and airborne  electronic warfare systems -- all items whose demand rocketed during the war campaign. Although we remain comfortable with the company's fundamentals, when ITT Industries' stock price exceeded our valuation criteria, we sold and realized a substantial gain for the fund.

A FEW LAGGARDS

     In this strong value environment, just two sectors detracted. Despite superior stock selection among medical products companies, concerns about patent expirations hurt the fund's drug holdings, particularly Merck & Co., Inc., the largest U.S. drug company in terms of revenues. The firm's stock price has suffered due to investor worries about its short-term growth prospects. We remain invested in Merck because we believe the company's focus on research and development will be rewarded by new, industry-leading products.

     Large Cap Value's underweight position in telecommunications was beneficial, as the industry suffered through a year of earnings disappointments and bankruptcies. AT&T Corp., the nation's largest provider of long-distance service, suffered in a pricing war with start-up competitors. We believe AT&T's value could rise in response to two factors. Long-distance prices should stabilize as some start-up companies disappear through bankruptcy. Also, regulatory approval to complete the sale of AT&T Broadband to Comcast, the nation's largest cable TV operator, would be an additional positive.

STAYING ON TRACK

     The year ending March 31, 2002,  concluded with uncertainty about corporate accounting practices and lukewarm corporate earnings. Yet we remain optimistic about the future, encouraged by signs that an economic recovery is close at hand: manufacturing is creeping out of its year-long slump, inventories are shrinking, and consumer spending remains strong. Such an environment bodes well for the value-oriented firms we seek for Large Cap Value's portfolio.

[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               3/31/02             9/30/01

EXXON MOBIL CORP.                                4.5%                4.7%

CITIGROUP INC.                                   4.2%                3.6%

VERIZON
     COMMUNICATIONS                              2.5%                2.9%

BANK OF AMERICA CORP.                            2.4%                2.3%

FANNIE MAE                                       2.3%                2.3%

ROYAL DUTCH
     PETROLEUM CO.,
     NEW YORK SHARES                             2.3%                2.2%

MERCK & CO., INC.                                2.0%                1.7%

PHILIP MORRIS
     COMPANIES INC.                              1.9%                2.2%

ALLSTATE CORP.                                   1.7%                2.1%

BANK ONE CORP.                                   1.4%                1.3%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                 AS OF              AS OF
                                                3/31/02            9/30/01

BANKS                                           14.4%              12.4%

ENERGY RESERVES
     & PRODUCTION                               10.7%               9.0%

TELEPHONE                                        6.1%               5.5%

ELECTRICAL UTILITIES                             5.9%               4.1%

FINANCIAL SERVICES                               3.9%               6.5%

                                          www.americancentury.com          23

Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 94.5%

APPAREL & TEXTILES - 1.3%

    14,000  Liz Claiborne, Inc.                                    $    397,040

    12,900  VF Corp.                                                    557,925
                                                                 ---------------

                                                                        954,965
                                                                 ---------------

BANKS - 14.4%

    25,500  Bank of America Corp.                                     1,734,510

    25,000  Bank One Corp.                                            1,044,500

    62,166  Citigroup Inc.                                            3,078,460

    18,500  Fleet Boston Financial Corp.                                647,500

    22,200  KeyCorp                                                     591,630

    26,200  National City Corp.                                        805,912

    13,400  PNC Financial Services Group                                823,966

    37,269  U.S. Bancorp                                                841,161

    27,200  Wachovia Corp.                                            1,008,576
                                                                 ---------------

                                                                     10,576,215
                                                                 ---------------

CHEMICALS - 1.5%

    12,200  PPG Industries, Inc.                                        669,902

     7,200  Praxair, Inc.                                               430,560
                                                                 ---------------

                                                                      1,100,462
                                                                 ---------------

CLOTHING STORES - 0.5%

    20,100  Limited, Inc. (The)                                         359,790
                                                                 ---------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.9%

    33,500  Compaq Computer Corp.                                       350,075

    16,900  Hewlett-Packard Co.                                         303,186

     7,200  International Business Machines Corp.                       748,800
                                                                 ---------------
                                                                      1,402,061
                                                                 ---------------

COMPUTER SOFTWARE - 1.8%

    42,800  Computer Associates International, Inc.                     936,892

    28,800  Oracle Corp.(1)                                             368,496
                                                                 ---------------
                                                                      1,305,388
                                                                 ---------------

CONSUMER DURABLES - 1.4%

    11,400  Black & Decker Corporation                                  530,556

     6,700  Whirlpool Corp.                                             506,185
                                                                 ---------------

                                                                      1,036,741
                                                                 ---------------

DEFENSE/AEROSPACE - 3.5%

    15,000  Boeing Co.                                                  723,750

    14,400  Honeywell International Inc.                                551,088

     8,600  ITT Industries, Inc.                                        542,144

    13,300  Raytheon Company                                            545,965

     3,500  TRW Inc.                                                    180,145
                                                                 ---------------

                                                                      2,543,092
                                                                 ---------------

DEPARTMENT STORES - 2.1%

    21,700  May Department Stores Co. (The)                             756,245

    15,000  Sears, Roebuck & Co.                                        769,050
                                                                 ---------------
                                                                      1,525,295
                                                                 ---------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DRUGS - 3.3%

    14,300  Bristol-Myers Squibb Co.                               $    579,007

    25,300  Merck & Co., Inc.                                         1,456,774

    11,700  Schering-Plough Corp.                                       366,210

                                                                 ---------------
                                                                      2,401,991

                                                                 ---------------

ELECTRICAL EQUIPMENT - 1.3%

    13,800  Dover Corp.                                                 565,800

    39,900  Lucent Technologies Inc.                                    188,727

    17,300  Tellabs, Inc.(1)                                            181,131

                                                                 ---------------
                                                                        935,658

                                                                 ---------------

ELECTRICAL UTILITIES - 5.9%

    16,900  American Electric Power                                     778,921

    16,000  Cinergy Corp.                                               572,000

    13,000  DTE Energy Company                                          591,500

    15,000  Exelon Corp.                                                794,550

    13,200  FPL Group, Inc.                                             786,060

    14,800  TXU Corp.                                                   806,748

                                                                 ---------------
                                                                      4,329,779

                                                                 ---------------

ENERGY RESERVES & PRODUCTION - 10.7%

    24,700  Conoco Inc.                                                 720,746

    75,436  Exxon Mobil Corp.                                         3,306,360

    24,800  Occidental Petroleum Corp.                                  722,920

    11,380  Phillips Petroleum Co.                                      714,664

    30,400  Royal Dutch Petroleum Co.
             New York Shares                                          1,651,328

     7,900  ChevronTexaco Corp.                                         713,133

                                                                 ---------------
                                                                      7,829,151

                                                                 ---------------

ENVIRONMENTAL SERVICES - 1.0%

    27,000  Waste Management, Inc.                                      735,750

                                                                 ---------------

FINANCIAL SERVICES - 3.9%

    21,300  Fannie Mae                                                1,701,444

    10,150  MBIA Inc.                                                   555,104

     8,500  MGIC Investment Corp.                                       581,655

                                                                 ---------------
                                                                      2,838,203

                                                                 ---------------

FOOD & BEVERAGE - 3.1%

    31,300  ConAgra Foods, Inc.                                         759,025

    18,300  Heinz (H.J.) Co.                                            759,450

    13,000  Unilever N.V. New York Shares                               738,400

                                                                 ---------------
                                                                      2,256,875

                                                                 ---------------

FOREST PRODUCTS & PAPER - 0.5%

     8,000  International Paper Co.                                     344,080

                                                                 ---------------

HEAVY ELECTRICAL EQUIPMENT - 0.8%

    10,700  Emerson Electric Co.                                        614,073

                                                                 ---------------

HOME PRODUCTS - 0.7%

    10,900  Fortune Brands, Inc.                                        538,133

                                                                 ---------------

 24          1-800-345-2021                 See Notes to Financial Statements

Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 1.1%

    10,500  Parker-Hannifin Corp.                                  $    523,950

     8,200  Snap-on Inc.                                                279,210
                                                                 ---------------
                                                                        803,160
                                                                 ---------------

INFORMATION SERVICES - 0.9%

     7,100  Computer Sciences Corp.(1)                                  360,325

     5,600  Electronic Data Systems Corp.                               324,744
                                                                 ---------------
                                                                        685,069
                                                                 ---------------

INVESTMENT TRUSTS - 4.8%

    30,400  Standard and Poor's 500
              Depositary Receipt                                      3,484,448
                                                                 ---------------

LEISURE - 1.1%

    10,200  Eastman Kodak Co.                                           317,934

    21,854  Mattel, Inc.                                                455,437
                                                                 ---------------
                                                                        773,371
                                                                 ---------------

LIFE & HEALTH INSURANCE - 1.9%

     8,000  CIGNA Corp.                                                 811,120

    13,700  Torchmark Corp.                                             551,973
                                                                 ---------------

                                                                      1,363,093
                                                                 ---------------

MEDIA - 0.6%

    17,600  Disney (Walt) Co.                                           406,208
                                                                 ---------------

MEDICAL PRODUCTS & SUPPLIES - 1.3%

    16,000  Becton Dickinson & Co.                                      603,520

     8,700  Guidant Corp.(1)                                            376,884
                                                                 ---------------

                                                                        980,404
                                                                 ---------------

MEDICAL PROVIDERS & SERVICES - 0.7%

    12,400  HCA Inc.                                                    546,592
                                                                 ---------------

MINING & METALS - 0.6%

    11,500  Alcoa Inc.                                                  434,010
                                                                 ---------------

MOTOR VEHICLES & PARTS - 1.7%

    37,465  Ford Motor Co.                                              617,798

     9,900  General Motors Corp.                                        598,455
                                                                 ---------------
                                                                      1,216,253
                                                                 ---------------

OIL SERVICES - 0.9%

    19,500  Transocean Sedco Forex, Inc.                                647,985
                                                                 ---------------

PROPERTY & CASUALTY INSURANCE - 3.7%

    32,500  Allstate Corp.                                            1,227,525

     8,700  Hartford Financial Services
              Group, Inc. (The)                                         592,644

    11,900  Loews Corp.                                                 697,102

     8,163  Travelers Property Casualty Corp.(1)                        163,260
                                                                 ---------------
                                                                      2,680,531
                                                                 ---------------

PUBLISHING - 1.3%

     4,900  Deluxe Corp.                                                226,674

     9,300  Gannett Co., Inc.                                           707,730
                                                                 ---------------
                                                                        934,404
                                                                 ---------------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

RAILROADS - 0.7%

    18,000  Burlington Northern Santa Fe Corp.                     $    543,240

                                                                 ---------------

REAL ESTATE INVESTMENT TRUST - 0.7%

    18,500  Equity Residential Properties Trust                         531,690

                                                                 ---------------

RESTAURANTS - 1.1%

    28,100  McDonald's Corp.                                            779,775

                                                                 ---------------

SECURITIES & ASSET MANAGEMENT - 2.3%

    13,500  Merrill Lynch & Co., Inc.                                   747,630

    16,400  Morgan Stanley Dean Witter & Co.                            939,884

                                                                 ---------------
                                                                      1,687,514

                                                                 ---------------

SPECIALTY STORES - 0.5%

    11,700  RadioShack Corp.                                            351,468

                                                                 ---------------

TELEPHONE - 6.1%

    62,000  AT&T Corp.                                                  973,400

    25,000  SBC Communications Inc.                                     936,000

    45,400  Sprint Corp. - PCS Group                                    694,166

    40,294  Verizon Communications                                    1,839,421

                                                                 ---------------
                                                                      4,442,987

                                                                 ---------------

THRIFTS - 1.0%

    22,600  Washington Mutual, Inc.                                     748,738

                                                                 ---------------

TOBACCO - 1.9%

    26,300  Philip Morris Companies Inc.                              1,385,221

                                                                 ---------------

TOTAL COMMON STOCKS                                                  69,053,863

                                                                 ---------------
   (Cost $63,847,854)
================================================================================

 U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 5.5%

 $4,000,000  FHLB Discount Notes,
              1.61%, 4/1/02(2)                                        4,000,000
                                                                 ---------------
  (Cost $4,000,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                $73,053,863

                                                                 ===============
   (Cost $67,847,854)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements             www.americancentury.com      25

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 2002

                                                                           VALUE            EQUITY INCOME
                                                                           -----            -------------

ASSETS

Investment securities, at value (identified cost of
$1,976,074,889 and $1,046,775,235, respectively) (Note 8) ........... $2,236,549,531       $1,139,067,163

Affiliated securities, at value (identified cost of $26,241,510
  and $0, respectively) (Notes 5 and 8) .............................     25,804,653                   --

Repurchase agreements (identified cost of $278,800,000 and
$58,600,000, respectively) ..........................................    278,800,000           58,600,000

Receivable for investments sold .....................................     10,143,894              966,364

Receivable for capital shares sold ..................................        377,095            1,210,901

Receivable for variation margin on futures contracts ................          3,004                9,564

Receivable for forward foreign currency exchange contracts ..........         81,593               18,150

Dividends, interest and other income receivable ...................        2,737,833            3,216,973
                                                                   ------------------   ------------------
                                                                       2,554,497,603        1,203,089,115
                                                                   ------------------   ------------------
====================================================================================================================================

LIABILITIES

Disbursements in excess of demand deposit cash ....................        3,948,524            8,097,042

Payable for investments purchased .................................       42,513,889           23,808,089

Payable for capital shares redeemed ...............................               --               36,583

Payable for forward foreign currency exchange contracts ...........            3,997                   --

Accrued management fees (Note 2) ..................................        2,026,115              936,046

Distribution fees payable (Note 2) ................................           43,844               17,637

Service fees payable (Note 2) .....................................           43,245               16,153

Dividends payable .................................................          156,247              467,126

Payable for directors' fees and expenses (Note 2) .................            2,579                1,149
                                                                   ------------------    ------------------
 ..................................................................       48,738,440           33,379,825
                                                                   ------------------    ------------------

Net Assets .......................................................    $2,505,759,163       $1,169,709,290
                                                                   ==================     ==================
====================================================================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ............................  $2,247,094,215       $1,060,138,639

Accumulated undistributed net investment income ....................         242,758              743,556

Accumulated undistributed net realized gain on investment
  and foreign currency transactions ................................       3,427,894           18,842,280

Net unrealized appreciation on investments and translation of assets
  and liabilities in foreign currencies (Note 8) ...................     254,994,296           89,984,815
                                                                   ------------------  ------------------
                                                                      $2,505,759,163       $1,169,709,290
                                                                   ==================  ==================

Investor Class, $0.01 Par Value

Net assets .........................................................  $2,068,901,402       $1,025,143,278
Shares outstanding .................................................     287,556,844          139,251,809
Net asset value per share ..........................................           $7.19                $7.36

Advisor Class, $0.01 Par Value

Net assets .........................................................    $208,310,697          $74,867,874
Shares outstanding .................................................      28,957,379           10,169,863
Net asset value per share ..........................................           $7.19                $7.36

Institutional Class, $0.01 Par Value

Net assets .........................................................    $226,681,227          $65,737,935
Shares outstanding .................................................      31,485,967            8,927,014
Net asset value per share ..........................................           $7.20                $7.36

C Class, $0.01 Par Value

Net assets .........................................................       $1,865,837          $3,960,203
Shares outstanding .................................................          259,700             537,987
Net asset value per share ..........................................            $7.18               $7.36

                                             See Notes to Financial Statements
 26          1-800-345-2021         See Glossary for a Definition of the Table

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

                                                                                             SMALL CAP VALUE        LARGE CAP VALUE
                                                                                             ---------------        ---------------

ASSETS

Investment securities, at value (identified cost of $1,202,981,893
  and $67,847,854, respectively) (Note 8) ................................................... $1,405,683,064          $73,053,863

Affiliated securities, at value (identified cost of $60,004,246 and $0, respectively)
   (Notes 5 and 8) ..........................................................................     45,895,481                   --

Repurchase agreements (identified cost of $140,300,000 and $0, respectively) ................    140,300,000                   --

Cash ........................................................................................      2,933,164              199,086

Receivable for investments sold .............................................................      4,564,359              546,610

Receivable for capital shares sold ..........................................................      1,747,225               11,583

Dividends, interest and other income receivable .............................................        860,067              114,507
                                                                                           ------------------  ------------------
                                                                                               1,601,983,360           73,925,649
                                                                                           ------------------  ------------------
====================================================================================================================================

LIABILITIES

Payable for variation margin on futures contracts .......................................            171,499                   --

Payable for investments purchased .......................................................         23,481,295              940,349

Payable for capital shares redeemed .....................................................             49,283                   --

Accrued management fees (Note 2) ........................................................          1,557,166               53,606

Distribution fees payable (Note 2) ......................................................             38,952                  164

Service fees payable (Note 2) ...........................................................             37,290                   58

Dividends payable .......................................................................                 --               75,433

Payable for directors' fees and expenses (Note 2) .......................................              1,665                   64
                                                                                           ------------------   ------------------
                                                                                                  25,337,150            1,069,674
                                                                                           ------------------   ------------------
Net Assets ...............................................................................    $1,576,646,210          $72,855,975
                                                                                           ==================   ==================
====================================================================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ................................................      $1,350,010,509          $68,453,898

Accumulated undistributed net investment income ........................................                  --                7,324

Accumulated undistributed net realized gain (loss) on investment
  and foreign currency transactions ....................................................          37,408,940            (811,256)

Net unrealized appreciation on investments and translation of assets
  and liabilities in foreign currencies (Note 8) .......................................         189,226,761            5,206,009
                                                                                           ------------------  ------------------
                                                                                              $1,576,646,210          $72,855,975
                                                                                           ==================  ==================

Investor Class, $0.01 Par Value

Net assets .............................................................................      $1,305,951,759          $69,960,900

Shares outstanding .....................................................................         151,517,185           12,653,065

Net asset value per share ..............................................................               $8.62                $5.53

Advisor Class, $0.01 Par Value

Net assets .............................................................................        $182,985,712               $6,098

Shares outstanding .....................................................................          21,224,476                1,103

Net asset value per share ..............................................................               $8.62                $5.53

Institutional Class, $0.01 Par Value

Net assets .............................................................................         $83,711,682           $2,632,387

Shares outstanding .....................................................................           9,704,112              476,194

Net asset value per share ..............................................................               $8.63                $5.53

C Class, $0.01 Par Value

Net assets .............................................................................          $3,997,057             $256,590

Shares outstanding .....................................................................             465,171               46,412

Net asset value per share ..............................................................               $8.59                $5.53

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      27

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2002

                                                                            VALUE            EQUITY INCOME
                                                                            -----            -------------

INVESTMENT INCOME

Income:

Dividends (including $85,030 from affiliates for Value (Note 5), and net of foreign taxes withheld
   of $518,286 and $178,773, respectively) ......................        $39,087,509         $19,945,847

Interest and other income .......................................          6,135,635           7,922,960
                                                                   ----------------- -------------------
                                                                          45,223,144          27,868,807
                                                                   ----------------- -------------------

Expenses (Note 2):

Management fees .................................................          20,634,292           7,765,241

Distribution fees:
  Advisor Class .................................................             366,454             114,351

  C Class .......................................................               3,890               5,508

Service fees:

  Advisor Class .................................................             366,454             114,351

  C Class .......................................................               1,297               1,836

Directors' fees and expenses ....................................              27,690               9,785
                                                                     ----------------- ------------------
                                                                           21,400,077           8,011,072
                                                                     ----------------- -------------------

Net investment income ...........................................          23,823,067          19,857,735
                                                                     ----------------- -------------------

================================================================================

REALIZED AND UNREALIZED GAIN

Net realized gain on:

Investment transactions (includes $11,180,616 from affiliates for
Value (Note 5))(Note 3)                                                   136,990,933          41,773,493

Foreign currency transactions                                                 250,942              50,688
                                                                    -----------------  -------------------
                                                                          137,241,875          41,824,181
                                                                    -----------------  -------------------

Change in net unrealized appreciation on:

Investments (Note 8)                                                      178,959,312          63,140,553

Translation of assets and liabilities in foreign currencies                    77,641              18,956
                                                                     ----------------- -------------------

                                                                          179,036,953          63,159,509
                                                                     ----------------- -------------------

Net realized and unrealized gain                                          316,278,828         104,983,690
                                                                     ----------------- -------------------

Net Increase in Net Assets Resulting from Operations                     $340,101,895        $124,841,425
                                                                     ================= ===================

                                            See Notes to Financial Statements
 28          1-800-345-2021        See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

                                                                    (Continued)

YEAR ENDED MARCH 31, 2002

                                                                                            SMALL CAP VALUE       LARGE CAP VALUE
                                                                                            ---------------       ---------------

INVESTMENT INCOME

Income:

Dividends (including $448,767 from affiliates for Small Cap Value (Note 5),
   and net of foreign taxes withheld of $0 and $2,256, respectively) ..................       $11,732,493            $933,332

Interest and other income .............................................................         2,088,134              80,280
                                                                                          -----------------  ------------------
                                                                                               13,820,627           1,013,612
                                                                                          -----------------  -------------------

Expenses (Note 2):

Management fees .......................................................................       11,120,507             406,823

Distribution fees:

  Advisor Class .......................................................................          193,527                 298

  C Class .............................................................................           14,532                 445

Service fees:

  Advisor Class .......................................................................          193,527                 298

  C Class .............................................................................            4,844                 148

Directors' fees and expenses ..........................................................           11,528                 493
                                                                                        -----------------   ------------------
                                                                                               11,538,465             408,505
                                                                                        -----------------   -------------------

Net investment income .................................................................         2,282,162             605,107
                                                                                         -----------------   -------------------

================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:

Investment transactions (includes $4,610,314 from affiliates
   for Small Cap Value (Note 5))(Note 3) ...........................................           60,430,578            (650,366)
                                                                                        -----------------  -------------------

Change in net unrealized appreciation on:

Investments (Note 8) ...............................................................          176,832,852           4,610,862
                                                                                        -----------------  -------------------

Net realized and unrealized gain ...................................................          237,263,430           3,960,496
                                                                                        -----------------  -------------------

Net Increase in Net Assets Resulting from Operations ...............................         $239,545,592          $4,565,603
                                                                                        =================   ===================

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      29

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 2002 AND MARCH 31, 2001

Increase in Net Assets

                                                                   VALUE                                EQUITY INCOME

                                                          2002                 2001               2002                 2001
                                                          ----                 ----               ----                 ----

OPERATIONS

Net investment income. ........................   $    23,823,067      $    27,953,495      $   19,857,735        $  11,430,271

Net realized gain .............................       137,241,875           89,154,525          41,824,181            9,570,510

Change in net unrealized appreciation .........       179,036,953          151,494,167          63,159,509           44,884,395
                                                 -----------------     ----------------     --------------- --------------------

Net increase in net assets resulting
  from operations .............................       340,101,895          268,602,187         124,841,425           65,885,176
                                                 -----------------     ----------------     --------------- --------------------
====================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ..............................       (19,961,450)         (24,112,107)       (17,242,085)        (10,112,059)

  Advisor Class ...............................        (1,275,814)          (1,122,754)          (995,395)           (599,193)

  Institutional Class .........................        (2,852,661)          (2,561,456)        (1,249,824)           (481,009)

  C Class .....................................              (982)                   --            (9,681)                 --

From net realized gains:

  Investor Class ..............................       (29,386,609)                   --        (4,485,457)                 --

  Advisor Class ...............................        (2,550,304)                   --          (300,918)                 --

  Institutional Class .........................        (3,652,365)                   --          (346,054)                 --

  C Class .....................................           (12,981)                   --            (3,577)                 --
                                                 ------------------     ----------------     ---------------   -------------------

Decrease in net assets from distributions .....       (59,693,166)         (27,796,317)        (24,632,991)        (11,192,261)
                                                 ------------------     ----------------     ---------------    -------------------
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS  (NOTE 4)

Net increase in net assets from
  capital share transactions ..................       403,893,554           35,479,630         555,057,841          143,061,180
                                                 -----------------      ----------------     ---------------    -------------------

Net increase in net assets ....................       684,302,283          276,285,500         655,266,275          197,754,095
====================================================================================================================================

NET ASSETS

Beginning of period ...........................     1,821,456,880        1,545,171,380         514,443,015          316,688,920
                                                 -----------------     ----------------     ---------------  --------------------

End of period .................................    $2,505,759,163       $1,821,456,880      $1,169,709,290         $514,443,015
                                                 =================     ================     ===============  ====================

Accumulated undistributed
  net investment income .......................          $242,758             $259,656            $743,556             $438,641
                                                 =================     ================     ===============   ====================

                                             See Notes to Financial Statements
  30         1-800-345-2021         See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    (Continued)

YEARS ENDED MARCH 31, 2002 AND MARCH 31, 2001

Increase in Net Assets

                                                               SMALL CAP VALUE                           LARGE CAP VALUE

                                                         2002                  2001                2002                  2001
                                                         ----                  ----                ----                  ----

OPERATIONS

Net investment income ..........................  $     2,282,162        $     950,324        $    605,107        $     238,541

Net realized gain (loss) .......................       60,430,578            6,623,119            (650,366)            (112,578)

Change in net unrealized appreciation ..........      176,832,852           11,824,005           4,610,862            1,454,752
                                                 -----------------     ----------------     --------------- --------------------

Net increase in net assets resulting
  from operations ..............................      239,545,592           19,397,448           4,565,603            1,580,715
                                                 -----------------     ----------------     --------------- --------------------
====================================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ....................................  (2,147,040)            (818,407)           (594,682)           (224,757)

  Advisor Class .....................................     (47,387)             (54,711)               (979)               (685)

  Institutional Class ...............................    (118,534)             (55,853)            (10,698)                 --

  C Class ...........................................        (180)                  --                (118)                 --

From net realized gains:

  Investor Class .................................... (23,501,956)          (2,360,869)                 --                  --

  Advisor Class .....................................  (1,976,101)            (291,687)                 --                  --

  Institutional Class ...............................    (905,328)            (174,515)                 --                  --

  C Class ....................................            (67,388)                  --                  --                  --
                                                 ------------------     ---------------     ---------------  --------------------

Decrease in net assets from distributions ....        (28,763,914)          (3,756,042)           (606,477)           (225,442)
                                                 ------------------     ---------------     ---------------  --------------------
====================================================================================================================================

CAPITAL SHARE TRANSACTIONS  (NOTE 4)

Net increase in net assets from
  capital share transactions .................      1,111,154,001          218,928,801         49,427,832            5,442,765
                                                 -----------------     ----------------     ---------------  --------------------

Net increase in net assets ...................      1,321,935,679          234,570,207          53,386,958            6,798,038
====================================================================================================================================

NET ASSETS

Beginning of period ..........................        254,710,531           20,140,324          19,469,017           12,670,979
                                                 -----------------     ----------------     --------------- --------------------

End of period ................................     $1,576,646,210         $254,710,531         $72,855,975          $19,469,017
                                                 =================     ================     =============== ====================

Accumulated undistributed
  net investment income ......................                 --              $25,458              $7,324              $13,516
                                                 =================     ================     =============== ====================

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      31

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Value Fund (Value), Equity Income Fund
(Equity Income), Small Cap Value Fund (Small Cap Value), and Large Cap Value
Fund (Large Cap Value) (the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Value, Small Cap Value and Large Cap Value is long-term capital growth. The production of income is a secondary objective. Value, Small Cap
Value and Large Cap Value seek to achieve their investment objective by primarily investing in equity securities of companies that management believes to be undervalued at the time of purchase. Small Cap Value invests in companies with smaller market capitalization, Value invests in companies with medium to large market capitalization, and Large Cap Value invests in companies with larger market capitalization. The investment objective of Equity Income is the production of current income through investments in income-producing equity securities. Capital appreciation is a secondary objective. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class, and the
C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class commenced on August 10, 2001 for Large Cap Value. Sale of the C Class commenced on June 4, 2001, July 13, 2001, June 1, 2001, and
November 7, 2001 for Value, Equity Income, Small Cap Value, and Large Cap Value,
respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Securities lending income is recorded on an accrual basis.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counter-parties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

 32      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed  to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee for the funds is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. Following are the management fee schedules for the funds:

                        VALUE     EQUITY INCOME     SMALL CAP VALUE     LARGE CAP VALUE
                        -----     -------------     ---------------     ---------------

Investor Class ........ 1.00%         1.00%              1.25%           0.70% to 0.90%

Advisor Class ......... 0.75%         0.75%              1.00%           0.45% to 0.65%

Institutional Class ... 0.80%         0.80%              1.05%           0.50% to 0.70%

C Class ............... 1.00%         1.00%              1.25%           0.70% to 0.90%

       The management fee for Large Cap Value varies depending on fund net asset levels. As net assets increase, the fee applied decreases. For the year ended
March 31, 2002, the effective annual management fee rates for the Investor,
Advisor, Institutional, and C Classes for Large Cap Value were 0.90%, 0.65%,
0.70%, and 0.90%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively "the plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the
Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans by the Advisor
Class and C Class during the year ended March 31, 2002 are detailed in the
Statement of Operations.

    RELATED PARTIES -- During the fiscal year ended March 31, 2002, the funds invested in a money market fund for temporary purposes that was managed by J.P.
Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century
Companies, Inc. (ACC). the funds have a bank line of credit  agreement with JPM
(See Note 7). The funds have a securities lending agreement with Chase Manhattan
Bank (Chase)(See  Note 6). Chase is a wholly owned subsidiary of JPM.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

                                              www.americancentury.com      33

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended
March 31, 2002, for the funds were as follows:

                           VALUE          EQUITY INCOME     SMALL CAP VALUE   LARGE CAP VALUE
                           -----          -------------     ---------------   ---------------

Purchases ............ $3,236,601,133     $1,514,414,109     $1,591,300,820     $60,792,505

Proceeds from sales .. $2,923,935,818     $1,003,871,027     $  619,075,014     $14,573,749

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                         VALUE                       EQUITY INCOME

                                                SHARES          AMOUNT           SHARES           AMOUNT
                                                ------          ------           ------           ------

INVESTOR CLASS

Year ended March 31, 2002

Shares Authorized ......................     750,000,000                      300,000,000
                                          ===============                  ===============

Sold ...................................     133,232,630    $906,963,119      110,852,624      $771,867,129

Issued in reinvestment of distributions .      6,943,823      47,452,442        2,928,233        20,390,751

Redeemed ................................    (97,075,874)   (650,205,611)     (46,800,853)     (322,098,921)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ............................     43,100,579    $304,209,950       66,980,004      $470,158,959
                                          ===============  ===============  ===============  =================

Year ended March 31, 2001

Shares Authorized .......................    500,000,000                      100,000,000
                                          ===============                  ===============

Sold ....................................    124,671,469    $735,837,064       60,792,919      $371,372,336

Issued in reinvestment of distributions .      4,089,771      23,634,086        1,564,335         9,539,230

Redeemed ................................   (143,634,066)   (826,526,085)     (41,464,333)     (244,967,970)
                                          ---------------  ---------------  ---------------  ----------------

Net increase (decrease) .................    (14,872,826)  $   (67,054,935)    20,892,921      $135,943,596
                                          ===============  ===============  ===============  =================
=============================================================================================================

ADVISOR CLASS

Year ended March 31, 2002

Shares Authorized .....................      100,000,000                       25,000,000
                                          ===============                  ===============

Sold ..................................       18,409,434    $126,209,372        8,330,904       $58,034,642

Issued in reinvestment of distributions          550,750       3,767,910          184,473         1,285,718

Redeemed ..............................       (6,336,430)    (43,357,903)      (2,657,543)      (18,251,584)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ..........................       12,623,754     $86,619,379        5,857,834       $41,068,776
                                          ===============  ===============  ===============  =================

Year ended March 31, 2001

Shares Authorized .....................       25,000,000                       12,500,000
                                          ===============                  ===============

Sold ..................................       11,580,721     $67,065,318        2,167,357       $13,051,275

Issued in reinvestment of distributions          187,735       1,093,054           95,698           583,341

Redeemed ...............................      (6,886,009)    (38,107,770)      (1,637,005)       (9,612,655)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ...........................       4,882,447     $30,050,602          626,050     $   4,021,961
                                          ===============  ===============  ===============  =================

 34          1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                         VALUE                        EQUITY INCOME

                                                SHARES          AMOUNT           SHARES           AMOUNT
                                                ------          ------           ------           ------

INSTITUTIONAL CLASS

Year ended March 31, 2002

Shares Authorized .......................    100,000,000                       25,000,000
                                          ===============                  ===============

Sold ....................................     11,501,423     $77,970,022        9,609,339       $65,703,337

Issued in reinvestment of distributions ...      950,873       6,494,552          192,344         1,343,687

Redeemed ..................................  (10,782,506)    (73,184,250)      (3,831,540)      (27,042,779)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ............................      1,669,790     $11,280,324        5,970,143       $40,004,245
                                          ===============  ===============  ===============  =================

Year ended March 31, 2001

Shares Authorized .......................     50,000,000                       12,500,000
                                          ===============                  ===============

Sold ....................................     26,143,232    $157,178,061        3,623,430       $21,712,214

Issued in reinvestment of distributions ..       427,895       2,519,084           42,465           256,459

Redeemed .................................   (14,518,814)    (87,213,182)      (3,201,296)      (18,873,050)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ............................     12,052,313   $  72,483,963          464,599     $   3,095,623
                                          ===============  ===============  ===============  =================
=============================================================================================================

C CLASS

Year ended March 31, 2002(1)

Shares Authorized ......................      50,000,000                       10,000,000
                                          ===============                  ===============

Sold ...................................         264,316      $1,817,753          538,988        $3,832,691

Issued in reinvestment of distributions ..         1,990          13,691            1,508            10,769

Redeemed ...............................          (6,606)        (47,543)          (2,509)          (17,599)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ...........................         259,700      $1,783,901          537,987        $3,825,861
                                          ===============  ===============  ===============  =================

(1)  June 4, 2001 (commencement of sale) through March 31, 2002 for Value, and
July 13, 2001 (commencement of sale) through March 31, 2002 for Equity Income.

                                              www.americancentury.com      35

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                    SMALL CAP VALUE                LARGE CAP VALUE

                                                SHARES          AMOUNT           SHARES           AMOUNT
                                                ------          ------           ------           ------

INVESTOR CLASS

Year ended March 31, 2002

Shares Authorized .......................    400,000,000                       50,000,000
                                          ===============                  ===============

Sold ....................................    187,520,379    $1,422,240,743     11,118,072       $58,779,579

Issued in reinvestment of distributions ..     3,057,696        23,602,179         79,621           421,826

Redeemed ...............................     (73,226,252)     (545,885,802)    (2,354,083)      (12,437,123)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ...........................     117,351,823   $   899,957,120      8,843,610       $46,764,282
                                          ===============  ===============  ===============  =================

Year ended March 31, 2001

Shares Authorized ......................      50,000,000                       50,000,000
                                          ===============                  ===============

Sold ...................................      53,080,906      $340,286,883      2,364,763       $11,619,399

Issued in reinvestment of distributions ..       505,751         3,080,342         44,124           210,974

Redeemed ................................    (22,933,515)     (148,542,548)    (1,361,565)       (6,499,780)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ...........................      30,653,142      $194,824,677      1,047,322     $   5,330,593
                                          ===============  ===============  ===============  =================
=============================================================================================================

ADVISOR CLASS

Year ended March 31, 2002

Shares Authorized ......................      50,000,000                       12,500,000
                                          ===============                  ===============

Sold ...................................      20,963,504      $163,801,994          1,288       $     6,837

Issued in reinvestment of distributions .        249,394         1,925,239            186               979

Redeemed ................................     (3,108,049)      (23,549,570)       (24,261)         (132,450)
                                          ---------------  ---------------  ---------------  ----------------

Net increase (decrease) ................      18,104,849      $142,177,663        (22,787)        $(124,634)
                                          ===============  ===============  ===============  =================

Year ended March 31, 2001(1)

Shares Authorized ......................      12,500,000                       12,500,000
                                          ===============                  ===============

Sold ...................................       4,183,728       $25,400,148         23,752          $111,487

Issued in reinvestment of distributions ..        56,927           345,070            138               685

Redeemed ................................     (1,139,120)       (6,687,866)            --                --
                                          ---------------  ---------------  ---------------  ----------------

Net increase ............................      3,101,535       $19,057,352         23,890          $112,172
                                          ===============  ===============  ===============  =================

(1)  October 26, 2000 (commencement of sale) through March 31, 2001 for Large
     Cap Value.

 36      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                    SMALL CAP VALUE                LARGE CAP VALUE

                                                SHARES          AMOUNT           SHARES           AMOUNT
                                                ------          ------           ------           ------

INSTITUTIONAL CLASS

Year ended March 31, 2002(1)

Shares Authorized ......................      12,500,000                       12,500,000
                                          ===============                   ===============

Sold ...................................       9,737,838     $75,993,635          498,116        $2,658,500

Issued in reinvestment of distributions ..       129,752       1,002,871            1,939            10,599

Redeemed ...............................      (1,464,366)    (11,497,830)         (23,861)         (125,544)
                                          ---------------  ---------------  ---------------  ----------------

Net increase ...........................       8,403,224     $65,498,676          476,194        $2,543,555
                                          ===============  ===============  ===============  =================

Year ended March 31, 2001

Shares Authorized ......................      12,500,000                       12,500,000
                                          ===============                   ===============

Sold ...................................         864,408      $5,238,345

Issued in reinvestment of distributions ..        35,401         212,883

Redeemed ...............................         (66,973)       (404,456)
                                          ---------------  ---------------

Net increase ...........................         832,836      $5,046,772
                                          ===============  ===============
=============================================================================================================

C CLASS

Year ended March 31, 2002(2)

Shares Authorized ......................      12,500,000                       12,500,000
                                          ===============                   ===============

Sold ...................................         462,776      $3,503,425           46,390          $244,511

Issued in reinvestment of distributions ..         7,190          55,495               22               118

Redeemed ...............................          (4,795)        (38,378)              --                --
                                          ---------------  ---------------  ---------------  ----------------

Net increase ...........................         465,171      $3,520,542           46,412          $244,629
                                          ===============  ===============  ===============  =================

(1)  August 10, 2001 (commencement of sale) through March 31, 2002 for Large Cap
Value.

(2)  June 1, 2001 (commencement of sale) through March 31, 2002 for Small Cap
Value, and November 7, 2001 (commencement of sale)
through March 31, 2002 for Large Cap Value.

                                              www.americancentury.com      37

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2002 follows:

                                                                                                             MARCH 31, 2002

                              SHARE BALANCE   PURCHASE         SALES        REALIZED        DIVIDEND
FUND/ISSUER                  MARCH 31, 2001     COST           COST        GAIN (LOSS)      INCOME     SHARE BALANCE  MARKET VALUE
-----------                  --------------     ----           ----        -----------      ------     -------------  ------------

VALUE

Littelfuse, Inc.(1)               731,800    $  8,233,677   $  1,002,569   $    (93,234)  $      --     1,044,300       $25,804,653

Minerals Technologies Inc.(2)     922,800       3,961,852     12,829,714      3,891,848       85,030      669,800        35,144,406

XTRA Corp.(2)                     639,800              --     27,596,425      7,382,002          --           --                --
                                            -------------  -------------   -------------   -------------               ------------
                                             $ 12,195,529   $ 41,428,708   $ 11,180,616   $   85,030                    $60,949,059
                                            =============  =============   =============   =============               ============
====================================================================================================================================
SMALL CAP VALUE

Kadant Inc.(1)                         --    $ 12,575,071   $  1,260,548   $    (94,128)  $        --     830,000       $11,852,400

Measurement Specialties Inc.(1)        --      13,502,087        151,515        (49,518)           --   1,110,000         1,665,000

Medallion Financial Corp.              --      10,788,865        715,803       (145,719)      206,835   1,010,000         7,852,750

Methode Electronics, Inc.(2)      191,000      18,012,880     12,606,980      2,659,697       241,932   1,080,000(3)     13,408,200

NATCO Group Inc.(1)               358,000       6,089,582        182,064        (33,212)           --     925,000         7,483,250

Pomeroy
Computer
Resources, Inc.(1)                245,000       5,655,288        535,759        (87,527)           --     640,000         9,718,400

Roxio Inc.(1)(2)                       --      16,310,437     11,410,611      2,360,721            --     485,000        11,007,075

SRI/Surgical Express Inc.(1)           --       7,201,159             --             --            --     480,084         7,323,681
                                            -------------  -------------   -------------  -------------                ------------
                                            $  90,135,369   $ 26,863,280   $  4,610,314   $   448,767                   $70,310,756
                                            =============  =============   ============= =============                 ============

(1)  Non-income producing.

(2)  Issuer was not an affiliate at March 31, 2002.

(3)  Includes adjustments for a stock split and/or stock spinoff during the period.

6. SECURITIES LENDING

    At March 31, 2002, securities in Value valued at $92,215,813 were on loan through the lending agent, JPM, to certain approved borrowers. Securities received as collateral, at this date, were valued at $94,964,300. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Value may be delayed or limited.

7. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,0000,000 effective December 18, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2002.

 38      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

8. FEDERAL TAX INFORMATION

  The tax character of distributions paid during the years ended March 31, 2002 and March 31, 2001 was as follows:

                                   VALUE                          EQUITY INCOME

                            2002            2001             2002               2001
                            ----            ----             ----               ----

DISTRIBUTIONS PAID FROM

Ordinary Income ........ $59,693,166     $27,796,317      $24,632,991       $11,192,261

Long-Term Capital Gain ..         --              --               --                --

                               SMALL CAP VALUE                   LARGE CAP VALUE

                             2002           2001             2002               2001
                             ----           ----             ----               ----

DISTRIBUTIONS PAID FROM

Ordinary Income ........ $28,690,062      $3,243,174         $606,477          $225,442

Long-Term Capital Gain . $    73,852      $  512,868               --                --

  As of March 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                                 EQUITY             SMALL            LARGE
                                                              VALUE              INCOME           CAP VALUE        CAP VALUE
                                                              -----              ------           ---------        ---------

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST

Federal tax cost of investments ......................     $2,297,740,877    $1,109,080,715    $1,413,608,702      $68,241,412
                                                       ===================  ================  ================  ===============

Gross tax appreciation on investments ................       $272,122,240      $100,984,610      $208,070,134       $6,679,491

Gross tax depreciation on investments ................       (28,708,933)       (12,398,162)      (29,800,291)      (1,867,040)
                                                       -------------------  -----------------  ----------------  --------------

Net tax appreciation (depreciation) on investments ...       $243,413,307       $88,586,448      $178,269,843       $4,812,451
                                                       ===================  ================  ================  ===============

Undistributed ordinary income ........................           $320,354          $763,207                --           $7,324

Undistributed long-term gain (capital loss carryover) ..      $14,813,170       $20,178,369       $48,316,858        $(417,699)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of captial dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts and forward foreign currency exchange contracts.

    CAPITAL LOSS CARRYOVERS -- At March 31, 2002, Large Cap Value had
accumulated net realized capital loss carryovers for federal income tax purposes of $31,665 (expiring in 2009 through 2010), which may be used to offset future taxable gains.

    For the five-month period ended March 31, 2002, Value and Large Cap Value incurred net capital losses of $19,903,694 and $386,034, respectively. The funds have elected to treat such losses  as having been incurred in the following fiscal year for federal income tax purposes.

9. OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    Small Cap Value distributed $73,852 during the fiscal year ended March 31,
2002, as capital gain dividends, all of which is designated as 20% rate gain distributions.

    For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended March 31, 2002 qualify for the corporate dividends received deduction.

     VALUE     EQUITY INCOME    SMALL CAP VALUE    LARGE CAP VALUE
------------------------------------------------------------------------------

    100.00%       61.79%            100.00%            100.00%

                                       www.americancentury.com          39

Value--Financial Highlights
--------------------------------------------------------------------------------

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                                       Investor Class

                                                                2002          2001          2000            1999          1998
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................    $6.27         $5.35         $5.77           $7.73          $6.58
                                                             --------     --------       --------        --------       --------

Income From Investment Operations

  Net Investment Income(1) ................................     0.08          0.10          0.09            0.08           0.10

  Net Realized and Unrealized Gain (Loss) .................     1.03          0.92         (0.01)          (0.80)          2.35
                                                             --------     --------       --------        --------       --------

  Total From Investment Operations ........................     1.11          1.02          0.08           (0.72)          2.45
                                                             --------     --------       --------        --------       --------

Distributions

  From Net Investment Income ..............................    (0.08)        (0.10)        (0.09)          (0.09)        (0.10)

  From Net Realized Gains .................................    (0.11)           --         (0.41)          (1.15)        (1.20)
                                                             --------     --------       --------        --------       --------

  Total Distributions ....................................     (0.19)        (0.10)        (0.50)          (1.24)        (1.30)
                                                             --------     --------       --------        --------       --------

Net Asset Value, End of Period ...........................     $7.19         $6.27         $5.35           $5.77          $7.73
                                                             ========     ========       ========        ========       ========

Total Return(2) ..........................................     17.96%        19.20%         1.42%          (9.88)%        39.94%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........   1.00%         1.00%         1.00%           1.00%         1.00%

Ratio of Net Investment Income to Average Net Assets ........   1.11%         1.71%         1.48%           1.19%         1.38%

Portfolio Turnover Rate .....................................    151%          150%          115%            130%          130%

Net Assets, End of Period (in thousands) ................  $2,068,901    $1,532,113    $1,388,646      $1,719,367    $2,713,562

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                             See Notes to Financial Statements
 40          1-800-345-2021         See Glossary for a Definition of the Table

Value--Financial Highlights
--------------------------------------------------------------------------------

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                                       Advisor Class

                                                                2002          2001          2000        1999          1998
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................    $6.27         $5.36         $5.77        $7.73          $6.58
                                                             --------     --------       --------     --------       --------

Income From Investment Operations

  Net Investment Income(1) ................................     0.06          0.08          0.07         0.06           0.08

  Net Realized and Unrealized Gain (Loss) .................     1.03          0.92          0.01        (0.80)          2.35
                                                             --------     --------       --------      --------       --------

  Total From Investment Operations ........................     1.09          1.00          0.08        (0.74)          2.43
                                                             --------     --------       --------      --------       --------

Distributions

  From Net Investment Income ..............................    (0.06)        (0.09)        (0.08)       (0.07)        (0.08)

  From Net Realized Gains .................................    (0.11)           --         (0.41)       (1.15)        (1.20)
                                                             --------     --------       --------      --------       --------

  Total Distributions .....................................    (0.17)        (0.09)        (0.49)       (1.22)        (1.28)
                                                             --------     --------       --------      --------       --------

Net Asset Value, End of Period ............................    $7.19         $6.27         $5.36        $5.77          $7.73
                                                             ========     ========       ========      ========       ========

  Total Return(2) .........................................    17.51%        18.72%         1.36%      (10.09)%        39.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........   1.25%         1.25%         1.25%       1.25%          1.25%

Ratio of Net Investment Income to Average Net Assets ........   0.86%         1.46%         1.23%       0.94%          1.13%

Portfolio Turnover Rate .....................................    151%          150%          115%        130%           130%

Net Assets, End of Period (in thousands) ................... $208,311      $102,357       $61,323     $54,277        $56,118

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      41

Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                    Institutional Class

                                                                2002          2001          2000         1999         1998(1)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................    $6.27         $5.36         $5.78        $7.73          $7.84
                                                             --------     --------       --------     --------       --------

Income From Investment Operations

  Net Investment Income(2) ................................     0.09          0.11          0.10         0.10           0.15

  Net Realized and Unrealized Gain (Loss) .................     1.04          0.91         (0.01)       (0.80)          1.02
                                                             --------     --------       --------     --------       --------

  Total From Investment Operations ........................     1.13          1.02          0.09        (0.70)          1.17
                                                             --------     --------       --------     --------       --------

Distributions

  From Net Investment Income ..............................    (0.09)        (0.11)        (0.10)       (0.10)        (0.08)

  From Net Realized Gains .................................    (0.11)           --         (0.41)       (1.15)        (1.20)
                                                             --------     --------       --------     --------       --------

  Total Distributions .....................................    (0.20)        (0.11)        (0.51)       (1.25)        (1.28)
                                                             --------     --------       --------     --------       --------

Net Asset Value, End of Period ............................    $7.20         $6.27         $5.36        $5.78          $7.73
                                                             ========     ========       ========     ========       ========

  Total Return(3) .........................................    18.19%        19.24%         1.65%       (9.52)%        17.14%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  0.80%         0.80%         0.80%        0.80%       0.80%(4)

Ratio of Net Investment Income to Average Net Assets .........  1.31%         1.91%         1.68%        1.39%       2.97%(4)

Portfolio Turnover Rate ......................................   151%          150%          115%         130%        130%(5)

Net Assets, End of Period (in thousands) ................... $226,681      $186,987       $95,202      $36,318        $5,944

(1)  July 31, 1997 (commencement of sale) through March 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 1998.

                                            See Notes to Financial Statements
 42          1-800-345-2021        See Glossary for a Definition of the Table

Value--Financial Highlights
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31

                                                                       C Class

                                                                        2002(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................    $6.90
                                                                       --------

Income From Investment Operations

  Net Investment Income(2) ..........................................     --(3)

  Net Realized and Unrealized Gain ..................................     0.42
                                                                       --------

  Total From Investment Operations ..................................     0.42
                                                                       --------

Distributions

  From Net Investment Income ........................................    (0.03)

  From Net Realized Gains ...........................................    (0.11)
                                                                       --------

  Total Distributions ...............................................    (0.14)
                                                                       --------

Net Asset Value, End of Period ......................................    $7.18
                                                                       ========

  Total Return(4) ...................................................     6.33%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...................  2.00%(5)

Ratio of Net Investment Income to Average Net Assets ..............  (0.06)%(5)

Portfolio Turnover Rate .............................................   151%(6)

Net Assets, End of Period (in thousands) ............................    $1,866

(1)  June 4, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount is less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and do not reflect applicable sales charges. Total returns for periods  less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of  calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended March 31, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      43

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                                       Investor Class

                                                                2002          2001          2000            1999          1998
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .....................     $6.47         $5.50         $5.95          $7.15          $6.31
                                                             --------     --------       --------       --------       --------

Income From Investment Operations

  Net Investment Income(1) ...............................      0.17          0.18          0.21           0.22           0.25

  Net Realized and Unrealized Gain (Loss) ................      0.93          0.96          0.03          (0.23)          1.99
                                                             --------     --------       --------       --------       --------

  Total From Investment Operations .......................      1.10          1.14          0.24          (0.01)          2.24
                                                             --------     --------       --------       --------       --------

Distributions

  From Net Investment Income .............................     (0.17)        (0.17)        (0.21)         (0.23)        (0.24)

  From Net Realized Gains ................................     (0.04)           --         (0.48)         (0.96)        (1.16)
                                                             --------     --------       --------       --------       --------

  Total Distributions ....................................     (0.21)        (0.17)        (0.69)         (1.19)        (1.40)
                                                             --------     --------       --------       --------       --------

Net Asset Value, End of Period ...........................     $7.36         $6.47         $5.50          $5.95          $7.15
                                                             ========     ========       ========       ========       ========

  Total Return(2) ........................................     17.35%        20.85%         3.88%         (0.44)%        37.78%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.00%         1.00%         1.00%        1.00%         1.00%

Ratio of Net Investment Income to Average Net Assets .........  2.49%         3.02%         3.41%        3.31%         3.52%

Portfolio Turnover Rate ......................................   139%          169%          141%         180%          158%

Net Assets, End of Period (in thousands) ................. $1,025,143      $467,425      $282,692     $296,585      $355,962

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                             See Notes to Financial Statements
 44          1-800-345-2021         See Glossary for a Definition of the Table

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                                       Advisor Class

                                                                2002          2001          2000             1999          1998
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................    $6.47         $5.50         $5.95            $7.16          $6.31
                                                             --------     --------       --------         --------       --------

Income From Investment Operations

  Net Investment Income(1) ................................     0.16          0.17          0.20             0.21           0.23

  Net Realized and Unrealized Gain (Loss) .................     0.92          0.96          0.02            (0.24)          2.00
                                                             --------     --------       --------         --------       --------

  Total From Investment Operations ........................     1.08          1.13          0.22            (0.03)          2.23
                                                             --------     --------       --------         --------       --------

Distributions

  From Net Investment Income ..............................    (0.15)        (0.16)        (0.19)           (0.22)        (0.22)

  From Net Realized Gains .................................    (0.04)           --         (0.48)           (0.96)        (1.16)
                                                             --------     --------       --------         --------       --------

  Total Distributions .....................................    (0.19)        (0.16)        (0.67)           (1.18)        (1.38)
                                                             --------     --------       --------         --------       --------

Net Asset Value, End of Period ............................    $7.36         $6.47         $5.50            $5.95         $7.16
                                                             ========     ========       ========         ========       =========

  Total Return(2) .........................................    17.05%        20.55%         3.61%           (0.75)%       37.71%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.25%         1.25%         1.25%         1.25%       1.25%

Ratio of Net Investment Income to Average Net Assets .........  2.24%        2.77%          3.16%         3.06%       3.27%

Portfolio Turnover Rate ......................................   139%         169%           141%          180%        158%

Net Assets, End of Period (in thousands) .................... $74,868      $27,887        $20,281       $12,251        $731

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      45

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                             Institutional Class

                                                                              2002          2001            2000         1999(1)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ....................................    $6.47         $5.50           $5.95          $6.96
                                                                           --------       --------        --------       --------

Income From Investment Operations

  Net Investment Income(2) ..............................................     0.19          0.20            0.22           0.07

  Net Realized and Unrealized Gain ......................................     0.92          0.95            0.03           0.06
                                                                           --------       --------        --------       --------

  Total From Investment Operations ......................................     1.11          1.15            0.25           0.13
                                                                           --------       --------        --------       --------

Distributions

  From Net Investment Income ............................................    (0.18)        (0.18)          (0.22)        (0.18)

  From Net Realized Gains ...............................................    (0.04)           --           (0.48)        (0.96)
                                                                           --------       --------       --------       --------

  Total Distributions ...................................................    (0.22)        (0.18)          (0.70)        (1.14)
                                                                           --------       --------       --------       --------

Net Asset Value, End of Period ..........................................    $7.36         $6.47           $5.50          $5.95
                                                                           ========       ========       ========       ========

  Total Return(3) .......................................................    17.40%        21.26%           4.09%         1.60%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .........................   0.80%         0.80%         0.80%       0.80%(4)

Ratio of Net Investment Income to Average Net Assets .....................    2.69%         3.22%         3.61%       1.61%(4)

Portfolio Turnover Rate ..................................................     139%          169%          141%        180%(5)

Net Assets, End of Period (in thousands) .................................  $65,738       $19,130      $13,716         $2,654

(1)  July 8, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 1999.

                                             See Notes to Financial Statements
 46          1-800-345-2021         See Glossary for a Definition of the Table

Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31

                                                                       C Class

                                                                        2002(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................   $6.89
                                                                       ---------

Income From Investment Operations

  Net Investment Income(2) ..........................................    0.07

  Net Realized and Unrealized Gain ..................................    0.50
                                                                       --------

  Total From Investment Operations ..................................    0.57
                                                                       --------

Distributions

  From Net Investment Income ........................................   (0.06)

  From Net Realized Gains ...........................................   (0.04)
                                                                       --------

  Total Distributions ...............................................   (0.10)
                                                                       --------

Net Asset Value, End of Period ......................................   $7.36
                                                                       ========

  Total Return(3) ...................................................    8.45%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                       2.00%(4)

Ratio of Net Investment Income to Average Net Assets                    1.36%(4)

Portfolio Turnover Rate                                                  139%(5)

Net Assets, End of Period (in thousands)                                 $3,960

(1)  July 13, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and do not reflect applicable sales charges. Total returns for periods  less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of  calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      47

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                              Investor Class

                                                                              2002          2001           2000          1999(1)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .....................................   $6.60         $5.04          $4.73          $5.00
                                                                           --------       --------       --------       --------

Income From Investment Operations

  Net Investment Income(2) ...............................................    0.02          0.07           0.05           0.03

  Net Realized and Unrealized Gain (Loss) ................................    2.20          1.74           0.60          (0.24)
                                                                           --------       --------       --------       --------

  Total From Investment Operations .......................................    2.22          1.81           0.65          (0.21)
                                                                           --------       --------       --------       --------

Distributions

  From Net Investment Income .............................................   (0.02)        (0.05)         (0.06)        (0.02)

  From Net Realized Gains ................................................   (0.18)        (0.20)         (0.28)        (0.04)
                                                                           --------       --------       --------       --------

  Total Distributions ....................................................   (0.20)        (0.25)         (0.34)        (0.06)
                                                                           --------       --------       --------       --------

Net Asset Value, End of Period ...........................................   $8.62         $6.60          $5.04          $4.73
                                                                           ========       ========       ========       ========

  Total Return(3) ........................................................   33.97%        36.51%         14.37%         (4.24)%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......................     1.25%         1.25%         1.25%       1.25%(4)

Ratio of Net Investment Income to Average Net Assets ....................     0.27%         1.10%         1.04%       1.02%(4)

Portfolio Turnover Rate .................................................       73%          144%          178%          153%

Net Assets, End of Period (in thousands) ..............................  $1,305,952      $225,517       $17,690       $11,410

(1)  July 31, 1998 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                            See Notes to Financial Statements
 48          1-800-345-2021        See Glossary for a Definition of the Table

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                                     Advisor Class

                                                                                            2002          2001         2000(1)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .................................................     $6.60         $5.04          $4.73
                                                                                         --------      --------       --------

Income From Investment Operations

  Net Investment Income(2) ...........................................................      --(3)         0.05           0.03

  Net Realized and Unrealized Gain ...................................................      2.21          1.75           0.29
                                                                                         --------      --------       --------

  Total From Investment Operations ...................................................      2.21          1.80           0.32
                                                                                         --------      --------       --------

Distributions

  From Net Investment Income .........................................................     (0.01)        (0.04)        (0.01)

  From Net Realized Gains ............................................................     (0.18)        (0.20)           --
                                                                                         --------      --------       --------

  Total Distributions ................................................................     (0.19)        (0.24)        (0.01)
                                                                                         --------      --------       --------

Net Asset Value, End of Period .......................................................     $8.62         $6.60         $5.04
                                                                                         ========      ========       ========

  Total Return(4) ....................................................................     33.74%        36.18%         6.86%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....................................      1.50%        1.50%       1.50%(5)

Ratio of Net Investment Income to Average Net Assets .................................      0.02%        0.85%       2.21%(5)

Portfolio Turnover Rate ..............................................................        73%         144%        178%(6)

Net Assets, End of Period (in thousands) .............................................   $182,986      $20,600           $91

(1)  December 31, 1999 (commencement of sale) through March 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount is less than $0.005.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com       49

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                            Institutional Class

                                                                              2002          2001         2000         1999(1)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ....................................    $6.61         $5.04         $4.74          $4.83
                                                                           --------       --------     --------       --------

Income From Investment Operations

  Net Investment Income(2) ..............................................     0.03          0.07          0.07          0.03

  Net Realized and Unrealized Gain (Loss) ...............................     2.20          1.76          0.58         (0.06)
                                                                           --------       --------     --------       --------

  Total From Investment Operations ......................................     2.23          1.83          0.65         (0.03)
                                                                           --------       --------     --------       --------

Distributions

  From Net Investment Income ............................................    (0.03)        (0.06)        (0.07)        (0.02)

  From Net Realized Gains ...............................................    (0.18)        (0.20)        (0.28)        (0.04)
                                                                           --------       --------     --------       --------

  Total Distributions ...................................................    (0.21)        (0.26)        (0.35)        (0.06)
                                                                           --------       --------     --------       --------

Net Asset Value, End of Period ..........................................    $8.63         $6.61         $5.04          $4.74
                                                                           ========       ========     ========       =========

  Total Return(3) .......................................................    34.11%        36.99%        14.39%         (0.60)%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .......................     1.05%         1.05%        1.05%       1.05%(4)

Ratio of Net Investment Income to Average Net Assets ....................     0.47%         1.30%        1.24%       1.22%(4)

Portfolio Turnover Rate .................................................       73%          144%         178%        153%(5)

Net Assets, End of Period (in thousands) ................................   $83,712        $8,593       $2,359          $986

(1)  October 26, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended March 31, 1999.

                                           See Notes to Financial Statements
 50          1-800-345-2021       See Glossary for a Definition of the Table

Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31

                                                                       C Class

                                                                        2002(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period                                     $7.57
                                                                       --------

Income From Investment Operations

  Net Investment Loss(2)                                                 (0.05)

  Net Realized and Unrealized Gain                                        1.23
                                                                       --------

  Total From Investment Operations                                        1.18
                                                                       --------

Distributions

  From Net Investment Income                                                --

  From Net Realized Gains                                                (0.16)
                                                                       --------

  Total Distributions                                                    (0.16)
                                                                       --------

Net Asset Value, End of Period                                           $8.59
                                                                       ========

  Total Return(3)                                                        15.80%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....................  2.25%(4)

Ratio of Net Investment Loss to Average Net Assets ................... 0.78)%(4)

Portfolio Turnover Rate ..............................................    73%(5)

Net Assets, End of Period (in thousands) .............................   $3,997

(1)  June 1, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any, and do not reflect applicable sales charges. Total returns for periods  less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of  calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      51

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                                      Investor Class

                                                                                            2002            2001         2000(1)
====================================================================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................................................    $5.08           $4.59         $5.00
                                                                                         --------         --------       --------

Income From Investment Operations

  Net Investment Income(2) ............................................................     0.07            0.08          0.05

  Net Realized and Unrealized Gain (Loss) .............................................     0.45            0.48         (0.41)
                                                                                         --------         --------       --------

  Total From Investment Operations ....................................................     0.52            0.56         (0.36)
                                                                                         --------         --------       --------

Distributions

  From Net Investment Income ..........................................................    (0.07)          (0.07)        (0.05)

  From Net Realized Gains                                                                     --              --            --
                                                                                         --------        --------       --------

  Total Distributions .................................................................    (0.07)          (0.07)        (0.05)
                                                                                         --------        --------       --------

Net Asset Value, End of Period ........................................................    $5.53           $5.08         $4.59
                                                                                         ========        ========       ========

  Total Return(3)                                                                          10.20%          12.38%        (7.22)%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....................................     0.90%           0.90%      0.90%(4)

Ratio of Net Investment Income to Average Net Assets ..................................     1.34%           1.62%      1.72%(4)

Portfolio Turnover Rate ...............................................................       34%             55%           51%

Net Assets, End of Period (in thousands) ..............................................   $69,961         $19,348       $12,671

(1)  July 30, 1999 (inception) through March 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                            See Notes to Financial Statements
 52          1-800-345-2021        See Glossary for a Definition of the Table

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                               Advisor Class

                                                            2002        2001(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................   $5.08          $4.69
                                                         --------       --------

Income From Investment Operations

  Net Investment Income(2) .............................    0.06           0.03

  Net Realized and Unrealized Gain .....................    0.44           0.39
                                                         --------       --------

  Total From Investment Operations .....................    0.50           0.42
                                                         --------       --------

Distributions

  From Net Investment Income ...........................   (0.05)        (0.03)

  From Net Realized Gains ..............................      --            --
                                                         --------       --------

  Total Distributions ..................................   (0.05)        (0.03)
                                                         --------       --------

Net Asset Value, End of Period .........................   $5.53          $5.08
                                                         ========       ========

  Total Return(3) ......................................    9.93%         8.94%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......... 1.15%      1.15%(4)

Ratio of Net Investment Income to Average Net Assets ...... 1.09%      1.53%(4)

Portfolio Turnover Rate ...................................   34%        55%(5)

Net Assets, End of Period (in thousands) ..................    $6         $121

(1)  October 26, 2000 (commencement of sale) through March 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      53

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                             Institutional Class

                                                                        2002(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .................................   $5.44
                                                                       --------

Income From Investment Operations

  Net Investment Income(2) ...........................................    0.06

  Net Realized and Unrealized Gain ...................................    0.08
                                                                       --------

  Total From Investment Operations ...................................    0.14
                                                                       --------

Distributions

  From Net Investment Income .........................................   (0.05)

  From Net Realized Gains ............................................      --
                                                                       --------

  Total Distributions ................................................   (0.05)
                                                                       --------

Net Asset Value, End of Period .......................................   $5.53
                                                                       ========

  Total Return(3)                                                         2.69%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..................... 0.70%(4)

Ratio of Net Investment Income to Average Net Assets .................. 1.74%(4)

Portfolio Turnover Rate ...............................................   34%(5)

Net Assets, End of Period (in thousands) ..............................  $2,632

(1)  August 10, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2002.

                                            See Notes to Financial Statements
 54          1-800-345-2021        See Glossary for a Definition of the Table

Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                       C Class

                                                                        2002(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ................................    $5.14
                                                                       --------

Income From Investment Operations

  Net Investment Income(2) ..........................................     0.01

  Net Realized and Unrealized Gain ..................................     0.39
                                                                       --------

  Total From Investment Operations ..................................     0.40
                                                                       --------

Distributions

  From Net Investment Income ........................................    (0.01)

  From Net Realized Gains ...........................................       --
                                                                       --------

  Total Distributions ...............................................    (0.01)
                                                                       --------

Net Asset Value, End of Period ......................................    $5.53
                                                                       ========

  Total Return(3) ...................................................     7.78%
================================================================================

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..................... 1.90%(4)

Ratio of Net Investment Income to Average Net Assets .................. 0.33%(4)

Portfolio Turnover Rate ................................................  34%(5)

Net Assets, End of Period (in thousands) ...............................   $257

(1)  November 7, 2001 (commencement of sale) through March 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table     www.americancentury.com      55

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Capital Portfolios, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Fund, Equity Income Fund, Small
Cap Value Fund, and Large Cap Value Fund, (collectively the "Funds"), four of the funds comprising American Century Capital Portfolios, Inc., as of March 31,
2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the respective financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Value
Fund, Equity Income Fund, Small Cap Value Fund, and Large Cap Value Fund as of
March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

 56      1-800-345-2021

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the funds.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------

DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
-------------------------------------------------------------------------------

GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                              www.americancentury.com      57

Management
--------------------------------------------------------------------------------

                                                                    (Continued)

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS

WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
-------------------------------------------------------------------------------

ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

 58      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are  available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the  C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                              www.americancentury.com      59

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

     American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, Small
Cap Value, and Large Cap Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value.
Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all four funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap
600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

     AMERICAN CENTURY LARGE CAP VALUE seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow and reasonable growth prospects, and appear to be undervalued at the time of purchase.  It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

[left margin]

PORTFOLIO MANAGERS
  Value and Equity Income
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA
================================================================================
  Small Cap Value
       TODD VINGERS, CFA
       BEN GIELE, CFA
================================================================================
  Large Cap Value
       MARK MALLON, CFA
       CHARLES RITTER, CFA

 60      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

                                                                    (Continued)

    THE S&P MIDCAP 400/BARRA VALUE is a capitalization weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratio's and, in general, share other characteristics associated with value-style stocks.

    THE S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The
S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

    THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

    THE LIPPER LARGE CAP GROWTH FUND INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Large Cap Growth investment objective, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

    THE LIPPER LARGE CAP VALUE FUND INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Large Cap Value investment objective, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

    THE LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by
Lipper Inc., that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

    THE RUSSELL 1000(reg.sm) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

    THE RUSSELL 1000(reg.sm) GROWTH INDEX contains securities with a greater than average growth orientation, and generally higher price-to-book and price-earnings ratios. Average market capitalization is $4.1 billion.

    THE RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                             www.americancentury.com      61

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 40-55.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.7 billion. This is Lipper's market capitalization breakpoint as of
March 31, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.6 billion and $10.7 billion. This is
Lipper's market  capitalization breakpoint as of March 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index  generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.6 billion. This is Lipper's market capitalization breakpoint as of March 31, 2002, although it may be  subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 62      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                              www.americancentury.com      63

Notes
--------------------------------------------------------------------------------

 64      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0205                                 American Century Investment Services, Inc.
SH-ANN-29461S                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

Real Estate

March 31, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended March 31, 2002, saw historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. But as tumultuous as conditions have been since last September, they could have been much worse. September 11 reawakened
America's "can do" spirit, triggering a flurry of activity that propped up the financial markets and re-ignited the economy. For its part, the Federal Reserve cut short-term interest rates to a 40-year low, which boosted the economy.

     Amid all this turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     Of course, some change is inevitable. To better meet the needs and demands of investors, eliminate some redundancies in our fund family, and concentrate the efforts of our investment teams, we combined and redefined some of our fixed-income portfolios.

     We're also working hard to provide you with the important investment information you need more efficiently and cost-effectively. We're putting increasing emphasis on quarterly fund commentaries, which should be available on our Web site (www.americancentury.com) within three weeks after each calendar quarter end. Quarterly reporting on the Web -- in addition to the annual and semiannual report mailings -- should help provide you with useful information in a more timely fashion.

     We appreciate your continued confidence in American Century, especially during these turbulent times. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.           /s/James E. Stowers III

James E. Stowers, Jr.              James E. Stowers III
Founder and Chairman               Co-Chairman of the Board

[right margin]

   Market Perspective .....................................................    2
REAL ESTATE

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
   in Net Assets ..........................................................    9
   Notes to Financial
   Statements .............................................................   10
   Financial Highlights ...................................................   14
   Independent
   Auditors' Report .......................................................   17
OTHER INFORMATION
   Management .............................................................   18
   Share Class and Retirement
   Account Information ....................................................   20
   Background Information
      Investment Philosophy

                                                  www.americancentury.com      1

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

PERFORMANCE OVERVIEW

     The year ended March 31, 2002, was  a rewarding one for investors in real estate investment trusts (REITs). As the economy swung from a sharp slowdown to the early stages of recovery, the  broader U.S. stock market posted flat returns, but REITs soared to gains of  better than 20% thanks to strong investor demand and high dividend yields.

WILD RIDE FOR STOCKS

     The past year was a roller-coaster ride for stock investors, but when all was said and done, the market ended about where it started. Stocks fell in the first six months of the period as an abrupt  economic slowdown crimped corporate profits. The tragic events of September 11 only made things worse, accelerating the stock market downturn and pushing the economy into recession.

     But the market proved to be resilient, surging during the last three months of 2001 as investors grew optimistic about the prospects of an economic recovery. Although further  evidence of a burgeoning  economic turnaround appeared in the first quarter of 2002, stocks languished amid questionable accounting practices and high-profile bankruptcies.

SMOOTH RIDE FOR REITS

     REITs, on the other hand, rose  relatively consistently during the past year, continuing a rally that began in early 2000. With their relatively steady cash flows and high dividend yields, REITs attracted investors looking  for stability in a cautious, uncertain environment.

     REIT earnings also held up better than the broader market despite the economic slowdown. In general, long-term leases allow REITs to maintain their earnings longer than other sectors of the economy during a downturn. With a few exceptions, dividends in the REIT sector also remained intact and healthy; on average, REIT dividends increased in calendar 2001.

REITS GO MAINSTREAM

     In October, Equity Office Properties Trust became the first REIT to join the S&P 500, and Equity Residential Properties Trust followed in December. In addition, several other REITs were added to S&P's small- and mid-cap indices.
Inclusion in major stock indices such as these indicates a greater acceptance of
REITs among mainstream investors, as well as more credibility and visibility in the financial markets.

SECTOR PERFORMANCE

     Every REIT subsector posted double-digit gains over the past year.
Self-storage REITs, which are widely considered to be recession-resistant investments, were the top performers. Retailers, such as shopping malls and outlet centers, also fared well as consumer spending carried the economy through the recession.

     Hotel REITs suffered the most in the wake of September 11, but a rebound in travel and tourism helped hotels stage a healthy comeback in the last six months.

[left margin]

"REITs rose relatively consistently during the  past year, continuing a rally that began in early 2000."

MARKET RETURNS

FOR THE 12 MONTHS ENDED MARCH 31, 2002

S&P 500                                0.21%
MORGAN STANLEY REIT                   22.79%
NASDAQ COMPOSITE                       0.61%

Source: Lipper Inc.

These indices represent the performance of the broad market, as well as the sector.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED MARCH 31, 2002

2      1-800-345-2021

ACRE--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2002

                      INVESTOR CLASS           ADVISOR CLASS             INSTITUTIONAL CLASS
                  (INCEPTION 9/21/95)(1)    (INCEPTION 10/6/98)          (INCEPTION 6/16/97)
                  ----------------------    -------------------          -------------------

                  ACRE        MORGAN         ACRE         MORGAN          ACRE        MORGAN
                           STANLEY REIT                STANLEY REIT                  STANLEY REIT

6 MONTHS(2) .... 12.43%       13.65%         12.29%       13.65%         12.53%        13.65%

1 YEAR ......... 20.23%       22.79%         19.93%       22.79%         20.45%        22.79%
=======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... 15.54%      15.82%         15.26%       15.82%         15.80%        15.82%
5 YEARS .........  7.88%       7.78%           --           --              --            --
LIFE OF FUND .... 13.15%    11.83%(3)        13.74%     11.15%(4)         7.92%       7.11%(5)

(1)  The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor.
That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 9/30/95, the date nearest the class's inception for which data are available.

(4)  Since 9/30/98, the date nearest the class's inception for which data are available.

(5)  Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 20-22 for information about share classes, the Morgan Stanley REIT
Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Morgan Stanley REIT Index is provided for comparison in each graph. The index returns in both graphs are since 9/30/95, the date nearest the Investor Class's inception for which data are available. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER OR LIFE OF FUND (PERIODS ENDED MARCH 31)

* Fund performance from 9/21/95, Index performance from 9/30/95, the date nearest the class's inception for which data are available. Not annualized.

                                                  www.americancentury.com      3

ACRE--Performance Review
--------------------------------------------------------------------------------

[photo of Scott Blasdell]

A commentary from Scott Blasdell, portfolio manager on the American Century
Real Estate (ACRE) fund investment team.

PERFORMANCE SUMMARY

     The ACRE fund performed very well during its fiscal year ended March 31,
2002, returning 20.23%*. The fund trailed its benchmark, the Morgan Stanley REIT
Index, which returned 22.79%, but it  outperformed the 19.95% average return of the 155 real estate funds tracked by Lipper Inc., as well as the 0.21% return of the S&P 500, a broad stock market  measure. (See the previous page for additional performance information.)

PLAYING DEFENSE

     For most of the fiscal year, the ACRE portfolio was positioned defensively, emphasizing high-quality companies with better-than-average balance sheets and strong management teams. These REITs were likely to hold up best during an economic downturn, and they would also be able to take advantage of any acquisition opportunities resulting from financial distress.

     Some examples from the portfolio included Weingarten Realty (+30%  during the fiscal year), which owns neighborhood shopping centers anchored by grocery or drug stores; Home Properties of New York (+30%), an apartment REIT based in the Northeast; and Mission West Properties (+11%), an office building owner with one of the best balance sheets in the REIT sector.

     Although this was a favorable  strategy, it wasn't as successful as it could have been. For one thing, the REIT sector came through the recession with few financial problems, so there were no "fire sales" of property from distressed sellers. In addition, many new investors in the REIT market were looking at dividend yields instead of balance sheets. The low interest rate environment led investors to seek out REITs with high dividend yields, even though many of these companies had weak balance sheets and poor long-term growth prospects. Unfortunately, our avoidance of these stocks was one  reason ACRE underperformed its benchmark.

SHIFTING TOWARD GROWTH

     In the past few months, we've started to unwind our defensive position, moving instead toward an emphasis on REITs that will benefit the most from an economic rebound.

     Hotel REITs are one example. They respond quickly to a growing economy because they can raise room rates immediately, whereas most other  property types are locked into longer-term leases. We reduced our hotel  holdings significantly after September 11, but we've recently moved back to a neutral position. Our purchases have focused on companies that own  tourist-oriented hotels, such as Winston Hotels (+23%) and Equity Inns (+11%),

[left margin]

PORTFOLIO AT A GLANCE
                                                3/31/02           3/31/01
NO. OF COMPANIES                                  44                38
MEDIAN REIT
   FFO* RATIO                                     9.5               8.5
MEDIAN MARKET                                    $1.62             $1.30
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $3.42             $2.72
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                               156%              242%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.20%             1.19%

FUND ALLOCATION
================================================================================
                                                          AS OF MARCH 31, 2002
 OFFICE MANAGEMENT                                             28.8%
 MULTI-FAMILY RESIDENTIAL                                      22.9%
 OTHER(1)                                                      14.9%
 REGIONAL MALLS                                                13.5%
 NEIGHBORHOOD & COMMUNITY
    SHOPPING CENTERS                                            8.5%
 HOTELS                                                         6.0%
 INDUSTRIAL                                                     5.4%

[graphic of pie chart]

*Funds from operations

(1)    Includes temporary cash investments

Investment terms are defined in the Glossary on pages 22-23.

* All fund returns referenced in this review are for Investor Class shares.

4      1-800-345-2021

ACRE--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     because leisure travel has rebounded faster than business travel.

     We have also been bargain-hunting among apartment REITs. The past year was an unusual one for apartment REITs--they usually perform well in a recession because more people tend  to rent than buy. However, thanks to  low mortgage rates, home buying remained strong throughout the past year, taking potential renters out of the apartment market. Like hotels, though, apartments have relatively short leases (typically a year or less), so they can raise rents relatively quickly as the  economy strengthens.

     Our largest apartment holdings include Archstone-Smith Trust (+16%) and
United Dominion Realty Trust (+35%). Archstone-Smith, created when Archstone
Communities acquired Charles E. Smith Residential last year, should see better revenue growth from the combined portfolio of properties. United Dominion is a turnaround story--a new management team took over in early 2001 and successfully improved the company's bottom line.

     Retailers should also benefit from a stronger economy and sustained consumer spending. One of our top  performing holdings is Chelsea Property Group
(+37%), which owns factory outlet centers. The company  has taken advantage of missteps by competitors to dominate its industry, and it has also successfully introduced outlet centers in Japan.

PICKING AMONG OFFICE REITS

     Office REITs, ACRE's largest industry holding, were hit hard by the recent recession. Vacancy rates increased as job losses and spending cutbacks reduced demand for office space. As a result, careful stock selection has become increasingly important in this area.

     One of our largest office holdings is Highwoods Properties (+25%), which owns suburban office buildings in the Southeast. This may seem like a surprising overweight because job losses have been especially severe and supply constraints are limited in this region of the country. However, we believe the stock is a substantial bargain, trading at an extreme discount to the rest of the office management group.

     Prentiss Properties Trust (+29%), another suburban-based office REIT, was the biggest overweight in the  fund during the past year. Prentiss  has a strong balance sheet, a good management team, and a higher-than-average dividend yield.

OUTLOOK

     On average, REITs are currently  trading at a 5-10% premium to the value of their underlying properties--the first time that's happened since 1998. In addition, the prospect of rising interest rates later this year will likely narrow the gap between bond yields and REIT dividend yields, leading some income-oriented REIT investors to shift back into bonds.

     As a result, we don't expect a continuation of the 20% annual REIT returns that we've seen in the last couple of years. However, we don't anticipate a decline in the sector, either. With most of the price appreciation behind us, dividends are likely to make up a larger portion of REIT returns going forward.

[right margin]

TOP TEN HOLDINGS

                                                 % OF FUND INVESTMENTS

                                                AS OF              AS OF
                                               3/31/02             9/30/01

EQUITY OFFICE
     PROPERTIES TRUST                            7.1%            10.3%
ARCHSTONE-
     SMITH TRUST(1)                              5.9%             3.8%
APARTMENT INVESTMENT
     AND MANAGEMENT CO.                          5.2%             2.9%
PROLOGIS TRUST                                   5.1%             5.9%
ROUSE COMPANY                                    4.2%             0.6%
GENERAL GROWTH
     PROPERTIES, INC.                            4.1%             4.4%
UNITED DOMINION
     REALTY TRUST, INC.                          4.1%             4.0%
PRENTISS
     PROPERTIES TRUST                            3.6%             3.6%
HIGHWOODS
     PROPERTIES, INC.                            3.5%             3.9%
BOSTON PROPERTIES INC.                           3.3%              --

(1) Formerly Archstone Communities Trust

YIELD AS OF MARCH 31, 2002
                                                     30-DAY SEC YIELD
INVESTOR CLASS                                                  4.80%
ADVISOR CLASS                                                   4.55%
INSTITUTIONAL CLASS                                             5.01%

                                                  www.americancentury.com      5

ACRE--Schedule of Investments
--------------------------------------------------------------------------------
MARCH 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS - 91.0%

DIVERSIFIED COMPANIES - 2.2%

   148,300  Developers Diversified Realty Corp.                   $   3,114,300
                                                                 ---------------
HOTELS - 6.0%
    17,100  Boykin Lodging Co.                                          159,030
   131,200  Equity Inns Inc.                                          1,049,600
    16,200  Extended Stay America, Inc.(1)                              281,880
    42,700  Hilton Hotels Corporation                                   610,610
    64,100  Hospitality Properties Trust                              2,200,553
    48,500  Host Marriott Corp.                                         579,575
    72,400  Innkeepers USA Trust                                        821,740
    33,500  Marriott International, Inc. Cl A                         1,505,825
    43,400  RFS Hotel Investors Inc.                                    637,980
    88,500  Winston Hotels Inc.                                         831,900
                                                                 ---------------
                                                                      8,678,693
                                                                 ---------------
INDUSTRIAL - 5.4%
    32,600  Mid-Atlantic Realty Trust                                   498,780
   310,710  Prologis Trust                                            7,255,079
                                                                 ---------------
                                                                      7,753,859
                                                                 ---------------
MULTI-FAMILY RESIDENTIAL - 22.9%
    13,300  Amli Residential Properties Trust                           335,426
   154,800  Apartment Investment and
               Management Co.                                         7,487,676
   314,930  Archstone-Smith Trust                                     8,436,974
    47,200  Chateau Communities, Inc.                                 1,356,056
   125,644  Equity Residential Properties Trust                       3,611,009
   123,300  Home Properties of New York, Inc.                         4,247,685
    29,600  Summit Properties Inc.                                      725,200
   370,300  United Dominion Realty Trust, Inc.                        5,865,552
    62,100  Urstadt Biddle Properties Inc.                              678,753
                                                                 ---------------
                                                                     32,744,331
                                                                 ---------------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS - 8.5%
   133,250  Kimco Realty Corporation                                  4,357,275
    58,100  Pennsylvania Real Estate
               Investment Trust                                       1,481,550
    37,100  Regency Centers Corp.                                     1,076,642
    89,900  Vornado Realty Trust                                      3,969,984
    26,600  Weingarten Realty Investors                               1,367,240
                                                                 ---------------
                                                                     12,252,691
                                                                 ---------------
OFFICE MANAGEMENT - 28.8%
   163,500  Arden Realty, Inc.                                        4,643,400
   121,000  Boston Properties Inc.                                    4,773,450
   149,300  CarrAmerica Realty Corp.                                  4,689,513
    55,950  Cousins Properties Inc.                                   1,457,498
   338,248  Equity Office Properties Trust                           10,144,057
    44,700  Getty Realty Corp.                                          840,360
   180,000  Highwoods Properties, Inc.                                5,056,200
    25,400  Kilroy Realty Corp.                                         716,534

Shares                                                                  Value
--------------------------------------------------------------------------------
   175,600  Prentiss Properties Trust                            $    5,183,712
    28,800  SL Green Realty Corp.                                       967,680
   219,831  Ventas, Inc.                                              2,780,862
                                                                 ---------------
                                                                     41,253,266
                                                                 ---------------
REGIONAL MALLS - 13.5%
    86,000  Chelsea Property Group Inc.                               4,647,440
   133,600  General Growth Properties, Inc.                           5,905,120
   193,600  Rouse Company                                             5,997,728
    87,400  Simon Property Group, Inc.                                2,851,862
                                                                 ---------------
                                                                     19,402,150
                                                                 ---------------
STORAGE -- 3.7%
    20,660  CenterPoint Properties Corp.                              1,116,673
   112,048  Public Storage, Inc.                                      4,146,896
                                                                 ---------------
                                                                      5,263,569
                                                                 ---------------
TOTAL COMMON STOCKS                                                 130,462,859
                                                                 ---------------
   (Cost $112,091,842)
================================================================================
 TEMPORARY CASH INVESTMENTS - 9.0%
       Repurchase Agreement, Credit Suisse First
              Boston, Inc., (U.S. Treasury obligations), in a
              joint trading account at 1.82%,
              dated 3/28/02, due 4/1/02
              (Delivery value $7,001,416)                             7,000,000
       Repurchase Agreement, Goldman Sachs &
              Co., Inc., (U.S. Treasury obligations),
              in a joint trading account at 1.80%,
              dated 3/28/02, due 4/1/02
              (Delivery value $5,901,180)                             5,900,000
                                                                 ---------------
TOTAL TEMPORARY CASH INVESTMENTS                                     12,900,000
                                                                 ---------------
   (Cost $12,900,000)
TOTAL INVESTMENT SECURITIES - 100.0%                               $143,362,859
                                                                 ===============
   (Cost $124,991,842)

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing.

6          1-800-345-2021                     See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
MARCH 31, 2002

ASSETS
Investment securities, at value (cost of $124,991,842) (Note 6) ... $143,362,85
Receivable for investments sold ...................................   1,229,656
Receivable for capital shares sold ................................     219,819
Dividends and interest receivable .................................     678,645
                                                                   -------------

                                                                    145,490,979
                                                                   -------------
================================================================================
LIABILITIES
Disbursements in excess of demand deposit cash .....................    190,913
Payable for investments purchased. .................................  4,443,494
Accrued management fees (Note 2) ...................................    130,092
Distribution fees payable (Note 2) .................................      3,430
Service fees payable (Note 2) ......................................      3,430
Dividends payable ..................................................     56,914
Payable for directors' fees and expenses (Note 2) . ................        149
                                                                   -------------
                                                                      4,828,422
                                                                   -------------

Net Assets ....................................................... $140,662,557
                                                                   =============
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................  $144,399,21
Undistributed net investment income ..............................       56,619
Accumulated net realized loss on investment transactions .........  (22,164,294
Net unrealized appreciation on investments (Note 6) ..............   18,371,017
                                                                   -------------
                                                                   $140,662,557
                                                                   =============
Investor Class, $0.01 Par Value
Net assets .......................................................  $107,599,33
Shares outstanding ...............................................    6,635,627
Net asset value per share ........................................       $16.22

Advisor Class, $0.01 Par Value
Net assets .......................................................  $16,758,611
Shares outstanding ...............................................    1,033,349
Net asset value per share ........................................       $16.22

Institutional Class, $0.01 Par Value
Net assets .......................................................  $16,304,607
Shares outstanding ...............................................    1,004,681
Net asset value per share ........................................       $16.23

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME
Income:
Dividends ................................................      $   7,071,416
Interest .................................................            139,461
                                                                  --------------
                                                                    7,210,877
                                                                  --------------
Expenses (Note 2):
Management fees ..........................................          1,292,609
Distribution fees -- Advisor Class .......................             30,944
Service fees -- Advisor Class ............................             30,944
Directors' fees and expenses .............................              1,573
                                                                   -------------
                                                                    1,356,070
                                                                   -------------

Net investment income ....................................          5,854,807
                                                                   -------------
================================================================================

REALIZED AND UNREALIZED GAIN

Net realized gain on investment transactions (Note 3) ............    4,137,647
Change in net unrealized appreciation on investments (Note 6) ....   10,465,945
                                                                   -------------
Net realized and unrealized gain .................................   14,603,592
                                                                   -------------
Net Increase in Net Assets Resulting from Operations .............  $20,458,399
                                                                   =============

                                              See Notes to Financial Statements

8          1-800-345-2021             See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
YEARS ENDED MARCH 31, 2002 AND MARCH 31, 2001

Increase in Net Assets

                                                                                  2002                 2001
                                                                                  ----                 ----
OPERATIONS
Net investment income .................................................      $  5,854,807         $   5,702,795
Net realized gain .....................................................         4,137,647             8,291,009
Change in net unrealized appreciation .................................        10,465,945             8,856,825
                                                                         -----------------    ------------------
Net increase in net assets resulting from operations ..................        20,458,399            22,850,629
                                                                         -------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ......................................................        (3,378,948)          (3,674,453)
  Advisor Class .......................................................          (442,585)            (301,315)
  Institutional Class .................................................          (545,199)            (629,054)
                                                                         ------------------   ------------------
Decrease in net assets from distributions .............................        (4,366,732)          (4,604,822)
                                                                         ------------------   -------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets from capital share transactions .        28,359,185          (16,656,065)
                                                                         ------------------   --------------------

Net increase in net assets ............................................        44,450,852            1,589,742
NET ASSETS
Beginning of period ...................................................        96,211,705           94,621,963
                                                                         ------------------   --------------------
End of period .........................................................      $140,662,557          $96,211,705
                                                                         ==================   =====================

Undistributed net investment income ...................................           $56,619              $82,246
                                                                         ==================   =====================

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc.  (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the
1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the fund as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States  of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the  following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a  principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing  service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are  determined on the identified cost basis, which is also used for  federal and state income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into  repurchase agreements with institutions that the fund's  investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the  repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having  management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are  collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the fund to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to  shareholders are recorded on the ex-dividend date.  Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are  generally declared and paid annually.

10      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES-- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except  brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary  expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's daily pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class of the fund is as follows:

                                INVESTOR CLASS    ADVISOR CLASS    INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
$0 to $100,000,000 ..............  1.20%               0.95%               1.00%
Over $100,000,000 ...............  1.15%               0.90%               0.95%

    ACIM has a Sub-advisory Agreement with J.P. Morgan Investment Management
(JPMIM) (see Related Parties) on behalf of the fund. The sub-advisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the
Board of Directors. ACIM pays all costs associated with retaining JPMIM as the sub-advisor of the fund.

    DISTRIBUTION AND SERVICE FEES-- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides  compensation for shareholder and administrative services  rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan by the Advisor
Class,  during the year ended March 31, 2002, are detailed in the Statement of
Operations.

    RELATED PARTIES-- During the fiscal year ended March 31, 2002, the fund invested in a money market fund for temporary  purposes that was managed by
JPMIM. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM (See Note 5).

    Certain officers and directors of the corporation are also  officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
ACIS, and the corporation's transfer agent, American Century Services
Corporation.

3. INVESTMENT TRANSACTIONS

  Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2002, were $191,700,091 and
$168,214,456, respectively.

                                                  www.americancentury.com     11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 2002
4. CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the fund were as follows:

                                                          SHARES                AMOUNT
                                                          ------                ------
INVESTOR CLASS
Shares Authorized ...................................   50,000,000
                                                       =============
Year ended March 31, 2002
Sold ................................................    5,162,838           $78,103,768
Issued in reinvestment of distributions .............      205,999             3,111,215
Redeemed ............................................   (4,074,129)          (60,735,695)
                                                     -----------------   ----------------------
Net increase ........................................    1,294,708           $20,479,288
                                                     =================   ======================

Year ended March 31, 2001
Sold ................................................    8,980,231          $114,843,954
Issued in reinvestment of distributions .............      255,071             3,442,824
Redeemed ............................................  (10,179,667)         (131,467,654)
                                                     -----------------   ----------------------
Net decrease ........................................     (944,365)       $  (13,180,876)
                                                     =================   ======================
ADVISOR CLASS
Shares Authorized ...................................   12,500,000
                                                       =============
Year ended March 31, 2002
Sold ................................................      634,818            $9,558,522
Issued in reinvestment of distributions .............       28,465               430,179
Redeemed ............................................     (275,969)           (4,118,071)
                                                     -----------------   ----------------------
Net increase ........................................      387,314            $5,870,630
                                                     =================   ======================
Year ended March 31, 2001
Sold ................................................      464,316            $6,029,093
Issued in reinvestment of distributions .............       21,221               287,758
Redeemed ............................................     (295,422)           (3,712,092)
                                                     -----------------   ----------------------
Net increase ........................................      190,115            $2,604,759
                                                     =================   ======================
============================================================================================
INSTITUTIONAL CLASS
Shares Authorized ...................................   12,500,000
                                                       =============
Year ended March 31, 2002
Sold ................................................      654,076            $9,916,640
Issued in reinvestment of distributions .............       36,028               545,199
Redeemed ............................................     (569,702)          (8,452,572)
                                                     -----------------   ----------------------
Net increase ........................................      120,402            $2,009,267
                                                     =================   ======================

Year ended March 31, 2001
Sold ................................................      629,583            $7,677,465
Issued in reinvestment of distributions .............       44,204               596,170
Redeemed ............................................   (1,105,318)         (14,353,583)
                                                     -----------------  ----------------------
Net decrease ........................................     (431,531)         $(6,079,948)
                                                     =================   ======================

12          1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 2002

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,0000,000 effective December 18, 2001. The fund may borrow money for temporary or  emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line  during the year ended March 31, 2002.

6. FEDERAL TAX INFORMATION

  The tax character of distributions paid during the years ended March 31, 2002 and March 31, 2001 was as follows:

                                                          2002            2001
================================================================================
DISTRIBUTIONS PAID FROM
Ordinary Income ...................................... $4,366,732     $4,604,822
Long-Term Capital Gain ...............................     --             --

  As of March 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
Federal tax cost of investments ..................................  $125,599,64
                                                                   =============
Gross tax appreciation on investments ............................  $17,787,334
Gross tax depreciation on investments ............................      (24,124)
                                                                   -------------
Net tax appreciation (depreciation) on investments ...............  $17,763,210
                                                                   =============
Undistributed ordinary income ....................................      $56,619
Undistributed long-term gain (capital loss carryover) ............ $(21,556,490)

    The character of distributions made during the year from net investment income or net realized gains may differ from their  ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and  tax purposes, and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

    CAPITAL LOSS CARRYOVERS - At March 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $21,556,490
(expiring in 2007 through 2009), which may be used to offset future taxable realized gains.

7. OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    For corporate taxpayers, 2.51% of the ordinary income  distributions paid during the fiscal year ended March 31, 2002, qualify for the corporate dividends received deduction.

                                                  www.americancentury.com     13

ACRE--Financial Highlights
--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                 Investor Class

                                                     2002          2001          2000          1999          1998(1)        1997
====================================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .............  $14.00        $11.74        $12.10        $16.12         $16.06         $12.29

Income From Investment Operations
  Net Investment Income(2) .......................    0.78          0.71          0.74          0.73           0.25           0.67
  Net Realized and Unrealized Gain (Loss) ........    2.00          2.14         (0.41)        (4.09)          0.26           4.13

  Total From Investment Operations ...............    2.78          2.85          0.33         (3.36)          0.51           4.80

Distributions
  From Net Investment Income .....................   (0.56)        (0.59)        (0.69)        (0.54)         (0.18)        (0.48)
  From Net Realized Gains                               --            --            --         (0.12)         (0.27)        (0.55)

  Total Distributions ............................   (0.56)        (0.59)        (0.69)        (0.66)         (0.45)        (1.03)

Net Asset Value, End of Period ...................   $16.22        $14.00        $11.74        $12.10        $16.12        $16.06

  Total Return(3) ................................   20.23%        24.57%         2.87%        (21.04)%        3.26%        40.69%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ... 1.20%         1.19%         1.20%           1.20%        1.15%(4)      1.17%
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(5) ...... 1.20%         1.19%         1.20%           1.20%        1.20%(4)      1.82%
Ratio of Net Investment Income to
Average Net Assets .................................. 5.18%         5.32%         5.95%           5.41%        3.75%(4)      4.48%
Ratio of Net Investment Income to
Average Net Assets (before expense waivers
and reimbursements)(5) .............................. 5.18%         5.32%         5.95%           5.41%        3.70%(4)      3.84%
Portfolio Turnover Rate .............................  156%          242%          102%             66%            28%         69%

Net Assets, End of Period (in thousands) ........  $107,599       $74,776       $73,812        $110,285      $135,922      $76,932

(1)  The period ended March 31, 1998 represents a five month reporting period.
The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  During a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the class. Also, prior to the unified management fee structure, effective July 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

                                              See Notes to Financial Statements

14          1-800-345-2021            See Glossary for a Definition of the Table

ACRE--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                                Advisor Class
                                                                              2002          2001           2000         1999(1)
====================================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .....................................  $14.00        $11.74         $12.10         $12.22

Income From Investment Operations
  Net Investment Income(2) ...............................................    0.74          0.68           0.75           0.43
  Net Realized and Unrealized Gain (Loss) ................................    2.00          2.14          (0.45)         (0.15)

  Total From Investment Operations .......................................    2.74          2.82           0.30           0.28

Distributions
  From Net Investment Income .............................................   (0.52)        (0.56)         (0.66)         (0.28)
  From Net Realized Gains                                                       --           --             --           (0.12)

  Total Distributions ....................................................   (0.52)        (0.56)         (0.66)         (0.40)

Net Asset Value, End of Period ...........................................  $16.22        $14.00         $11.74         $12.10

  Total Return(3) ........................................................   19.93%        24.28%          2.62%          2.25%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ........................    1.45%         1.44%          1.45%       1.45%(4)
Ratio of Net Investment Income to Average Net Assets .....................    4.93%         5.07%          5.70%       5.16%(4)
Portfolio Turnover Rate ..................................................     156%          242%           102%         66%(5)
Net Assets, End of Period (in thousands) .................................  $16,759        $9,046         $5,353          $449

(1)  October 6, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using averages shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the year ended March 31, 1999.

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com    15

ACRE--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                              Institutional
Class
                                                       2002          2001          2000          1999          1998(1)       1997(2)
====================================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............  $14.01        $11.75        $12.11        $16.12         $16.06         $14.24

Income From Investment Operations
  Net Investment Income(3) ........................    0.80          0.73          0.75          0.78           0.26           0.28
  Net Realized and Unrealized Gain (Loss) .........    2.01          2.15         (0.38)        (4.09)          0.26           1.63

  Total From Investment Operations ................    2.81          2.88          0.37         (3.31)          0.52           1.91

Distributions
  From Net Investment Income ......................   (0.59)        (0.62)        (0.73)        (0.58)         (0.19)        (0.09)
  From Net Realized Gains .........................      --           --            --          (0.12)         (0.27)           --

  Total Distributions .............................   (0.59)        (0.62)        (0.73)        (0.70)         (0.46)        (0.09)

Net Asset Value, End of Period ....................  $16.23        $14.01        $11.75        $12.11         $16.12        $16.06

  Total Return(4) .................................   20.45%        24.80%         3.18%      (20.77)%          3.32%        13.40%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .... 1.00%         0.99%         1.00%         1.00%         0.95%(5)     1.00%(5)
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) ....... 1.00%         0.99%         1.00%         1.00%         1.00%(5)     1.00%(5)
Ratio of Net Investment Income to
Average Net Assets ................................... 5.38%         5.52%         6.15%         5.61%         4.00%(5)     4.85%(5)
Ratio of Net Investment Income to
Average Net Assets
(before expense waivers and reimbursements)(6) ....... 5.38%         5.52%         6.15%         5.61%         3.95%(5)     4.85%(5)
Portfolio Turnover Rate ..............................  156%          242%          102%           66%             28%        69%(7)
Net Assets, End of Period (in thousands) ........... $16,305       $12,390       $15,457       $26,315         $14,795      $13,365

(1)  The period ended March 31, 1998 represents a five month reporting period.
The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended October 31, 1997.

                                              See Notes to Financial Statements

16          1-800-345-2021            See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Directors and Shareholders,

American Century Capital Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31,
2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods  presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based  on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the  custodian and brokers. An audit also includes assessing the accounting principles used and significant  estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all  material respects, the financial position of Real
Estate Fund as of March 31, 2002, the results of its operations  for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

                                                www.americancentury.com      17

Management
--------------------------------------------------------------------------------
    The individuals listed below serve as directors or officers of the fund.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeo
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
-------------------------------------------------------------------------------
GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
 (1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

18      1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)
INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 43
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 11
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
-------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
-------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                www.americancentury.com      19

Share Class and Retirement Account Information
--------------------------------------------------------------------------------
SHARE CLASSES

    Three classes of shares are authorized for sale  by the fund: Investor
Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest  in the funds and generally have the same rights  and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

20      1-800-345-2021

Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Specialty equity funds concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

     ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

     Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than do funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

     RREEF America LLC, and its predecessor company, served as the fund's investment subadvisor from its inception until it resigned on December 31, 1999.
In connection with its resignation, RREEF informed ACIM and the fund that RREEF had entered into an arrangement with J.P. Morgan Investment Management Inc.
(JPMIM), providing for RREEF's resignation as subadvisor and the purchase by
JPMIM from RREEF of certain books and records relating to the fund. JPMIM began subadvising the fund on January 1, 2000. JPMIM's parent company is a significant minority shareholder of ACIM's parent company. (See Note 2 in Notes to Financial
Statements.)

FUND BACKGROUND

     To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13,
1997.

     The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by
American Century on June 16, 1997.

COMPARATIVE INDICES

     The following indices are used in  the report as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor's, it is considered to represent the performance of the stock market in general.

     The MORGAN STANLEY REIT INDEX is  a market capitalization-weighted total-return index of real estate investment trusts (REITs) that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on  the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered  to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[right margin]

PORTFOLIO MANAGER

  ACRE
       SCOTT BLASDELL

                                                www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-16.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than  $10.7 billion. This is Lipper's market capitalization  breakpoint as of
March 31, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.6 billion and $10.7 billion. This is
Lipper's  market capitalization breakpoint as of March 31, 2002, although it may be subject to change based on market  fluctuations. The S&P MidCap 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.6 billion. This is Lipper's market capitalization  breakpoint as of March 31, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

22      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal  and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-2021

[inside back cover]

                             AMERICAN CENTURY FUNDS

================================================================================
                                     GROWTH
================================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

================================================================================
                               GROWTH AND INCOME
================================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

================================================================================
                                     INCOME
================================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term Tax-Free
   Treasury                        AZ Municipal Bond
   Ginnie Mae                      FL Municipal Bond
   Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
   Limited-Term Bond               CA Limited-Term Tax-Free
   Short-Term Government           Limited-Term Tax-Free
   Short-Term Treasury

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

================================================================================
                              CAPITAL PRESERVATION
================================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85  billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service, and innovation. From pioneering the use  of computer technology in investing to allowing investors to  conduct transactions over the Internet, we have been committed  to building long-term relationships and to helping investors  achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.
--------------------------------------------------------------------------------
American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
www.americancentury.com

                                   PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

0205                                 American Century Investment Services, Inc.
SH-ANN-29460S                    (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Equity Index

March 31, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

James E. Stowers, Jr., standing, with  James E. Stowers III

     The fiscal year ended March 31, 2002, saw historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. But as tumultuous as conditions have been since last September, they could have been much worse. September 11 reawakened
America's "can do" spirit, triggering a flurry of activity that propped up the financial markets and re-ignited the economy. For its part, the Federal Reserve cut short-term interest rates to a 40-year low, which boosted the economy.

     Amid all this turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     Of course, some change is inevitable. To better meet the needs and demands of investors, eliminate some redundancies in our fund family, and concentrate the efforts of our investment teams, we combined and redefined some of our fixed-income portfolios.

     We're also working hard to provide you with the important investment information you need more efficiently and cost-effectively. We're putting increasing emphasis on quarterly fund commentaries, which should be available on our Web site (www.americancentury.com) within three weeks after each calendar quarter end. Quarterly reporting on the Web -- in addition to the annual and semiannual report mailings -- should help provide you with useful information in a more timely fashion.

     We appreciate your continued confidence in American Century, especially during these turbulent times. As we go forward, we hope you will share with us our belief, "The Best Is Yet To Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.          /s/James E. Stowers III
James E. Stowers, Jr.             James E. Stowers III
Founder and Chairman              Co-Chairman of the Board

[right margin]

EQUITY INDEX

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statement of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   19
   Independent
      Auditors' Report ....................................................   21

OTHER INFORMATION
   Management .............................................................   22
   Share Class and Retirement
      Account Information .................................................   24
   Background Information
      Investment Philosophy
         and Policies .....................................................   25
      Fund Management .....................................................   25
      Comparative Indices .................................................   25
   Glossary ...............................................................   26

                                               www.americancentury.com ....    1

Equity Index--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2002

                         INVESTOR CLASS (INCEPTION 2/26/99)   INSTITUTIONAL CLASS (INCEPTION 2/26/99)

                           EQUITY INDEX     S&P 500                 EQUITY INDEX     S&P 500

6 MONTHS* ................    10.83%        10.97%                     10.67%         10.97%
1 YEAR ...................    -0.16%         0.21%                     -0.17%          0.21%
======================================================================================================
AVERAGE ANNUAL RETURNS
======================================================================================================
3 YEARS ..................    -3.03%        -2.54%                     -2.83%         -2.54%
LIFE OF FUND .............    -1.70%        -1.22%                     -1.51%         -1.22%

* Returns for periods less than one year are not annualized.

See pages 24-26 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

* From 2/26/99 to 3/31/99. Not annualized.

 2      1-800-345-2021

Equity Index--Performance Review
--------------------------------------------------------------------------------

     A market overview and performance summary from Barclays Global Investors, the subadvisor for the Equity Index Fund.

     Equity Index slipped 0.16%* for the 12 months ending March 31, 2002, slightly underperforming the S&P 500 Index, which returned 0.21%. The fund's return typically trails the index by a  narrow margin due to costs associated with the fund's operation, such as management fees, which are deducted from assets.

A VOLATILE PERIOD

     The stock market encountered significant obstacles during the 12-month period. In the second and third quarters of 2001, the Federal Reserve Board worked hard to prime the economy's pump by continuing to reduce short-term interest rates. As we headed into the fall, many investors felt an economic recovery was just ahead. Then came the terrible events of September 11. The market plunged due to fears of a long-term recession and anxiety about possible future attacks. As we worked through the fourth quarter of 2001, however, the market rebounded, helped by four  additional rate cuts by the Fed and rekindled hopes that better economic times were on the horizon.

     The first quarter of 2002 arrived with a return to volatility. The sudden downfall of energy merchant Enron sent shockwaves through the market, as investors increased their scrutiny of corporate accounting procedures. While signs of rekindled growth emerged during the period, many economically-sensitive companies, such as high-technology firms, were unable to post substantial earnings improvements. The Fed held interest rates firm and moved from a bias toward lowering rates to a more neutral stance. The market remained choppy as investors grappled with daily news regarding both the direction of the economy and individual company issues.

A MIXED BLEND OF STOCKS LEAD THE WAY

     The mix of sectors that led the market during the year reflected a dichotomy of influences. On the one hand, economically sensitive sectors like basic materials and consumer cyclicals performed well, reflecting optimism about the improving strength of the U.S. economy. On the other hand, sectors like consumer non-cyclicals and commercial services -- which can be more defensive because they offer earnings-growth stability regardless of the economic backdrop
-- also were bid upward. In this case, investors were responding to market, economic, and political uncertainty.

     One might notice a common thread shared by two of the top-performing sectors: the consumer. By favoring both non-cyclical and cyclical consumer sectors, the market balanced hope for the future with the need for stability in the near term, looking to the consumer for sustained strength.  Overall, consumer confidence and spending held up fairly well, while corporate spending showed little sign of recovery after dropping off sharply in 2001.

     Within the basic materials sector, companies in the chemicals, paper and forest products, and mining and metals industries generally fared well. However, nothing in the S&P 500 was stronger than the gold industry. Gold stocks were pushed higher by consolidation in the

[right margin]

PORTFOLIO AT A GLANCE

                                                3/31/02           3/31/01

NO. OF EQUITY SECURITIES                          500               500

P/E RATIO                                        32.0              27.0

MEDIAN MARKET                                    $8.55             $7.60
CAPITALIZATION                                  BILLION           BILLION

WEIGHTED MARKET                                  $100              $97.2
CAPITALIZATION                                  BILLION           BILLION

PORTFOLIO TURNOVER                                4%                10%

EXPENSE RATIO (FOR
INVESTOR CLASS)                                  0.49%             0.49%

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                          AS OF MARCH 31, 2002
U.S. COMMON STOCKS & FUTURES                                     97.8%
FOREIGN STOCKS                                                    2.0%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         99.8%
TEMPORARY CASH                                                    0.2%

Investment terms are defined in the Glossary on pages 26-27.

* All fund returns referenced in this review are for Investor Class shares.

                                               www.americancentury.com      3

Equity Index--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

     mining industry combined with the instability wrought by the ongoing war on terrorism, the Enron fiasco, and  worries about the health of the Japanese financial system.

     Commercial services -- comprising both technology and industrial service companies -- also thrived. The sector often is insulated from economic downturns because many companies maintain or even increase outsourcing during a downturn.
At the same time, the sector can also benefit from the added business that comes with an economic rebound.

CONTINUED WEAKNESS IN TELECOMMUNICATIONS AND TECH

     The worst performing sector during the year was telecommunications, with wireless communications stocks demonstrating particular weakness due to slowing subscriber growth and declining revenues per subscriber. Telecom companies overall were wrestling with  a number of continuing problems, including overcapacity and heavy debt burdens. The sector was hurt further by fears of
Enron-type accounting issues. Enron's influence in the power markets was also the main driver behind the  significant losses incurred by the utilities sector during the period.

     Technology, the second largest sector in the S&P 500, also posted negative returns. The inability of companies in the electrical equipment and computer hardware industries to offer any sign of near-term earnings improvement dragged down the sector. However, some tech industries performed quite well, including semiconductors -- which tend to rally early in an economic recovery -- and defense and aerospace stocks -- which responded to increased military spending on the war on terrorism. The consumer services sector stumbled, held back by stocks in the media industry. There, signs of reviving economic growth did not translate into improved advertising revenues as quickly as hoped.

HEALTH CARE AND FINANCE UPDATE

     Health care eked out only a modest gain, in spite of the stability the sector typically offers during volatile environments like the one we witnessed this year. That's because the pharmaceutical companies that make up most of the health care weighting barely broke even. There were several overriding issues that dragged pharmaceutical stocks down, including patent expiration, a meager new product pipeline, and questions about management credibility. Finance - the largest sector weighting in the S&P 500 -- also posted only modest gains as investors tried to get an idea of what the future held for the economy.

A RECOVERY IN THE WINGS

     Market consensus currently reflects the anticipation of continued economic recovery through the remainder of 2002. Opinions differ, however, about the pace, strength, and duration. With inflationary pressures in check, the Fed appears willing to stand pat with short-term rates for now. Investors will likely continue to wrestle with how developments might impact corporate earnings in the months ahead.

[left margin]

TOP TEN HOLDINGS

                                               % OF FUND INVESTMENTS

                                             AS OF               AS OF
                                            3/31/02            09/30/01

GENERAL ELECTRIC CO.                         3.5%                3.9%

MICROSOFT CORP.                              3.1%                2.9%

EXXON MOBIL CORP.                            2.8%                2.9%

WAL-MART STORES, INC.                        2.6%                2.3%

CITIGROUP INC.                               2.4%                2.2%

PFIZER, INC.                                 2.3%                2.7%

INTEL CORP.                                  1.9%                1.5%

JOHNSON & JOHNSON                            1.9%                1.8%

AMERICAN INTERNATIONAL
     GROUP, INC.                             1.8%                2.2%

INTERNATIONAL BUSINESS
     MACHINES CORP.                          1.7%                1.7%

TOP FIVE INDUSTRIES

                                               % OF FUND INVESTMENTS

                                             AS OF               AS OF
                                            3/31/02            09/30/01

DRUGS                                       10.5%               13.2%

BANKS                                        9.1%                8.9%

FINANCIAL SERVICES                           6.9%                7.3%

ENERGY RESERVES
     & PRODUCTION                            6.1%                5.3%

COMPUTER SOFTWARE                            4.8%                4.4%

 4          1-800-345-2021

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

 COMMON STOCKS -- 98.3%

AIRLINES -- 0.2%

     8,061  AMR Corp.(1)                                          $     212,891

     6,451  Delta Air Lines Inc.                                        211,077

    40,040  Southwest Airlines Co.                                      774,774

     3,611  US Airways Group Inc.(1)                                     23,291
                                                                 ---------------

                                                                      1,222,033
                                                                 ---------------

ALCOHOL -- 0.5%

     1,861  Adolph Coors Company Cl B                                   125,562

    46,268  Anheuser-Busch Companies, Inc.                            2,415,189

     3,618  Brown-Forman Corp. Cl B                                     263,246
                                                                 ---------------

                                                                      2,803,997
                                                                 ---------------

APPAREL & TEXTILES -- 0.3%

     6,565  Jones Apparel Group, Inc.(1)                                229,447

     5,522  Liz Claiborne, Inc.                                         156,604

    14,043  NIKE, Inc.                                                  842,720

     3,035  Reebok International Ltd.(1)                                 82,036

     5,819  VF Corp.                                                    251,672
                                                                 ---------------

                                                                      1,562,479
                                                                 ---------------

BANKS -- 9.1%

    19,079  Amsouth Bancorporation                                      419,356

    82,276  Bank of America Corp.                                     5,596,414

    38,552  Bank of New York Co., Inc. (The)                          1,619,955

    60,989  Bank One Corp.                                            2,548,120

    23,747  BB&T Corporation                                            904,998

    11,782  Charter One Financial Inc.                                  367,834

   269,123  Citigroup Inc.                                           13,326,971

     9,277  Comerica Inc.                                               580,462

    30,276  Fifth Third Bancorp                                       2,043,176

    54,652  Fleet Boston Financial Corp.                              1,912,820

    13,144  Huntington Bancshares Inc.                                  259,594

   103,272  JP Morgan Chase & Co.                                     3,681,647

    22,122  KeyCorp                                                     589,551

     5,537  Marshall & Ilsley Corp.                                     344,623

    24,508  Mellon Financial Corp.                                      945,764

    31,729  National City Corp.                                         975,984

    11,646  Northern Trust Corp.                                        700,041

    14,839  PNC Financial Services Group                                912,450

    11,920  Regions Financial Corp.                                     409,333

    17,959  SouthTrust Corp.                                            474,028

    17,067  State Street Corp.                                          945,170

    15,083  SunTrust Banks, Inc.                                      1,006,489

    15,211  Synovus Financial Corp.                                     463,631

   100,433  U.S. Bancorp                                              2,266,773

     7,179  Union Planters Corp.                                        340,213

    71,229  Wachovia Corp.                                            2,641,171

    88,658  Wells Fargo & Co.                                         4,379,705

     4,828  Zions Bancorporation                                        286,156
                                                                 ---------------

                                                                     50,942,429
                                                                 ---------------

Shares                                                                   Value
--------------------------------------------------------------------------------

CHEMICALS -- 1.8%

    11,915  Air Products & Chemicals, Inc.                        $     615,410

     3,658  Ashland Inc.                                                166,476

     5,763  Avery Dennison Corp.                                        351,716

    47,176  Dow Chemical Co.                                          1,543,599

    53,629  du Pont (E.I.) de Nemours & Co.                           2,528,607

     4,073  Eastman Chemical Company                                    198,722

     6,789  Engelhard Corp.                                             210,663

     8,507  Goodyear Tire & Rubber Co. (The)                            217,524

     2,586  Great Lakes Chemical Corp.                                   72,848

     5,691  Hercules Inc.(1)                                             75,747

    20,505  Minnesota Mining & Manufacturing Co.                      2,358,280

     8,777  PPG Industries, Inc.                                        481,945

     8,389  Praxair, Inc.                                               501,662

    11,557  Rohm and Haas Co.                                           488,514

     4,415  Sealed Air Corp.(1)                                         207,858

     8,059  Sherwin-Williams Co.                                        229,520

                                                                 ---------------
                                                                     10,249,091

                                                                 ---------------

CLOTHING STORES -- 0.3%

    45,143  Gap, Inc. (The)                                             678,950

    27,030  Limited, Inc. (The)                                         483,837

     7,026  Nordstrom, Inc.                                             172,137

    14,255  TJX Companies, Inc. (The)                                   570,343

                                                                 ---------------

                                                                      1,905,267

                                                                 ---------------

COMPUTER
HARDWARE
& BUSINESS MACHINES -- 3.8%

    18,378  Apple Computer, Inc.(1)                                     434,915

    15,084  Avaya Inc.(1)                                               111,320

    88,595  Compaq Computer Corp.                                       925,818

   136,599  Dell Computer Corp.(1)                                    3,564,550

   115,873  EMC Corporation(1)                                        1,381,206

    16,994  Gateway Inc.(1)                                             107,402

   101,474  Hewlett-Packard Co.                                       1,820,444

    90,171  International Business Machines Corp.                     9,377,783

     6,799  Lexmark International Group, Inc. Cl A(1)                   388,767

    17,364  Network Appliance, Inc.(1)                                  353,792

    29,770  Palm Inc.(1)                                                118,931

    12,766  Pitney Bowes, Inc.                                          546,385

     4,875  Qlogic Corp.(1)                                             241,191

   169,646  Sun Microsystems, Inc.(1)                                 1,497,126

    11,969  Symbol Technologies, Inc.                                   134,532

    37,702  Xerox Corp.(1)                                              405,297

                                                                 ---------------

                                                                     21,409,459

                                                                 ---------------

COMPUTER SOFTWARE -- 4.8%

    41,384  ADC Telecommunications Inc.(1)                              168,433

    12,423  Adobe Systems Inc.                                          500,895

     2,824  Autodesk, Inc.                                              131,838

    12,785  BMC Software Inc.(1)                                        248,668

     9,873  Citrix Systems, Inc.(1)                                     170,457

    30,182  Computer Associates International, Inc.                     660,684

    19,463  Compuware Corp.(1)                                          251,170

    11,128  Intuit Inc.(1)                                              426,814

See Notes to Financial Statements          www.americancentury.com          5

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

     4,363  Mercury Interactive Corp.(1)                         $      164,289

   283,109  Microsoft Corp.(1)                                       17,058,734

     5,106  NCR Corp.(1)                                                228,494

    18,964  Novell, Inc.(1)                                              73,675

   288,504  Oracle Corp.(1)                                           3,691,409

    13,729  Parametric Technology Corp.(1)                               82,580

    15,808  PeopleSoft, Inc.(1)                                         577,545

    10,165  Rational Software Corp.(1)                                  161,064

    24,227  Siebel Systems, Inc.(1)                                     789,921

    16,744  Unisys Corp.(1)                                             211,477

    20,958  Veritas Software Corp.(1)                                   918,275
                                                                 ---------------

                                                                     26,516,422
                                                                 ---------------

CONSTRUCTION & REAL PROPERTY -- 0.3%

     3,131  Centex Corp.                                                162,593

     4,228  Fluor Corporation                                           172,460

     2,593  KB Home                                                     112,536

    24,049  Masco Corp.                                                 660,145

     3,037  Pulte Homes Inc.                                            145,320

     5,320  Vulcan Materials Co.                                        252,913
                                                                 ---------------

                                                                      1,505,967
                                                                 ---------------

CONSUMER DURABLES -- 0.2%

     4,212  Black & Decker Corporation                                  196,026

    10,325  Leggett & Platt, Inc.                                       256,060

     4,056  Maytag Corp.                                                179,478

     3,549  Whirlpool Corp.                                             268,127
                                                                 ---------------

                                                                        899,691
                                                                 ---------------

DEFENSE/AEROSPACE -- 1.5%

    43,857  Boeing Co.                                                2,116,100

    10,598  General Dynamics Corp.                                      995,682

     5,353  Goodrich Corp.                                              169,369

    42,505  Honeywell International Inc.                              1,626,666

     4,655  ITT Industries, Inc.                                        293,451

    23,001  Lockheed Martin Corp.                                     1,324,398

     5,791  Northrop Grumman Corp.                                      654,673

    20,445  Raytheon Company                                            839,267

     9,563  Rockwell Collins                                            241,179

     6,608  TRW Inc.                                                    340,114
                                                                 ---------------

                                                                      8,600,899
                                                                 ---------------

DEPARTMENT STORES -- 3.8%

    23,704  Costco Companies, Inc.(1)                                   943,419

     4,414  Dillard's Inc.                                              105,318

    17,337  Dollar General Corp.                                        282,246

     8,984  Family Dollar Stores, Inc.                                  301,054

    10,129  Federated Department Stores, Inc.(1)                        413,770

    13,795  J. C. Penney Company, Inc.                                  285,694

    17,561  Kohl's Corp.(1)                                           1,249,465

    15,619  May Department Stores Co. (The)                             544,322

    16,924  Sears, Roebuck & Co.                                        867,693

    47,223  Target Corp.                                              2,036,256

   233,183  Wal-Mart Stores, Inc.                                    14,291,787
                                                                 ---------------

                                                                     21,321,024
                                                                 ---------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DRUGS -- 10.5%

     6,860  Allergan, Inc.                                       $      443,499

     5,402  AmerisourceBergen Corp.                                     368,957

    54,677  Amgen Inc.(1)                                             3,263,397

    11,121  Applera Corp.-Applied Biosystems Group                      248,554

     7,722  Biogen, Inc.(1)                                             378,803

   101,207  Bristol-Myers Squibb Co.                                  4,097,871

    23,635  Cardinal Health, Inc.                                     1,675,485

     9,947  Chiron Corp.(1)                                             456,418

    58,833  Eli Lilly and Company                                     4,483,075

     9,271  Forest Laboratories, Inc. Cl A(1)                           757,441

    11,135  Genzyme Corp.(1)                                            486,989

    28,466  Immunex Corp.(1)                                            860,670

   160,471  Johnson & Johnson                                        10,422,591

    12,858  King Pharmaceuticals, Inc.(1)                               450,159

    12,920  MedImmune, Inc.(1)                                          508,079

   119,021  Merck & Co., Inc.                                         6,853,229

   328,868  Pfizer, Inc.                                             13,069,215

    67,446  Pharmacia Corp.                                           3,040,466

    76,647  Schering-Plough Corp.                                     2,399,051

     3,880  Sigma-Aldrich Corp.                                         182,185

     5,587  Watson Pharmaceuticals, Inc.(1)                             151,352

    68,983  Wyeth                                                     4,528,734

                                                                 ---------------

                                                                     59,126,220

                                                                 ---------------

ELECTRICAL EQUIPMENT -- 2.4%

     4,295  Andrew Corp.(1)                                              71,834

    17,160  CIENA Corp.(1)                                              154,011

   383,783  Cisco Systems Inc.(1)                                     6,495,528

     9,759  Comverse Technology, Inc.(1)                                123,744

    49,537  Corning Inc.                                                377,472

    10,631  Dover Corp.                                                 435,871

    10,359  Jabil Circuit, Inc.(1)                                      243,747

    69,519  JDS Uniphase Corp.(1)                                       409,119

   178,639  Lucent Technologies Inc.                                    844,962

    10,285  Molex Inc.                                                  357,249

   116,497  Motorola, Inc.                                            1,654,258

   167,444  Nortel Networks Corp.                                       751,824

     4,163  Power-One Inc.(1)                                            33,699

    27,243  Sanmina-SCI Corp.(1)                                        321,195

     8,153  Scientific-Atlanta, Inc.                                    188,334

    42,987  Solectron Corp.(1)                                          335,299

     4,841  Tektronix, Inc.(1)                                          114,538

    21,427  Tellabs, Inc.(1)                                            224,341

                                                                 ---------------

                                                                     13,137,025

                                                                 ---------------

ELECTRICAL UTILITIES -- 2.5%

    27,969  AES Corp. (The)(1)                                          251,721

     6,544  Allegheny Energy, Inc.                                      270,594

     7,192  Ameren Corp.                                                307,458

    16,905  American Electric Power                                     779,151

    16,034  Calpine Corp.(1)                                            203,632

     8,299  Cinergy Corp.                                               296,689

    11,137  Consolidated Edison, Inc.                                   466,752

     8,536  Constellation Energy Group Inc.                             263,336

    13,754  Dominion Resources Inc. (Va.)                               896,211

 6          1-800-345-2021                  See Notes to Financial Statements

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

     8,482  DTE Energy Company                                   $      385,931

    43,209  Duke Energy Corp.                                         1,633,299

    18,384  Dynegy Inc. Cl A                                            533,136

    17,090  Edison International(1)                                     286,258

    11,591  Entergy Corp.                                               503,165

    16,836  Exelon Corp.                                                891,803

    15,536  FirstEnergy Corp.                                           537,235

     9,163  FPL Group, Inc.                                             545,657

    20,945  Mirant Corp.(1)                                             302,655

    20,256  PG&E Corp.(1)                                               477,231

     4,462  Pinnacle West Capital Corp.                                 202,352

     7,647  PPL Corporation                                             302,898

    11,472  Progress Energy Inc.                                        574,059

    15,564  Reliant Energy, Inc.                                        401,396

    36,422  Southern Co.                                                964,819

     7,291  TECO Energy, Inc.                                           208,741

    13,861  TXU Corp.                                                   755,563

    18,506  XCEL Energy Inc.                                            469,127
                                                                 ---------------

                                                                     13,710,869
                                                                 ---------------

ENERGY RESERVES & PRODUCTION -- 6.1%

     4,671  Amerada Hess Corp.                                          370,691

    13,019  Anadarko Petroleum Corp.                                    734,792

     7,164  Apache Corp.                                                407,488

    10,546  Burlington Resources, Inc.                                  422,789

    55,774  ChevronTexaco Corp.                                       5,034,719

    32,732  Conoco Inc.                                                 955,120

     7,181  Devon Energy Corporation                                    346,627

     6,051  EOG Resources Inc.                                          245,429

   357,907  Exxon Mobil Corp.                                        15,687,065

     5,263  Kerr-McGee Corp.                                            330,780

     5,852  Kinder Morgan, Inc.                                         283,412

    19,552  Occidental Petroleum Corp.                                  569,941

    19,948  Phillips Petroleum Co.                                    1,252,734

   111,154  Royal Dutch Petroleum Co.
               New York Shares                                        6,037,885

    12,773  Unocal Corp.                                                497,508

    26,958  Williams Companies, Inc. (The)                              635,130
                                                                 ---------------

                                                                     33,812,110
                                                                 ---------------

ENTERTAINMENT -- 1.2%

   231,614  AOL Time Warner Inc.(1)                                   5,477,671

    30,706  Carnival Corporation Cl A                                 1,002,551
                                                                 ---------------

                                                                      6,480,222
                                                                 ---------------

ENVIRONMENTAL SERVICES -- 0.2%

    10,350  Allied Waste Industries Inc.(1)                             134,550

    32,852  Waste Management, Inc.                                      895,217
                                                                 ---------------

                                                                      1,029,767
                                                                 ---------------

FINANCIAL SERVICES -- 6.9%

     5,538  Ambac Financial Group, Inc.                                 327,130

    69,855  American Express Co.                                      2,861,261

    14,073  AON Corp.                                                   492,555

     9,554  Block (H & R), Inc.                                         424,675

    11,273  Capital One Financial Corp.                                 719,781

    51,378  Cendant Corporation(1)                                      986,458

Shares                                                                  Value
--------------------------------------------------------------------------------

    18,065  Conseco Inc.(1)                                       $      65,395

     6,399  Countrywide Credit Industries, Inc.                         286,355

    52,281  Fannie Mae                                                4,176,206

    36,318  Freddie Mac                                               2,301,472

   519,378  General Electric Co.                                     19,450,707

    23,987  Household International, Inc.                             1,362,462

    14,353  Marsh & McLennan Companies, Inc.                          1,618,157

     7,748  MBIA Inc.                                                   423,738

    44,595  MBNA Corp.                                                1,720,029

     5,624  MGIC Investment Corp.                                       384,850

    14,946  Providian Financial Corp.                                   112,842

     8,179  USA Education Inc.                                          799,906

                                                                 ---------------

                                                                     38,513,979

                                                                 ---------------

FOOD & BEVERAGE -- 3.8%

    34,578  Archer-Daniels-Midland Co.                                  481,672

    21,411  Campbell Soup Company                                       573,815

   130,149  Coca-Cola Company (The)                                   6,801,586

    23,318  Coca-Cola Enterprises Inc.                                  437,912

    28,087  ConAgra Foods, Inc.                                         681,110

    19,073  General Mills, Inc.                                         931,716

    18,344  Heinz (H.J.) Co.                                            761,276

     7,089  Hershey Foods Corp.                                         485,880

    21,247  Kellogg Co.                                                 713,262

    14,829  Pepsi Bottling Group Inc.                                   383,626

    91,560  PepsiCo, Inc.                                             4,715,340

    40,966  Sara Lee Corp.                                              850,454

    34,847  SYSCO Corp.                                               1,039,138

    29,854  Unilever N.V. New York Shares                             1,695,707

    11,806  Wrigley (Wm.) Jr. Company                                   629,378

                                                                 ---------------

                                                                     21,181,872

                                                                 ---------------

FOREST PRODUCTS & PAPER -- 0.6%

     2,721  Bemis Co., Inc.                                             147,886

     2,991  Boise Cascade Corp.                                         108,394

    12,041  Georgia-Pacific Corp.                                       360,628

    25,236  International Paper Co.                                   1,085,401

     5,483  Louisiana-Pacific Corp.                                      58,887

    10,423  MeadWestvaco Corp.                                          345,522

     8,309  Pactiv Corp.(1)                                             166,346

     2,543  Temple-Inland Inc.                                          144,239

    11,344  Weyerhaeuser Co.                                            713,084

                                                                 ---------------
                                                                      3,130,387

                                                                 ---------------

GAS & WATER UTILITIES -- 0.5%

     6,953  CMS Energy Corp.                                            157,346

    26,698  El Paso Corp.                                             1,175,513

     7,267  Keyspan Energy Corp.                                        264,446

     2,308  NICOR Inc.                                                  105,129

    10,857  NiSource Inc.                                               249,168

     1,824  People's Energy Corp.                                        71,829

    10,891  Public Service Enterprise Group Inc.                        498,808

    10,877  Sempra Energy                                               273,557

                                                                 ---------------
                                                                      2,795,796

                                                                 ---------------

See Notes to Financial Statements              www.americancentury.com      7

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                 Value
--------------------------------------------------------------------------------

GOLD -- 0.2%

    28,021  Barrick Gold Corp.                                   $      520,070

    20,512  Newmont Mining Corporation
               Holding Company                                          567,977

    17,220  Placer Dome Inc.                                            210,945
                                                                 ---------------
                                                                      1,298,992
                                                                 ---------------

GROCERY STORES -- 0.6%

    21,226  Albertson's Inc.                                            703,430

    41,995  Kroger Co. (The)(1)                                         930,609

    26,264  Safeway Inc.(1)                                           1,182,405

     6,969  Supervalu Inc.                                              179,800

     7,343  Winn-Dixie Stores, Inc.                                     117,782
                                                                 ---------------
                                                                      3,114,026
                                                                 ---------------

HEAVY ELECTRICAL EQUIPMENT -- 0.8%

    10,276  American Power Conversion Corp.(1)                          151,828

     4,927  Cooper Industries, Inc.                                     206,688

     3,175  Crane Co.                                                    86,805

     2,128  Cummins Inc.                                                100,505

     3,671  Eaton Corp.                                                 297,278

    22,253  Emerson Electric Co.                                      1,277,100

     9,671  Rockwell Automation Inc.                                    194,000

     3,096  Thomas & Betts Corp.                                         65,511

    24,545  United Technologies Corp.                                 1,821,238
                                                                 ---------------

                                                                      4,200,953
                                                                 ---------------

HEAVY MACHINERY -- 0.3%

    17,989  Caterpillar Inc.                                          1,022,674

    12,301  Deere & Co.                                                 560,311
                                                                 ---------------
                                                                      1,582,985
                                                                 ---------------

HOME PRODUCTS -- 2.5%

     2,923  Alberto-Culver Company Cl B                                 157,842

    12,374  Avon Products, Inc.                                         672,156

    12,185  Clorox Company                                              531,632

    28,831  Colgate-Palmolive Co.                                     1,647,692

     7,757  Fortune Brands, Inc.                                        382,963

    55,183  Gillette Company                                          1,876,774

     4,986  International Flavors & Fragrances Inc.                     174,360

    27,462  Kimberly-Clark Corp.                                      1,775,418

    13,942  Newell Rubbermaid Inc.                                      445,586

    67,766  Procter & Gamble Co. (The)                                6,105,039

     3,095  Tupperware Corp.                                             70,411
                                                                 ---------------
                                                                     13,839,873
                                                                 ---------------

HOTELS -- 0.3%

     5,883  Harrah's Entertainment, Inc.(1)                             260,382

    19,331  Hilton Hotels Corporation                                   276,433

    12,618  Marriott International, Inc.                                567,179

    10,390  Starwood Hotels & Resorts
                              Worldwide, Inc.                           390,768
                                                                 ---------------

                                                                      1,494,762
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.2%

     7,465  Danaher Corp.                                         $     530,164

     4,921  Grainger (W.W.), Inc.                                       276,708

    15,901  Illinois Tool Works Inc.                                  1,150,437

     8,757  Ingersoll-Rand Company                                      438,025

     6,394  Pall Corp.                                                  131,013

     6,143  Parker-Hannifin Corp.                                       306,536

     2,984  Snap-on Inc.                                                101,605

     4,498  Stanley Works (The)                                         208,033

     7,379  Textron Inc.                                                377,067

   104,412  Tyco International Ltd.                                   3,374,596

                                                                 ---------------
                                                                      6,894,184

                                                                 ---------------

INDUSTRIAL SERVICES -- 0.1%

                    8,846  Cintas Corp.                                 441,017

                                                                 ---------------

INFORMATION SERVICES -- 2.0%

    32,275  Automatic Data Processing, Inc.                           1,880,663

     8,877  Computer Sciences Corp.(1)                                  450,508

    26,359  Concord EFS, Inc.(1)                                        876,569

     8,967  Convergys Corp.(1)                                          265,154

    24,829  Electronic Data Systems Corp.                             1,439,834

     7,566  Equifax Inc.                                                226,223

    19,960  First Data Corp.                                          1,741,510

     9,745  Fiserv, Inc.(1)                                             448,757

    15,429  IMS Health Inc.                                             346,381

    19,760  Interpublic Group of Companies, Inc.                        677,373

     8,139  Moody's Corp.                                               334,513

     9,677  Omnicom Group Inc.                                          913,509

    19,588  Paychex, Inc.                                               777,546

     9,138  Robert Half International Inc.(1)                           269,754

     6,979  Sabre Holdings Corp.(1)                                     325,989

     6,611  Sapient Corp.(1)                                             31,435

     5,797  TMP Worldwide Inc.(1)                                       199,794

                                                                 ---------------
                                                                     11,205,512

                                                                 ---------------

INTERNET -- 0.1%
                   29,853  Yahoo! Inc.(1)                               550,788

                                                                 ---------------

LEISURE -- 0.3%

     4,621  Brunswick Corp.                                             126,246

    15,192  Eastman Kodak Co.                                           473,535

     9,002  Hasbro, Inc.                                                142,412

     4,620  International Game Technology(1)                            287,918

    22,543  Mattel, Inc.                                                469,796

                                                                 ---------------
                                                                      1,499,907

                                                                 ---------------

LIFE & HEALTH INSURANCE -- 0.7%

     7,486  AETNA Inc.                                                  290,607

    27,309  Aflac Inc.                                                  805,615

     7,553  CIGNA Corp.                                                 765,799

     9,963  Lincoln National Corp.                                      505,423

    37,949  MetLife, Inc.                                             1,195,393

     6,499  Torchmark Corp.                                             261,845

    12,674  UnumProvident Corp.                                         353,985

                                                                 ---------------
                                                                      4,178,667

                                                                 ---------------

 8          1-800-345-2021                  See Notes to Financial Statements

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

MEDIA -- 1.9%

    31,298  Clear Channel Communications, Inc.(1)                $    1,609,030

    49,394  Comcast Corp. Cl A(1)                                     1,570,976

   106,654  Disney (Walt) Co.                                         2,461,574

    11,026  Univision Communications Inc. Cl A(1)                       463,092

    92,784  Viacom, Inc. Cl B(1)                                      4,487,963
                                                                 ---------------
                                                                     10,592,635
                                                                 ---------------

MEDICAL PRODUCTS & SUPPLIES -- 2.4%

    81,202  Abbott Laboratories                                       4,271,225

     2,634  Bard (C.R.), Inc.                                           155,538

     2,763  Bausch & Lomb Inc. Cl A                                     123,147

    30,922  Baxter International, Inc.                                1,840,477

    13,523  Becton Dickinson & Co.                                      510,088

    14,094  Biomet Inc.                                                 381,172

    21,085  Boston Scientific Corp.(1)                                  529,023

     6,688  Ecolab Inc.                                                 305,775

    15,903  Guidant Corp.(1)                                            688,918

    63,386  Medtronic, Inc.                                           2,865,681

     2,460  Millipore Corp.                                             108,830

     6,448  PerkinElmer, Inc.                                           119,288

     4,586  St. Jude Medical, Inc.(1)                                   353,810

    10,332  Stryker Corp.                                               623,330

     9,262  Thermo Electron Corp.                                       192,001

     6,838  Waters Corp.(1)                                             191,259

    10,187  Zimmer Holdings Inc.(1)                                     346,867
                                                                 ---------------
                                                                     13,606,429
                                                                 ---------------

MEDICAL PROVIDERS & SERVICES -- 1.0%

    26,940  HCA Inc.                                                  1,187,515

     5,375  HCR Manor Care, Inc.(1)                                     125,238

    12,835  Health Management Associates, Inc.(1)                       266,070

    20,516  HealthSouth Corp.(1)                                        294,405

     8,793  Humana Inc.(1)                                              118,969

    14,937  McKesson Corp.                                              559,092

     6,264  Quintiles Transnational Corp.(1)                            111,343

    17,073  Tenet Healthcare Corp.(1)                                 1,144,232

    16,267  UnitedHealth Group Incorporated                           1,243,123

     7,510  Wellpoint Health Networks Inc.(1)                           478,162
                                                                 ---------------
                                                                      5,528,149
                                                                 ---------------

MINING & METALS -- 0.6%

    16,835  Alcan Inc.                                                  667,171

    44,466  Alcoa Inc.                                                1,678,147

     4,236  Allegheny Technologies Inc.                                  70,063

     2,824  Ball Corporation                                            133,349

     7,519  Freeport-McMoRan Copper
               & Gold, Inc. Cl B(1)                                     132,485

     9,572  Inco Ltd.(1)                                                187,324

     4,108  Nucor Corp.                                                 263,898

     4,156  Phelps Dodge Corp.                                          174,968

     4,696  United States Steel Corp.                                    85,232

     4,500  Worthington Industries, Inc.                                 69,120
                                                                 ---------------
                                                                      3,461,757
                                                                 ---------------

Shares                                                                  Value
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.1%

     3,840  Cooper Tire & Rubber Company                          $      83,136

     7,754  Dana Corp.                                                  166,478

    29,270  Delphi Corp.                                                468,027

    94,718  Ford Motor Co.                                            1,561,900

    29,026  General Motors Corp.                                      1,754,623

     9,026  Genuine Parts Company                                       331,886

    15,800  Harley-Davidson, Inc.                                       871,054

     4,598  Johnson Controls, Inc.                                      406,049

     3,061  Navistar International Corp.                                135,602

     4,055  PACCAR Inc.                                                 296,887

     6,818  Visteon Corp.                                               112,838

                                                                 ---------------
                                                                      6,188,480

                                                                 ---------------

OIL REFINING -- 0.1%

    16,144  Marathon Oil Corp.                                          464,947

     4,150  Sunoco, Inc.                                                166,042

                                                                 ---------------
                                                                        630,989

                                                                 ---------------

OIL SERVICES -- 0.7%

    17,608  Baker Hughes Inc.                                           673,506

    22,426  Halliburton Co.                                             382,812

     3,279  McDermott International, Inc.(1)                             50,988

     7,359  Nabors Industries, Inc.(1)                                  310,918

     6,915  Noble Drilling Corp.(1)                                     286,212

     4,931  Rowan Companies, Inc.(1)                                    113,610

    30,168  Schlumberger Ltd.                                         1,774,482

    16,727  Transocean Sedco Forex, Inc.                                555,838

                                                                 ---------------
                                                                      4,148,366

                                                                 ---------------

PROPERTY & CASUALTY INSURANCE -- 3.0%

      13,018  Ace, Ltd.                                                 542,851

    37,344  Allstate Corp.                                            1,410,483

   136,726  American International Group, Inc.                        9,863,414

     8,850  Chubb Corp. (The)                                           646,935

     8,424  Cincinnati Financial Corp.                                  367,750

    12,834  Hartford Financial Services
               Group, Inc. (The)                                        874,252

     7,853  Jefferson-Pilot Corp.                                       393,278

    10,068  Loews Corp.                                                 589,783

     3,878  Progressive Corp. (Ohio)                                    646,152

     6,684  SAFECO Corp.                                                214,055

    10,888  St. Paul Companies, Inc.                                    499,215

     6,937  XL Capital Ltd. Cl A                                        647,569

                                                                 ---------------
                                                                     16,695,737

                                                                 ---------------

See Notes to Financial Statements        www.americancentury.com          9

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

PUBLISHING -- 0.7%

     3,372  American Greetings Corp. Cl A                        $       61,202

     3,520  Deluxe Corp.                                                162,835

     4,476  Dow Jones & Co., Inc.                                       260,593

    13,848  Gannett Co., Inc.                                         1,053,833

     4,433  Knight-Ridder, Inc.                                         304,503

    10,161  McGraw-Hill Companies, Inc. (The)                           693,488

     2,541  Meredith Corp.                                              108,018

     7,912  New York Times Co. (The) Cl A                               378,668

     6,001  R.R. Donnelley & Sons Company                               186,631

    15,551  Tribune Co.                                                 706,948
                                                                 ---------------
                                                                      3,916,719
                                                                 ---------------

RAILROADS -- 0.4%

    20,226  Burlington Northern Santa Fe Corp.                          610,421

    11,185  CSX Corporation                                             426,260

    20,167  Norfolk Southern Corp.                                      482,798

    13,001  Union Pacific Corp.                                         807,882
                                                                 ---------------
                                                                      2,327,361
                                                                 ---------------

REAL ESTATE INVESTMENT TRUST -- 0.2%

    21,651  Equity Office Properties Trust                              649,313

    14,155  Equity Residential Properties Trust                         406,815

     9,551  Plum Creek Timber Co. Inc.                                  283,760
                                                                 ---------------
                                                                      1,339,888
                                                                 ---------------

RESTAURANTS -- 0.6%

     6,106  Darden Restaurants, Inc.                                    247,843

    67,241  McDonald's Corp.                                          1,865,937

    19,948  Starbucks Corp.(1)                                          461,298

     7,616  Tricon Global Restaurants, Inc.(1)                          447,668

     5,489  Wendy's International, Inc.                                 192,005
                                                                 ---------------
                                                                      3,214,751
                                                                 ---------------

SECURITIES & ASSET MANAGEMENT -- 1.7%

     4,951  Bear Stearns Companies Inc. (The)                           310,675

    13,639  Franklin Resources, Inc.                                    571,747

    15,591  John Hancock Financial Services, Inc.                       595,420

    12,480  Lehman Brothers Holdings Inc.                               806,707

    44,313  Merrill Lynch & Co., Inc.                                 2,454,054

    57,416  Morgan Stanley Dean Witter & Co.                          3,290,512

    71,527  Schwab (Charles) Corp.                                      936,288

    11,606  Stilwell Financial Inc.                                     284,231

     6,462  T. Rowe Price Group Inc.                                    251,566
                                                                 ---------------
                                                                      9,501,200
                                                                 ---------------

SEMICONDUCTOR -- 4.5%

    17,812  Advanced Micro Devices, Inc.(1)                             262,015

    24,138  Agilent Technologies, Inc.(1)                               843,864

    20,149  Altera Corp.(1)                                             439,953

    18,943  Analog Devices, Inc.(1)                                     853,193

    42,664  Applied Materials, Inc.(1)                                2,315,802

    15,674  Applied Micro Circuits Corp.(1)                             125,470

    13,718  Broadcom Corp.(1)                                           492,545

    13,331  Conexant Systems, Inc.(1)                                   160,505

   351,183  Intel Corp.                                              10,681,232

     9,650  KLA-Tencor Corp.(1)                                         641,291

Shares                                                                  Value
--------------------------------------------------------------------------------

    16,614  Linear Technology Corp.                               $     735,086

    19,205  LSI Logic Corp.(1)                                          326,485

    16,942  Maxim Integrated Products, Inc.(1)                          944,686

    31,382  Micron Technology, Inc.(1)                                1,032,468

     9,165  National Semiconductor Corp.(1)                             308,769

     7,485  Novellus Systems, Inc.(1)                                   405,163

     7,550  NVIDIA Corp.(1)                                             335,220

     8,607  PMC-Sierra, Inc.(1)                                         141,284

     9,419  Teradyne, Inc.(1)                                           371,391

    90,664  Texas Instruments Inc.                                    3,000,978

    10,017  Vitesse Semiconductor Corp.(1)                               98,016

    17,513  Xilinx, Inc.(1)                                             699,031

                                                                 ---------------
                                                                     25,214,447

                                                                 ---------------

SPECIALTY STORES -- 2.5%

     5,656  Autozone Inc.(1)                                            389,416

    15,146  Bed Bath & Beyond Inc.(1)                                   510,950

    11,066  Best Buy Co., Inc.(1)                                       876,427

     5,966  Big Lots Inc.                                                83,822

    10,935  Circuit City Stores-Circuit City Group                      197,267

    20,438  CVS Corp.                                                   701,637

   122,557  Home Depot, Inc.                                          5,957,496

    40,502  Lowe's Companies, Inc.                                    1,761,432

    16,119  Office Depot, Inc.(1)                                       319,962

     9,337  RadioShack Corp.                                            280,483

    24,188  Staples, Inc.(1)                                            482,188

     7,627  Tiffany & Co.                                               271,140

    10,430  Toys 'R' Us, Inc.(1)                                        187,323

    53,367  Walgreen Co.                                              2,091,453

                                                                 ---------------
                                                                     14,110,996

                                                                 ---------------

TELEPHONE -- 4.0%

   185,122  AT&T Corp.                                                2,906,415

    98,224  BellSouth Corp.                                           3,620,537

     7,371  CenturyTel Inc.                                             250,614

    14,633  Citizens Communications Company(1)                          157,305

    87,098  Qwest Communications
               International Inc.                                       715,946

   175,628  SBC Communications Inc.                                   6,575,511

    46,414  Sprint Corp.                                                709,670

   141,981  Verizon Communications                                    6,481,433

   154,289  WorldCom, Inc. - WorldCom Group(1)                        1,039,908

                                                                 ---------------
                                                                     22,457,339

                                                                 ---------------

THRIFTS -- 0.4%

     8,222  Golden West Financial Corp.                                 522,097

    50,419  Washington Mutual, Inc.                                   1,670,381

                                                                 ---------------
                                                                      2,192,478

                                                                 ---------------

TOBACCO -- 1.1%

   113,354  Philip Morris Companies Inc.                              5,970,356

     8,624  UST Inc.                                                    335,732

                                                                 ---------------
                                                                      6,306,088

                                                                 ---------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%

    15,563  FedEx Corp.(1)                                              904,210

     3,226  Ryder System, Inc.                                           95,296

                                                                 ---------------
                                                                        999,506

                                                                 ---------------

 10          1-800-345-2021                  See Notes to Financial Statements

Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 0.8%

    16,196  ALLTEL Corp.                                         $      899,688

   141,418  AT&T Wireless Services Inc.(1)                            1,265,691

    41,838  Nextel Communications, Inc.(1)                              224,461

    39,992  QUALCOMM Inc.(1)                                          1,504,298

    51,595  Sprint Corp. - PCS Group(1)                                 530,913
                                                                 ---------------

                                                                      4,425,051
                                                                 ---------------

TOTAL COMMON STOCKS                                                 549,017,037
                                                                 ---------------

  (Cost $594,285,705)
================================================================================

 TEMPORARY CASH INVESTMENTS --
================================================================================

 RESERVED FOR FUTURES* -- 1.5%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.74%, dated 3/28/02,
       due 4/1/02 (Delivery value $8,302,855)                         8,301,250
                                                                 ---------------

  (Cost $8,301,250)
================================================================================

 TEMPORARY CASH INVESTMENTS -- 0.2%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.74%, dated 3/28/02,
       due 4/1/02 (Delivery value $398,827)                             398,750

                 $500,000  U.S. Treasury Bills, 1.78%,
                              6/27/02(2)(3)                             497,910
                                                                 ---------------

TOTAL TEMPORARY CASH INVESTMENTS                                        896,660
                                                                 ---------------

  (Cost $896,593)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $558,214,947
                                                                 ===============

  (Cost $603,483,548)

================================================================================

 EQUITY FUTURES CONTRACTS*

                        Expiration           Underlying Face       Unrealized
Purchased                  Date              Amount at Value          Loss
-------------------------------------------------------------------------------

29 S&P 500 Futures       June 2002             $8,301,250          $(118,585)
                                      =========================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements              www.americancentury.com      11

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 2002

ASSETS

Investment securities, at value (cost of $603,483,548) (Note 6) .. $558,214,94

Receivable for capital shares sold ................................      1,854

Receivable for variation margin on futures contracts ..............      2,220

Dividends and interest receivable .................................    552,829
                                                                   -------------

                                                                   558,771,850
                                                                   -------------
================================================================================

LIABILITIES

Disbursements in excess of demand deposit cash ...................     256,683

Accrued management fees (Note 2) .................................     155,770

Dividends payable ................................................       7,772

Payable for directors' fees and expenses (Note 2) ................         498
                                                                   -------------

                                                                       420,723
                                                                   -------------

Net Assets ...................................................... $558,351,127
                                                                   =============
================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................  $639,445,374

Undistributed net investment income ............................        50,254

Accumulated net realized loss ..................................   (35,757,315)

Net unrealized depreciation on investments (Note 6) ............   (45,387,186)
                                                                   -------------

                                                                  $558,351,127
                                                                   =============

Investor Class, $0.01 Par Value
Net assets .....................................................  $108,760,065
Shares outstanding .............................................    23,750,530
Net asset value per share ......................................         $4.58

Institutional Class, $0.01 Par Value
Net assets .....................................................  $449,591,062
Shares outstanding .............................................    98,100,475
Net asset value per share ......................................         $4.58

                                             See Notes to Financial Statements

 12          1-800-345-2021         See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME

Income:

Dividends ....................................................  $    7,124,048

Interest .....................................................         456,686
                                                                   -------------

                                                                     7,580,734
                                                                   -------------

Expenses (Note 2):

Management fees ..............................................       1,745,405

Directors' fees and expenses .................................           6,238
                                                                   -------------

                                                                     1,751,643
                                                                   -------------

Net investment income ........................................       5,829,091
                                                                   -------------
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investment transactions (Note 3) ............ (17,792,513)

Change in net unrealized depreciation on investments (Note 6) ....  10,341,159
                                                                   -------------

Net realized and unrealized loss .................................  (7,451,354)
                                                                   -------------

Net Decrease in Net Assets Resulting from Operations ............  $(1,622,263)
                                                                   =============

See Notes to Financial Statements

See Glossary for a Definition of the Table    www.americancentury.com      13

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 2002 AND MARCH 31, 2001

Increase in Net Assets

                                                                      2002                 2001
                                                                      ----                 ----

OPERATIONS

Net investment income ......................................    $   5,829,091       $     5,311,633

Net realized loss ..........................................      (17,792,513)          (14,113,462)

Change in net unrealized depreciation ......................       10,341,159          (126,716,199)
                                                             ------------------  ---------------------

Net decrease in net assets resulting from operations .......       (1,622,263)         (135,518,028)
                                                             ------------------  ---------------------
======================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ...........................................         (827,507)            (615,487)

  Institutional Class ......................................       (4,998,301)          (4,685,200)
                                                             ------------------  ---------------------

Decrease in net assets from distributions ..................       (5,825,808)          (5,300,687)
                                                             ------------------  ---------------------
======================================================================================================

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital share transactions ..      52,424,990           186,727,870
                                                             ------------------  ---------------------

Net increase in net assets ..................................      44,976,919            45,909,155
======================================================================================================

NET ASSETS

Beginning of period .......................................        513,374,208          467,465,053
                                                             ------------------  ---------------------

End of period .............................................     $  558,351,127     $    513,374,208
                                                             ===================  ====================

Undistributed net investment income .......................            $50,254              $55,578
                                                             ===================  ====================

                                             See Notes to Financial Statements

 14          1-800-345-2021         See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500
Composite Price Index. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

                                               www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES-- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's daily pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee is 0.49% and 0.29% for the Investor and Institutional Class,
respectively.

    ACIM has entered into a Subadvisory Agreement with Barclays Global Fund
Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

    RELATED PARTIES-- During the fiscal year ended March 31, 2002, the fund invested in a money market fund for temporary purposes that was managed by J.P.
Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in American Century
Companies, Inc. (ACC). The fund has a bank line of credit agreement with JPM
(See Note 5).

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the corporation's investment manager, ACIM, the distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2002, were $75,627,868 and
$20,700,360, respectively.

 16      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows:

                                                  SHARES             AMOUNT
                                                  ------             ------

INVESTOR CLASS

Year ended March 31, 2002

Shares Authorized ..........................   100,000,000
                                             ================

Sold .......................................    15,412,602    $   70,743,584

Issued in reinvestment of distributions ....       174,963           794,112

Redeemed ...................................    (7,247,949)      (32,611,713)
                                             ---------------- ----------------

Net increase ...............................     8,339,616    $   38,925,983
                                             ================ ================

Year ended March 31, 2001

Shares Authorized ..........................    50,000,000
                                             ================

Sold .......................................     9,186,150    $   50,344,676

Issued in reinvestment of distributions ....       108,839           586,812

Redeemed ...................................    (5,395,786)      (29,602,231)
                                             ---------------- ----------------

Net increase ..............................      3,899,203    $   21,329,257
                                             ================ ================
==============================================================================

INSTITUTIONAL CLASS

Year ended March 31, 2002

Shares Authorized ..........................   350,000,000
                                             ================

Sold .......................................    31,265,600    $   143,337,537

Issued in reinvestment of distributions ....     1,099,083          4,989,810

Redeemed ...................................   (29,560,350)      (134,828,340
                                             ---------------- ----------------

Net increase ...............................     2,804,333    $    13,499,007
                                             ================ ================

Year ended March 31, 2001

Shares Authorized ..........................   200,000,000
                                             ================

Sold .......................................    57,525,338    $   322,372,671

Issued in reinvestment of distributions ....       867,678         4,665,732

Redeemed ...................................   (29,649,833)      (161,639,790
                                             ---------------- ----------------

Net increase ...............................    28,743,183    $   165,398,613
                                             ================ ================

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 18, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2002.

                                               www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2002

6. FEDERAL TAX INFORMATION

  The tax character of distributions paid during the years ended March 31, 2002 and March 31, 2001 was as follows:

                                   2002            2001
==============================================================

DISTRIBUTIONS PAID FROM

Ordinary Income ................. $5,825,808  $5,300,687

Long-Term Capital Gain ..........         --          --

  As of March 31, 2002, the components of distributable earnings on a tax basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST

Federal tax cost of investments .................................. $617,572,682
                                                                     ===========

Gross tax appreciation on investments ............................  $57,951,436

Gross tax depreciation on investments ............................ (117,309,171)
                                                                     -----------

Net tax appreciation (depreciation) on investments ............... $(59,357,735)
                                                                     ===========

Undistributed ordinary income .....................................     $50,254

Undistributed long-term gain (capital loss carryover) ............ $(21,813,151)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (loss) on certain futures contracts.

    CAPITAL LOSS CARRYOVERS -- At March 31, 2002, Equity Index had accumulated net realized capital loss carryovers for federal income tax purposes of
$13,556,875 (expiring in 2009 through 2010) which may be used to offset future taxable gains.

    For the five month period ended March 31, 2002, Equity Index incurred net capital losses of $8,258,580. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. OTHER TAX INFORMATION (UNAUDITED)

    The following information is provided pursuant to provisions of the Internal
Revenue Code.

    For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended March 31, 2002, qualify for the corporate dividends received deduction.

 18      1-800-345-2021

Equity Index--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                           Investor Class

                                                            2002          2001          2000         1999(1)
==================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................   $4.63         $5.99         $5.20          $5.00
                                                         --------      --------       --------       --------

Income From Investment Operations

  Net Investment Income(2) .............................    0.04          0.05          0.05           0.01

  Net Realized and Unrealized Gain (Loss) ..............   (0.05)        (1.36)         0.83           0.19
                                                         --------      --------       --------       --------

  Total From Investment Operations .....................   (0.01)        (1.31)         0.88           0.20
                                                         --------      --------       --------       --------

Distributions

  From Net Investment Income ...........................   (0.04)        (0.05)        (0.05)            --

  From Net Realized Gains ..............................      --            --         (0.04)            --
                                                         --------      --------       --------       --------

  Total Distributions ..................................   (0.04)        (0.05)        (0.09)            --
                                                         --------      --------       --------       --------

Net Asset Value, End of Period .........................   $4.58         $4.63         $5.99          $5.20
                                                         ========      ========       ========       ========

  Total Return(3) ......................................   (0.16)%      (22.04)%       17.17%          4.00%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........   0.49%        0.49%         0.49%       0.49%(4)

Ratio of Net Investment Income to Average Net Assets .....   0.91%        0.83%         0.94%       1.13%(4)

Portfolio Turnover Rate ..................................      4%          10%           13%            0%

Net Assets, End of Period (in thousands) ................ $108,760      $71,415       $68,905       $17,010

(1)  February 26, 1999 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements

See Glossary for a Definition of the Table     www.americancentury.com      19

Equity Index--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                              Institutional Class

                                                            2002          2001          2000         1999(1)
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                       $4.64         $5.99         $5.20          $5.00
                                                         --------      --------       --------       --------

Income From Investment Operations

  Net Investment Income(2)                                  0.05          0.06          0.06           0.01

  Net Realized and Unrealized Gain (Loss)                  (0.06)        (1.35)         0.84           0.19
                                                         --------      --------       --------       --------

  Total From Investment Operations                         (0.01)        (1.29)         0.90           0.20
                                                         --------      --------       --------       --------

Distributions

  From Net Investment Income                               (0.05)        (0.06)        (0.07)            --

  From Net Realized Gains                                     --            --         (0.04)            --
                                                         --------      --------       --------       --------

  Total Distributions                                      (0.05)        (0.06)        (0.11)            --
                                                         --------      --------       --------       --------

Net Asset Value, End of Period                             $4.58         $4.64         $5.99          $5.20
                                                         ========      ========       ========       ========

  Total Return(3)                                          (0.17)%      (21.72)%       17.43%          4.00%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........  0.29%         0.29%          0.29%        0.29%(4)

Ratio of Net Investment Income to Average Net Assets .....  1.11%         1.03%          1.14%        1.33%(4)

Portfolio Turnover Rate ..................................     4%           10%            13%             0%

Net Assets, End of Period (in thousands) ............... $449,591      $441,959       $398,560       $264,580

(1)  February 26, 1999 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                           See Notes to Financial Statements

 20          1-800-345-2021       See Glossary for a Definition of the Table

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Capital Portfolios, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 26, 1999 (inception) through March 31,
1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity
Index Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the  financial highlights for each of the three years in the period then ended and for the period February 26, 1999 (inception) through March
31, 1999, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

                                               www.americancentury.com      21

Management
--------------------------------------------------------------------------------

    The individuals listed below serve as directors or officers of the fund.
Those listed as interested  directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

    The other directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (61)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (68)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

D.D. (DEL) HOCK (66)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and J.D. Edwards & Company
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DONALD H. PRATT (63)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North  America Inc.
-------------------------------------------------------------------------------

GALE E. SAYERS (58)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Long
Distance Finance, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (40) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

 22      1-800-345-2021

Management
--------------------------------------------------------------------------------

                                                                    (Continued)

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (77)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other  ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

JAMES E. STOWERS III (42)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries; President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

OFFICERS

WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACIS, ACSC, and
other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other
ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998); Vice President and General
Counsel, Janus Companies (1990 to 1997)
-------------------------------------------------------------------------------

ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND:  Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                               www.americancentury.com      23

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 24      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers 15 growth and income funds including domestic equity, balanced, asset  allocation, and specialty.

    THE EQUITY INDEX FUND seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index comprises
500 selected common stocks, most of which are  listed on the New York Stock
Exchange. The fund  is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization-weighted basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will make up a large proportion of the S&P 500 Index.

    The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest-weighted stocks. The fund attempts to be fully invested at all times in the stocks that make up the S&P 500 Index, and, in any event, at least 80% of the fund's total assets will be so invested.

FUND MANAGEMENT

    Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global
Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

    In 1971, BGI introduced the concept of indexing. With assets under management of more than $600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC,
BGI is headquartered in San Francisco, CA and has offices worldwide.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparison.
It is not an investment product available for purchase.

    The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S.  companies that are considered to be leading firms  in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of  U.S. stock market performance.

                                               www.americancentury.com      25

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 19-20.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.7 billion. This is Lipper's market capitalization breakpoint as of
March 31, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.6 billion and $10.7 billion. This is
Lipper's  market capitalization breakpoint as of March 31, 2002, although it may be subject to change based on market  fluctuations. The S&P MidCap 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.6 billion. This is Lipper's market capitalization  breakpoint as of March 31, 2002, although it may be  subject to change based on market fluctuations. The  S&P 600 Index and the Russell 2000
Index generally  consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 26      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                               www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

 28      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0205                                 American Century Investment Services, Inc.
SH-ANN-29459S                      (c)2002 American Century Services Corporation